                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                                                               File No. 2-13017
                                                               File No. 811-750

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              /X/

     Pre-Effective Amendment No.
                                 ----                                / /

     Post-Effective Amendment No.   114                              /X/
                                   -----        AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

    Amendment No.   114
                   -----

                         DELAWARE GROUP EQUITY FUNDS II
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      1818 Market Street, Philadelphia, Pennsylvania            19103
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)             (Zip Code)

Registrant's Telephone Number, including Area Code:           (215) 255-1255
                                                              ---------------

           Eric E. Miller, 1818 Market Street, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                          January 31, 2000
                                                              ----------------

It is proposed that this filing will become effective:

                          immediately upon filing pursuant to paragraph (b)
                     ----
                          on (date) pursuant to paragraph (b)
                     ----
                          60 days after filing pursuant to paragraph (a)(1)
                     ----
                      X   on January 31, 2000 pursuant to paragraph (a)(1)
                     ----
                          75 days after filing pursuant to paragraph (a)(2)
                     ----
                          on (date) pursuant to paragraph (a)(2) of Rule 485
                     ----

If appropriate, check the following box:

          [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             --- C O N T E N T S ---

     This Post-Effective Amendment No. 114 to Registration File No. 2-13017 includes the following:

                1.     Facing Page

                2.     Contents Page

                3.     Part A - Prospectuses

                4.     Part B - Statement of Additional Information

                5.     Part C - Other Information

                6.     Signatures

                                    DELAWARE

                                   INVESTMENTS
                                   -----------
                              Philadelphia * London



                       Delaware Decatur Equity Income Fund
                         Delaware Growth and Income Fund

                           Class A * Class B * Class C



                                   Prospectus
                                January 31, 2000


                               Total Return Funds


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents


Fund profiles                                                      page

Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund


How we manage the Funds                                            page
Our investment strategies
The securities we typically invest in
The risks of investing in the Funds

Who manages the Funds                                              page
Investment manager
Portfolio managers


Fund Administration (Who's who)

About your account page

Investing in the Funds
         Choosing a share class
         How to reduce your sales charge
         How to buy shares How to redeem shares
         Special services
Dividends, distributions and taxes

Certain management considerations


Financial highlights                                               page

Profile: Delaware Decatur Equity Income Fund

What are the Fund's goals?

Delaware Decatur Equity Income Fund seeks to provide the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Although the Fund will strive to achieve its goals, there is no assurance that it will.

What are the Fund's main investment strategies?

We invest primarily in dividend-paying stocks of large, well-established companies. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Composite Stock Price Index. The manager then considers the financial strength of the company, its management and any developments affecting the security, the company or its industry. If the yield on a stock in the portfolio falls below the average of the S&P 500, we generally sell that stock.

Delaware Decatur Equity Income Fund also may invest up to 15% of its net assets in high-yield, higher risk corporate bonds, commonly known as junk bonds. These bonds involve the risk that the issuing company may be unable to pay interest or repay principal. However, they can offer high income potential which we believe can make a positive contribution to the Fund's performance.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected by changes in stock and bond prices which could be caused by a drop in the stock market, interest rate changes, problems in the economy or poor performance from particular companies or sectors. For a more complete discussion of risk, please turn to page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o Investors with long-term financial goals.
o Investors looking for growth potential combined with regular income.
o Investors looking for supplemental monthly income from an investment that also offers possible protection against inflation.

Who should not invest in the Fund
o Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors seeking an investment primarily in fixed-income securities.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Decatur Equity Income Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in Decatur Equity Income Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as average annual returns of all shares for one-, five-, and ten-year periods or lifetime, if applicable. The Fund's past performance does not necessarily indicate how it will perform in the future.

[bar chart]
Year-by-year total return (Class A)

-------------- ------------ ----------- ----------- ------------ ------------ ------------ ----------- ---------- ----------
1990           1991         1992        1993        1994         1995         1996         1997        1998       1999
-------------- ------------ ----------- ----------- ------------ ------------ ------------ ----------- ---------- ----------
-12.36%        21.78%       8.80%       15.35%      -0.76%       32.85%       20.31%       29.71%      9.87%      0.00%
-------------- ------------ ----------- ----------- ------------ ------------ ------------ ----------- ---------- ----------

During the ten years illustrated in this bar chart, the Class A's highest quarterly return was 0.00% for the quarter ended _______________ and its lowest quarterly return was 0.00% for the quarter ended _____________________.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page __ do include the sales charge.

How has Delaware Decatur Equity Income Fund performed? (continued)

                              Average annual returns for periods ending 12/31/99

-----------------------------------------------------------------------------------------------------------------------------------
CLASS                       A                      B                       C                 S&P 500 Composite Stock Price
                                                                                                         Index
-----------------------------------------------------------------------------------------------------------------------------------
                                                   (if redeemed)*          (if redeemed)*
-----------------------------------------------------------------------------------------------------------------------------------
                            (Inception3/18/57)     (Inception 9/6/94)      (Inception 11/29/95)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
1 year                      0.00%                  0.00%                   0.00%                  0.00%
-----------------------------------------------------------------------------------------------------------------------------------
5 years                     0.00%                  0.00%                   0.00%                  0.00%
-----------------------------------------------------------------------------------------------------------------------------------
10 years or lifetime**      0.00%                  0.00%                   0.00%                  0.00%
-----------------------------------------------------------------------------------------------------------------------------------

The table above shows the Fund's average annual returns compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

* If shares were not redeemed, the returns for Class B would be 0.00%, 0.00% and 0.00% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be 0.00%, 0.00% and 0.00% for the one-year and lifetime periods, respectively.
** Lifetime returns are shown if the Fund or Class existed for less than 10 years. S&P 500 Index returns are for 10 years. Index returns for Class B and Class C lifetimes were 0.00% and 0.00%, respectively. Maximum sales charges are included in the Fund returns above.

What are Delaware Decatur Equity Income Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

 ------------------------------------------------------ ----------- ---------- ----------

 CLASS                                                      A           B            C
 ------------------------------------------------------ ----------- ---------- ----------
 Maximum sales charge (load) imposed on purchases as         5.75%       none       none
 a percentage of offering price
 ------------------------------------------------------ ----------- ---------- ----------
 Maximum contingent deferred sales charge (load) as a        none(1)      5%(2)      1%(3)
 percentage of original purchase price or redemption
 price, whichever is lower
 ------------------------------------------------------ ----------- ---------- ----------
 Maximum sales charge (load) imposed on reinvested            none       none       none
 dividends
 ------------------------------------------------------ ----------- ---------- ----------
 Redemption fees                                              none       none       none
 ------------------------------------------------------ ----------- ---------- ----------

Annual fund operating expenses are deducted from the Fund's assets.

 ------------------------------------------------------ ----------- ---------- ----------
 Management fees                                             0.00%      0.00%      0.00%
 ------------------------------------------------------ ----------- ---------- ----------
 Distribution and service (12-1) fees                       0.00%(4)    0.00%      0.00%
 ------------------------------------------------------ ----------- ---------- ----------
 Other expenses                                              0.00%      0.00%      0.00%
 ------------------------------------------------------ ----------- ---------- ----------
 Total operating expenses                                    0.00%      0.00%      0.00%
 ------------------------------------------------------ ----------- ---------- ----------

This example is intended to help you compare the cost of investing in Delaware Decatur Equity Income Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(5) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 -------------- --------------- ------------ ------------------ ---------- --------------------
 CLASS(6)                    A            B    B (if redeemed)          C                C (if
                                                                                     redeemed)
 ------------ ----------------- ------------ ------------------ ---------- --------------------
 1 year                    $00          $00                $00        $00                  $00
 ------------ ----------------- ------------ ------------------ ---------- --------------------
 3 years                   $00          $00                $00        $00                  $00
 ------------ ----------------- ------------ ------------------ ---------- --------------------
 5 years                   $00          $00                $00        $00                  $00
 ------------ ----------------- ------------ ------------------ ---------- --------------------
 10 years                  $00          $00                $00        $00                  $00

 ------------ ----------------- ------------ ------------------ ---------- --------------------

(1) A purchase of Class A shares at $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter. Your Class B shares will automatically convert to Class A shares after approximately eight years.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses that went into effect on May 2, 1994. Under this formula, 12b-1 plan expenses will not be more than 0.30% or less than 0.10%.


(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.


(6) The Class B example reflects the conversion of Class B shares to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

Profile: Delaware Growth and Income Fund

What are the Fund's goals?

Delaware Growth and Income Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Although the Fund will strive to meet its goals, there is no assurance that it will.

What are the Fund's main investment strategies?

We invest primarily in dividend-paying stocks of large, well-established companies. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Index. We then consider the financial strength of the company, its management and any developments affecting the security, the company or its industry. If the yield on a stock in the portfolio falls below the average of the S&P 500, we generally sell that stock.


What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be particularly affected by changes in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For a more complete discussion of risk, please turn to page __.

Who should invest in the Fund

o Investors with long-term financial goals.
o Investors seeking long-term capital appreciation.
o Investors seeking an investment primarily in common stocks.
o Investors seeking moderate quarterly income with the opportunity for inflation protection.

Who should not invest in the Fund

o Investors seeking an investment primarily in fixed-income securities.
o Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.


You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Growth and Income Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in Delaware Growth and Income Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as average annual returns of all shares for one-, five-, and ten-year or lifetime periods, if applicable. The Fund's past performance does not necessarily indicate how it will perform in the future.

[bar chart]

Year-by-year total return (Class A)

-------------- ------------ ----------- ----------- ------------ ------------ ------------ ----------- ---------- ----------

1990           1991         1992        1993        1994         1995         1996         1997        1998       1999
-------------- ------------ ----------- ----------- ------------ ------------ ------------ ----------- ---------- ----------
-8.33%         20.40%       8.17%       14.93%      -0.53%       36.51%       19.97%       31.24%      10.57%     0.00%
-------------- ------------ ----------- ----------- ------------ ------------ ------------ ----------- ---------- ----------

During the ten years illustrated in this bar chart, Class A's highest return was 0.00% for the quarter ended __________and its lowest quarterly return was 0.00% for the quarter ended ____________.

The maximum Class A sales charge of 5.75%, assessed when you purchase shares, is not reflected in the total returns above or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown on page ___ do include the sales charge.

How has Delaware Growth and Income Fund performed? (continued)

                              Average annual returns for periods ending 12/31/99

-----------------------------------------------------------------------------------------------------------------------------------
CLASS                       A                      B                       C            S&P 500 Composite Stock Price
                                                                                                    Index
-----------------------------------------------------------------------------------------------------------------------------------
                                                   (if redeemed)*          (if redeemed)*
-----------------------------------------------------------------------------------------------------------------------------------
                            (Inception 8/27/86)    (Inception 9/6/94)      (Inception 11/29/95)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
1 year                      0.00%                  0.00%                   0.00%                  0.00%
-----------------------------------------------------------------------------------------------------------------------------------
5 years                     0.00%                  0.00%                   0.00%                  0.00%
-----------------------------------------------------------------------------------------------------------------------------------
10 years or lifetime**      0.00%                  0.00%                   0.00%                  0.00%
-----------------------------------------------------------------------------------------------------------------------------------

The table above shows the Fund's average annual returns compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

* If shares were not redeemed, the returns for Class B would be 0.00%, 0.00% and 0.00% for the one-year and lifetime periods, respectively. Returns for Class C would be 0.00%, 0.00% and 0.00% for the one-year and lifetime periods, respectively.

Index returns are for 10 years. Index returns for Class B and Class C lifetimes were 0.00% and 0.00%, respectively. Maximum sales charges are included in the Fund returns above.

What are Delaware Growth and Income Fund's fees and expenses? Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

 ------------------------------------------------------ ----------- ---------- ----------
 CLASS                                                      A           B          C
 ------------------------------------------------------ ----------- ---------- ----------
 Maximum sales charge (load) imposed on purchases as         5.75%       none       none
 a percentage of offering price
 ------------------------------------------------------ ----------- ---------- ----------
 Maximum contingent deferred sales charge (load) as a        none(1)      4%(2)      1%(3)
 percentage of original purchase price or redemption
 price, whichever is lower
 ------------------------------------------------------ ----------- ---------- ----------
 Maximum sales charge (load) imposed on reinvested            none       none       none
 dividends
 ------------------------------------------------------ ----------- ---------- ----------
 Redemption fees(4)                                           none       none       none
 ------------------------------------------------------ ----------- ---------- ----------

Annual fund operating expenses are deducted from the Fund's assets.

 ------------------------------------------------------ ----------- ---------- ----------
 Management fees                                             0.00%      0.00%      0.00%
 ------------------------------------------------------ ----------- ---------- ----------
 Distribution and service (12-1) fees                        0.00%      0.00%      0.00%
 ------------------------------------------------------ ----------- ---------- ----------
 Other expense                                               0.00%      0.00%      0.00%
 ------------------------------------------------------ ----------- ---------- ----------
 Total operating expenses                                    0.00%      0.00%      0.00%
 ------------------------------------------------------ ----------- ---------- ----------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 -------------- --------------- ------------ ------------------ ----------- --------------------
 CLASS(5)                    A            B    B (if redeemed)           C      C (if redeemed)
 --------------- -------------- ------------ ------------------ ----------- --------------------
 1 year                    $00          $00                $00         $00                  $00
 --------------- -------------- ------------ ------------------ ----------- --------------------
 3 years                   $00          $00                $00         $00                  $00
 --------------- -------------- ------------ ------------------ ----------- --------------------
 5 years                   $00          $00                $00         $00                  $00
 --------------- -------------- ------------ ------------------ ----------- --------------------
 10 years                  $00          $00                $00         $00                  $00

 --------------- -------------- ------------ ------------------ ----------- --------------------

(1) A purchase of Class A shares at $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter. Your Class B shares will automatically convert to Class A shares after approximately eight years.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods in this example.

(5) The Class B example reflects the conversion of Class B shares to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Funds

Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

Our investment strategies
We first identify companies that have above-average dividend yields compared to the unmanaged S&P 500 Index, a commonly used measure of U.S. stocks. We then research individual companies and analyze economic and market conditions, seeking to identify the securities that we think are the best investments for each Fund. Following are descriptions of how the portfolio manager pursues the Funds' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware Decatur Equity Income Fund
Delaware Decatur Equity Income Fund is a total return fund that invests primarily in stocks, but also in corporate bonds. It strives to provide high current income and capital appreciation to its shareholders.

We invest primarily in the common stocks of established companies that we believe have long-term total return potential. That is, they offer both current income through dividends and capital growth potential through increases in stock prices. Our focus on stocks with high dividend yields is generally considered to be a value-oriented investment approach.

To help supplement the dividend income provided by the stocks in the portfolio, the Fund may also invest up to 15% of its net assets in high-yield, higher risk corporate bonds. The companies that issue these bonds do not generally have good credit ratings. As a result, the bonds generally pay more interest than better quality bonds. We carefully evaluate individual bonds before they are purchased and monitor them carefully while in the portfolio. We look closely at each company and the characteristics of the bond to better judge whether the company will be able to pay interest and repay principal.

We conduct ongoing analysis of both the stock and bond markets to determine how much of the portfolio should be allocated to stocks and how much to high-yield bonds.

Delaware Growth and Income Fund
Delaware Growth and Income Fund is also a total return fund, but it generally does not hold bonds in the portfolio. This Fund's objective is to provide long-term growth of capital. It also seeks to provide a moderate amount of current income.

Delaware Growth and Income Fund invests primarily in the common stocks of established companies that we believe have long-term total return potential. These stocks offer both current income through dividends and capital growth potential through possible increases in stock prices. This focus on stocks with high dividend yields is generally considered to be a value-oriented investment approach.

Both Funds
Delaware Growth and Income Fund offers slightly greater growth potential and slightly less income potential than Delaware Decatur Equity Income Fund due to its greater focus on common stocks.

The securities we typically invest in

Stocks generally offer investors the potential for capital appreciation, and may pay dividends as well. High-yield bonds generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

 ----------------------------------------------------- -----------------------------------------------------------------------
        Securities                                                               How we use them
 ----------------------------------------------------- -----------------------------------------------------------------------

                                                            Delaware Decatur Equity           Delaware Growth and Income Fund
                                                                  Income Fund

 ----------------------------------------------------- -----------------------------------  -----------------------------------
 Common stocks: Securities that represent shares of    Generally, we invest 85% to          Generally, 90% to 100% of the
 ownership in a corporation. Stockholders              100% of net assets in                Fund's net assets will be
 participate in the corporation's profits and          dividend-paying common stocks.       invested in dividend-paying
 losses, proportionate to the number of shares they                                         common stocks.
 own.
 ----------------------------------------------------- -----------------------------------  ----------------------------------

 High-yield corporate bonds: Securities that are       Delaware Decatur Equity Income       Delaware Growth and Income Fund
 rated lower than Investment Grade by a nationally     Fund may invest up to 15% of net     generally does not invest in
 recognized statistical ratings organization (NRSRO)   assets in high-yield corporate       high-yield corporate bonds.
 or, if unrated, that we believe are of comparable     bonds, typically those rated B or
 quality. These securities are considered to be of     BB by an NRSRO.
 poor standing and predominately speculative.
 ----------------------------------------------------- ----------------------------------- -----------------------------------
American Depositary Receipts: Certificates issued by   We may invest without limitation in ADRs.  We use them when we
a U.S. bank which represent the bank's holdings of     believe they offer better total return opportunities than U.S.
a stated number of shares of a foreign corporation.    securities.
An ADR entitles the holder to all dividends and
capital gains earned by the underlying foreign
shares, and an ADR is bought and sold the same as
U.S. securities.
------------------------------------------------------ -----------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer    Typically, we use repurchase agreements as a short-term investment
and seller of securities in which the seller agrees    for a Fund's cash position. In order to enter into these repurchase
to buy the securities back within a specified time     agreements, a Fund must have collateral of at least 102% of the
at the same price the buyer paid for them, plus an     repurchase price. The Fund will only enter into repurchase agreements
amount equal to an agreed upon interest rate.          in which the collateral is comprised of U.S. government securities.
Repurchase agreements are often viewed as equivalent
to cash.
------------------------------------------------------ -----------------------------------------------------------------------
Restricted securities: Privately placed securities     We may invest in privately placed securities that are eligible for
whose resale is restricted under securities law.       resale among certain institutional buyers, including Rule 144A
                                                       Securities.

------------------------------------------------------ -----------------------------------------------------------------------
Illiquid Securities: Securities that do not have a     We may invest up to 10% of a Fund's total assets in illiquid
ready market, and cannot be easily sold within seven   securities.
days at approximately the price that the Fund has
valued them.

------------------------------------------------------ -----------------------------------------------------------------------

The Funds are permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. The Funds may also invest in fixed-income securities and enter into futures and options transactions for defensive purposes. Each Fund reserves the right to hold a substantial part of its assets in cash or cash equivalents as a temporary defensive strategy and when a Fund does so, it may not be able to achieve its investment objective. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in each Fund's portfolio in the annual or semi-annual shareholder report.

Lending securities
Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis

Each Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. Each Fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. Each Fund may invest in when-issued securities in order to try to take advantage of securities that the manager believes may be under valued when trading on a when-issued basis.

Portfolio turnover
Both Funds anticipate that their annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks
Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider an investment in either one to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-------------------------------------------- ----------------------------------------------------------------------------
                   Risks                                            How we strive to manage them
-------------------------------------------- ---------------------------------- -----------------------------------------
                                                Decatur Equity Income Fund               Growth and Income Fund

-------------------------------------------- ----------------------------------------------------------------------------

Market risk is the risk that all or a        We maintain a long-term investment approach and focus on stocks we believe
majority of the securities in a certain      can appreciate over an extended time frame regardless of interim market market
-- like the stock or bond market --          fluctuations. We do not try to predict overall stock market movements and
will decline in value because of factors     generally do not trade for short-term purposes.
such as economic conditions, future
expectations or investor confidence.

-------------------------------------------- ----------------------------------------------------------------------------
Industry and security risk is the risk       We limit the amount of each Fund's assets invested in any one industry and
that the value of securities in a            in any individual security.  We also follow a rigorous selection process
particular industry or the value of an       designed to identify under valued securities before choosing securities
individual stock or bond will decline        for the portfolios.
because of changing expectations for the
performance of that industry or for the
individual company issuing the stock or
bond.
-------------------------------------------- ----------------------------------- ----------------------------------------
Interest rate risk is the risk that          We limit the amount of  high-yield  Delaware Growth and Income Fund does
securities  will  decrease in value if       bonds in the portfolio to 15% of    not generally  hold a significant
interest  rates rise. The risk is greater    net assets.                         portion of its assets in bonds, so
for bonds with longer maturities than for                                        interest rate risk is not a major risk
those with shorter maturities.                                                   in this Fund.

-------------------------------------------- ----------------------------------- ----------------------------------------

-------------------------------------------- ----------------------------------- ----------------------------------------

Credit risk is the risk that a bond's        We limit the amount of high-yield   Delaware Growth and Income Fund is
issuer will be unable to make timely         bonds in the portfolio to 15% of    generally not subject to credit risk.
payments of interest and principal.          net assets. We typically invest
                                             in bonds rated BB or B and do not
                                             invest in bonds rated below C or Ca
                                             by an NRSRO, or, if unrated, that
                                             we believe are of comparable
                                             quality. This limitation, combined
                                             with our careful, credit-oriented
                                             bond selection and our commitment
                                             to hold a diversified selection of
                                             high-yield bonds are designed to
                                             manage this risk.

-------------------------------------------- ----------------------------------- ----------------------------------------
Foreign risk is the risk that foreign        We typically invest only a small portion of each Fund's portfolio in
securities may be adversely affected by      foreign corporations through American Depositary Receipts.  When we do
political instability, changes in currency   purchase ADRs, they are generally denominated in U.S. dollars and traded
exchange rates, foreign economic             on a U.S. exchange.
conditions or inadequate regulatory and
accounting standards.
-------------------------------------------- ----------------------------------------------------------------------------

                                                                              15

-------------------------------------------- ----------------------------------------------------------------------------

                   Risks                                            How we strive to manage them
-------------------------------------------- ----------------------------------------------------------------------------
                                                Decatur Equity Income Fund               Growth and Income Fund


-------------------------------------------- ----------------------------------------------------------------------------
Liquidity risk is the possibility that       We limit exposure to illiquid securities.
securities cannot be readily sold within
seven days at approximately the price that
a fund values them.

-------------------------------------------- ----------------------------------------------------------------------------

                                                                              16

Who manages the Funds

Investment manager

The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:

                                                      Investment management fees

     ----------------------------------------------------------------------- --------------- --------------
                                                                                Delaware       Delaware
                                                                                Decatur       Growth and
                                                                             Equity Income    Income Fund
                                      Fund
     ----------------------------------------------------------------------- --------------- --------------
     As a percentage of average daily net assets                                 0.00%           0.00%
     ----------------------------------------------------------------------- --------------- --------------

Portfolio manager

John B. Fields, Senior Vice President/Senior Portfolio Manager, has primary responsibility for making day-to-day investment decisions for each Fund. He has been Senior Portfolio Manager for Delaware Decatur Equity Income Fund since 1993 and for Delaware Growth and Income Fund since 1992. Mr. Fields, who has 28 years experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In researching securities and making investment decisions for the Funds, Mr. Fields regularly consults with a team of Delaware portfolio managers utilizing the same investment strategy and with Richard G. Unruh.

Richard G. Unruh, Executive Vice President/Chief Investment Officer, Equity, joined Delaware Investments in 1982 after 19 years of investment experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an Executive Vice President of the Funds in 1994 and named Chief Investment Officer for equities in 1998. He was named Executive Vice President and is a member of the Board of Trustees of Delaware Management Business Trust.

Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.


[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                               Board of Trustees

Investment manager                          The Funds                           Custodian
Delaware Management Company                                                     The Chase Manhattan Bank
One Commerce Square                                                             4 Chase Metrotech Center
Philadelphia, PA 19103                                                          Brooklyn, NY 11245



Portfolio managers                  Service agent                               Distributor
(see page __ for details)           Delaware Service Company, Inc.              Delaware Distributors, L.P.
                                    1818 Market Street                          1818 Market Street
                                    Philadelphia, PA 19103                      Philadelphia, PA 19103

                                               Financial advisers

                                                             Shareholders

Board of Trustees   A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager   An investment manager is a company responsible for
selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers   Portfolio managers are employed by the investment manager
to make investment decisions for individual portfolios on a day-to-day basis.

Custodian   Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Service agent   Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents provide customer service to shareholders, as well.

Distributor   Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Financial advisers   Financial advisers provide investment advice to their
clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders   Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Funds
You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A
Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge;

       o If you invest $50,000 or more, your front-end sales charge will be reduced;

       o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information;

       o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares; and

       o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances noted in the table below.
Class A Sales Charges

------------------------------ ------------------- ---------------------- -------------------------------
     Amount of purchase           Sales charge     Sales charge as % of      Dealer's commission as %
                                      as %            amount invested           Of offering price
                               of offering price
---------------------------------------------------------------------------------------------------------
       Less than $50,000              5.75%                0.00%                       5.00%
---------------------------------------------------------------------------------------------------------
          $50,000 but                 4.75%                0.00%                       4.00%
        Under $100,000
---------------------------------------------------------------------------------------------------------
         $100,000 but                 3.75%                0.00%                       3.00%
        Under $250,000
---------------------------------------------------------------------------------------------------------
        $250,000 but                 2.50%                0.00%                       2.00%
        Under $500,000
---------------------------------------------------------------------------------------------------------
         $500,000 but                 2.00%                0.00%                       1.60%
       Under $1 million

---------------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year.

  --------------------------- ------------------- ---------------------- -------------------------------

      Amount of purchase      Sales charge as %     Sales charge as %       Dealer's commission as %
                              of offering price    of amount invested          of offering price
  --------------------------- ------------------- ---------------------- -------------------------------
     $1,000,000 up to $5             none                 none                      1.00%
           million
  --------------------------- ------------------- --------------------- -------------------------------
       Next $20 million              none                 none                      0.50%
      up to $25 million
  --------------------------- ------------------- --------------------- -------------------------------
   Amount over $25 million           none                 none                      0.25%
  --------------------------- ------------------- --------------------- -------------------------------

       Class B
       o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the appropriate Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them;

       o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter;

       o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information;

       o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts; and

       o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

       o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%.

       o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

       Class C
       o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the appropriate Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them;

       o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information;

       o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts;

       o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares;

       o Unlike Class B shares, Class C shares do not automatically convert into another class; and

       o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

About your account continued
How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

---------------------------- --------------------------------------- -----------------------------------------------------------
          Program            How it works                                                   Share class
                                                                           A                    B                C
---------------------------- --------------------------------------- -----------------------------------------------------------

  Letter of Intent             Through a Letter of Intent you              X         Although the Letter of Intent and Rights
                               agree to invest a certain amount                      of Accumulation do not apply to the
                               in Delaware Investment Funds                          purchase of Class B and C shares, you can
                               (except money market funds with                       combine your purchase of Class A shares
                               no sales charge) over a 13-month                      with your purchase of B and C shares to
                               period to qualify for reduced                         fulfill your Letter of Intent or qualify
                               front-end sales charges.                              for Rights of Accumulation.

---------------------------- --------------------------------------- ---------------
  Rights of Accumulation       You can combine your holdings or            X
                               purchases of all funds in the Delaware
                               Investments family (except money market
                               funds with no sales charge) as well
                               as the holdings and purchases of your
                               spouse and children under 21 to
                               qualify for reduced front-end sales
                               charges.

---------------------------- --------------------------------------- --------------- -------------------------------------------

---------------------------- --------------------------------------- -----------------------------------------------------------
          Program            How it works                                                   Share class
                                                                           A                    B                C
---------------------------- --------------------------------------- --------------- -------------------------------------------

  Reinvestment of              Up to 12 months after you redeem      For Class         For Class B, your          Not
  redeemed shares              shares, you can reinvest the          A, you will       account will be            available.
                               proceeds with no additional sales     not have to       credited with the
                               charge.                               pay an            contingent deferred
                                                                     additional        sales charge you
                                                                     front-end         previously paid on
                                                                     sales             the amount you are
                                                                     charge.           reinvesting. Your
                                                                                       schedule for
                                                                                       contingent deferred
                                                                                       sales charges and
                                                                                       conversion to Class
                                                                                       A will not start
                                                                                       over again; it will
                                                                                       pick up from the
                                                                                       point at which you
                                                                                       redeemed your shares.
---------------------------- --------------------------------------- --------------- -------------------------- ----------------
  SIMPLE IRA, SEP IRA,         These investment plans may                  X         There is no reduction in sales charges
  SARSEP, Prototype            qualify for reduced sales charges                     for Class B or Class C shares for group
  Profit Sharing,              by combining the purchases of all                     purchases for retirement plans.
  Pension, 401(k),             members of the group. Members of
  SIMPLE 401(k),               these groups may also qualify to
  403(b)(7), and 457           purchase shares without a
  Retirement Plans             front-end sales charge and a
                               waiver of any contingent deferred
                               sales charges.

---------------------------- --------------------------------------- --------------- -------------------------------------------

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103. If you are making an initial purchase by mail, you must include a completed investment application, or an appropriate retirement plan application if you are opening a retirement account, with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange Class A shares for Class B or Class C shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services

You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Once you have completed an application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA; under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum purchase for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the Board of Trustees.

Retirement plans

In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in these Funds can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone

You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services

You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service department at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined at the close of business on the day we receive your request. You may have to pay taxes on the proceeds from your sale of shares. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, and later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account Minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, and $500 for Education
IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan

The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions or direct transfers from your bank account.

Wealth Builder Option

With the Wealth Builder Option you can arrange automatic monthly exchanges from your shares in one or more Delaware Investments funds into any other Delaware Investments fund. Wealth Builder Exchanges are subject to the same rules as regular exchanges and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge on the shares of the fund from which you make your exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service
Through our Moneyline(SM) On Demand Service, you or your financial adviser may transfer money from your Fund account to your predesignated bank account by telephone request. This service is not available for retirement plans. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service

Through our Moneyline Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan

Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneylineSM Direct Deposit Service.

Dividends, distributions and taxes

For Decatur Equity Income Fund dividends, if any, are paid monthly, while capital gains, if any, are distributed annually. For Growth and Income Fund dividends, if any, are paid quarterly, while capital gains, if any, are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain Management Considerations

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, each Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Each Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Funds. The portfolio managers and investment professionals of the Funds consider Year 2000 compliance (including, but not limited to, any or all of the following: impact on business, cost of compliance plan review and contingency planning, and vendor compliance) in the securities selection and investment process. However, there can be no guarantees that, even with their due diligence efforts, they will be able to predict the affect of Year 2000 on any company or the performance of its securities.

Investment by fund of funds
Delaware Growth and Income Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Funds and Foundation Funds as a result of these transactions.

Financial highlights

The financial highlights table is intended to help you understand Delaware Decatur Income Fund's financial performance for the past five years. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                       Class A Shares
                                                                                      Year Ended 11/30
Delaware Decatur Equity Income Fund                             1999(1)       1998(1)        1997(1)      1996(1)         1995(1)

-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                            $00.000       $22.580         21.320       19.070          15.570
Income (loss) from investment operations:
Net investment income                                             0.000         0.569          0.600        0.650           0.700
Net realized & unrealized gain (loss) on investments              0.000         1.811          3.940        3.630           3.910
                                                                -------       -------        -------      -------         -------
Total from investment operations                                  0.000         2.380          4.540        4.280           4.610
                                                                -------       -------        -------      -------         -------
Less dividends and distributions:
Dividends from net investment income                             (0.000)       (0.490)        (0.600)      (0.690)         (0.690)
Distributions from realized gain on investments                  (0.000)       (3.070)        (2.680)      (1.340)         (0.420)
                                                                -------       -------        -------      -------         -------
Total dividends and distributions                                (0.000)       (3.560)        (3.280)      (2.030)         (1.110)
                                                                -------       -------        -------      -------         -------
Net asset value, end of period                                  $00.000       $21.400         22.580       21.320          19.070
                                                                =======       =======         ======       ======          ======
Total return (2)                                                 00.00%        12.03%          24.78        24.47           31.02
Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $0,000,000    $1,969,181      1,906,726    1,616,315       1,382,693
Ratio of expenses to average net assets                           0.00%         0.90%           0.88         0.85            0.87
Ratio of net investment income to average net assets              0.00%         2.68%           2.87        3.400           4.030
Portfolio turnover rate                                             00%           94%             90          101              74
-----------------------------------------------------------------------------------------------------------------------------------

(1) The data ap pearing above reflects 12b-1 distribution expenses that apply on and after May 2, 1994.


Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

-----------------------------------------------------------------------------------------------------------------

                                                                            Class B Shares
                                                                           Year Ended 11/30

Delaware Decatur Equity Income Fund                           1999       1998        1997      1996      1995
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $00.000    $22.480     $21.260   $19.030   $15.550
Income (loss) from investment operations:
Net investment income                                        0.000      0.403       0.450     0.500     0.560
Net realized & unrealized gain (loss) on investments         0.000      1.797       3.900     3.610     3.890
                                                           -------    -------     -------   -------   -------
Total from investment operations                             0.000      2.200       4.350     4.110     4.450
                                                           -------    -------     -------   -------   -------
Less dividends and distributions:
Dividends from net investment income                        (0.000)    (0.290)     (0.450)   (0.540)   (0.550)
Distributions from realized gain on investments             (0.000)    (3.070)     (2.680)   (1.340)   (0.420)
                                                           -------    -------     -------   -------   -------
Total dividends and distributions                           (0.000)    (3.360)     (3.130)   (1.880)   (0.970)
                                                           -------    -------     -------   -------   -------
Net asset value, end of period                             $00.000    $21.320     $22.480   $21.260   $19.030
                                                           =======    =======     =======   =======   =======
Total return (3)                                            00.00%     11.14%      23.73%    23.43%    29.85%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $000,000   $169,985    $123,180   $60,689   $19,665
Ratio of expenses to average net assets                      0.00%      1.70%       1.68%     1.69%     1.74%
Ratio of net investment income to average net assets         0.00%      1.88%       2.07%     2.56%     3.16%
Portfolio turnover rate                                        00%        94%         90%      101%       74%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                                Class C Shares
                                                                               Year Ended 11/30

Delaware Decatur Equity Income Fund                                      1999        1998      1997       1996
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $00.000     $22.570   $21.330    $19.080
Income (loss) from investment operations:
Net investment income                                                   0.000       0.402     0.460      0.510
Net realized & unrealized gain (loss) on investments                    0.000       1.808     3.910      3.630
                                                                      -------     -------   -------    -------
Total from investment operations                                        0.000       2.210     4.370      4.140
                                                                      -------     -------   -------    -------
Less dividends and distributions:
Dividends from net investment income                                   (0.000)     (0.290)   (0.450)    (0.550)
Distributions from realized gain on investments                        (0.000)     (3.070)   (2.680)    (1.340)
                                                                      -------     -------   -------    -------
Total dividends and distributions                                      (0.000)     (3.360)   (3.130)    (1.890)
                                                                      -------     -------   -------    -------
Net asset value, end of period                                        $00.000     $21.420   $22.570    $21.330
                                                                      =======     =======   =======    =======
Total return (3)                                                       00.00%      11.14%    23.75%     23.47%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $00,000     $23,076   $15,343     $4,833
Ratio of expenses to average net assets                                 0.00%       1.70%     1.68%      1.69%
Ratio of net investment income to average net assets                    0.00%       1.88%     2.07%      2.56%
Portfolio turnover rate                                                   00%         94%       90%       101%
-----------------------------------------------------------------------------------------------------------------

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.
(2) Date of initial public offering.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

The financial highlights table is intended to help you understand Delaware Growth and Income Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

-----------------------------------------------------------------------------------------------------------------------
                                                                                  Class A Shares
                                                                                 Year Ended 11/30

Delaware Growth and Income Fund                                    1999         1998        1997       1996    1995
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $00.000      $19.230     $17.520    $15.610    $12.320
Income (loss) from investment operations:
Net investment income                                             0.000        0.280       0.280      0.340      0.370
Net realized & unrealized gain (loss) on investments              0.000        1.930       3.610      3.210      3.700
                                                                -------      -------     -------    -------    -------
Total from investment operations                                  0.000        2.210       3.890      3.550      4.070
                                                                -------      -------     -------    -------    -------
Less dividends and distributions:
Dividends from net investment income                             (0.000)      (0.240)     (0.330)    (0.350)    (0.360)
Distributions from realized gain on investments                  (0.000)      (2.080)     (1.850)    (1.290)    (0.420)
                                                                -------      -------     -------    -------    -------
Total dividends and distributions                                (0.000)      (2.320)     (2.180)    (1.640)    (0.780)
                                                                -------      -------     -------    -------    -------
Net asset value, end of period                                  $00.000      $19.120     $19.230    $17.520    $15.610
                                                                =======      =======     =======    =======    =======
Total return (3)                                                 00.00%       12.70%      25.26%     24.89%     34.68%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $0,000,000   $1,006,642    $863,855   $670,912   $534,342
Ratio of expenses to average net assets                           0.00%        1.13%       1.13%      1.11%      1.19%
Ratio of net investment income to average net assets              0.00%        1.52%       1.60%      2.21%      2.72%
Portfolio turnover rate                                             00%          87%         69%        87%        81%
-----------------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

-------------------------------------------------------------------------------------------------------------------

                                                                                Class B Shares
                                                                               Year Ended 11/30

Delaware Growth and Income Fund                               1999       1998        1997      1996      1995
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $00.000    $19.200     $17.460   $15.560   $12.310
Income (loss) from investment operations:
Net investment income                                        0.000      0.151       0.170     0.230     0.300
Net realized & unrealized gain (loss) on investments         0.000      1.917       3.600     3.200     3.670
                                                           -------    -------     -------   -------   -------
Total from investment operations                             0.000      2.068       3.770     3.430     3.970
                                                           -------    -------     -------   -------   -------
Less dividends and distributions:
Dividends from net investment income                        (0.000)    (0.098)     (0.180)   (0.240)   (0.300)
Distributions from realized gain on investments             (0.000)    (2.080)     (1.850)   (1.290)   (0.420)
                                                           -------    -------     -------   -------   -------
Total dividends and distributions                           (0.000)    (2.178)     (1.850)   (1.530)   (0.720)
                                                           -------    -------     -------   -------   -------
Net asset value, end of period                             $00.000    $19.090     $19.200   $17.460   $15.560
                                                           =======    =======     =======   =======   =======
Total return (3)                                            00.00%     11.92%      24.45%    24.01%    33.79%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $000,000   $218,584    $135,737   $53,467   $14,745
Ratio of expenses to average net assets                      0.00%      1.83%       1.83%     1.81%     1.89%
Ratio of net investment income to average net assets         0.00%      0.82%       0.90%     1.53%     2.02%
Portfolio turnover rate                                        00%        87%         69%       87%       81%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                                                                                   Class C Shares
                                                                                 Year Ended 11/30
                                                                                                              Period
                                                                                                         11/29/95(2)
                                                                                                             Through
Delaware Growth and Income Fund                                   1999        1998      1997      1996      11/30/95
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $00.000     $19.160   $17.430   $15.610       $15.610
Income (loss) from investment operations:
Net investment income                                            0.000       0.153     0.170     0.330          none
Net realized & unrealized gain (loss) on investments             0.000       1.915     3.590     3.100          none
                                                               -------     -------   -------   -------          ----
Total from investment operations                                 0.000       2.068     3.760     3.430          none
                                                               -------     -------   -------   -------          ----
Less dividends and distributions:
Dividends from net investment income                            (0.000)     (0.098)   (0.180)   (0.320)         none
Distributions from realized gain on investments                 (0.000)     (2.080)   (1.850)   (1.290)         none
                                                               -------     -------   -------   -------          ----
Total dividends and distributions                               (0.000)     (2.178)   (2.030)   (1.610)         none
                                                               -------     -------   -------   -------          ----
Net asset value, end of period                                 $00.000     $19.050   $19.160   $17,430       $15.610
                                                               =======     =======   =======   =======       =======
Total return (3)                                                00.00%      12.00%    24.44%    24.04%            (4)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $00,000     $48,683   $26,231    $7,591            $5
Ratio of expenses to average net assets                          0.00%       1.83%     1.83%     1.81%            (4)
Ratio of net investment income to average net assets             0.00%       0.82%     0.90%     1.53%            (4)
Portfolio turnover rate                                            00%         87%       69%       87%            (4)
------------------------------------------------------------------------------------------------------------------------

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.
(2) Date of initial public offering.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) The ratios of expenses and net investment income to average daily net assets have been omitted as management believes that such ratios, portfolio turnover and total return for this relatively short period are not meaningful.

How to read the financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's securities after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from realized gain on investments."

Realized gains
Profits realized from the sale of securities.

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the percentage increase or decrease in the value of a share of a fund during specific periods, in this case, annual periods. In calculating this figure for the financial highlights table, we include fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of total investment that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover rate has bought and sold half of the value of its total investment portfolio during the stated period.

[begin glossary]

How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost

Similar to depreciated value, amortized cost reflects the value of a fixed-income security adjusted to account for any premium that was paid above the par value when the security was purchased. The purpose of amortization is to reflect resale or redemption value.

Appreciation
An increase in the value of an investment.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.


Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, prices fall, and when interest rates fall, prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds.

Capital
The amount of money you invest.


Capital gains distributions

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.


Compounding

Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)

Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.


Corporate bond
A debt security issued by a corporation. See Bond.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Currency exchange rates
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration

A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
With fixed-income securities, the money you originally invest is returned to you at a prespecified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return.

Inflation

The increase in the cost of goods and services over time. U.S. inflation is measured by the Consumer Price Index (CPI).


Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Investment grade
A bond with a "bond" rating in one of the four highest ratings categories by an NRSRO or, if unrated, that the manager believes is of comparable quality.

Management fee

The amount paid by a mutual fund to the investment adviser for management services, expressed as a percentage of the fund's net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASD)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

NAV (Net asset value)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NRSRO (Nationally recognized statistical rating organization)
A company that assesses the quality and potential performance of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

Preferred stock

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also pay dividends at a fixed rate.

Price/earnings ratio

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings of $5 has a P/E of 20.


Principal
Amount of money you invest. Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.


Redeem

To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Composite Stock Index
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge

Charge on the purchase of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return varies from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."


Total return

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.


Uniform Gift to Minors Act and Uniform Transfers to Minors Act

Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918. You may also obtain additional information about the Funds from your financial adviser.

You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.


Web site
www.delawareinvestments.com


E-mail
service@delinvest.com

Shareholder Service Center


800.523.1918

Delaphone Service

800.362.FUND (800.362.3863)

For convenient access to account information or current performance information on all Delaware Investment Funds seven days a week, 24 hours a day, use this Touch-Tone service.


Investment Company Act file number: 811-750

---------------------------------------------------------- ----------------------------------------- ----------------------------

Fund Name                                                  CUSIP number                              NASDAQ symbol
---------------------------------------------------------- ----------------------------------------- ----------------------------
Delaware Decatur Equity Income Fund A Class                245907100                                 DELDX
---------------------------------------------------------- ----------------------------------------- ----------------------------
Delaware Decatur Equity Income Fund B Class                245907605                                 DEIBX
---------------------------------------------------------- ----------------------------------------- ----------------------------
Delaware Decatur Equity Income Fund C Class                245907704                                 DECCX
---------------------------------------------------------- ----------------------------------------- ----------------------------
Delaware Growth and Income Fund A Class                    245907209                                 DEDTX
---------------------------------------------------------- ----------------------------------------- ----------------------------
Delaware Growth and Income Fund B Class                    245907506                                 DEOBX
---------------------------------------------------------- ----------------------------------------- ----------------------------
Delaware Growth and Income Fund C Class                    245907803                                 DTRCX

---------------------------------------------------------- ----------------------------------------- ----------------------------

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London

P-002 [--] PP 01/00

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London



                       Delaware Decatur Equity Income Fund
                         Delaware Growth and Income Fund

                               Institutional Class



                                   Prospectus

                                January 31, 2000

                               Total Return Funds


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund profiles                                  page

Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund

How we manage the Funds                        page
Our investment strategies
The securities we typically invest in
The risks of investing in the Funds

Who manages the Funds                          page
Investment manager
Portfolio managers
Fund administration (Who's who)

About your account                             page
Investing in the Funds
      How to buy shares
      How to redeem shares
      Account minimum
      Exchanges

Dividends, distributions and taxes

Certain management considerations

Financial highlights                           page

Profile: Delaware Decatur Equity Income Fund


What are the Fund's goals?

Delaware Decatur Equity Income Fund seeks to provide the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Although the Fund will strive to achieve its goals, there is no assurance that it will.

What are the Fund's main investment strategies?

We invest primarily in dividend-paying stocks of large, well-established companies. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Composite Stock Price Index. The manager then considers the financial strength of the company, its management and any developments affecting the security, the company or its industry. If the yield on a stock in the portfolio falls below the average of the S&P 500, we generally sell that stock.

Delaware Decatur Equity Income Fund also may invest up to 15% of its net assets in high-yield, higher risk corporate bonds, commonly known as junk bonds. These bonds involve the risk that the issuing company may be unable to pay interest or repay principal. However, they can offer high income potential which we believe can make a positive contribution to the Fund's performance.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected by changes in stock and bond prices which could be caused by a drop in the stock market, interest rate changes, problems in the economy or poor performance from particular companies or sectors. For a more complete discussion of risk, please turn to page x.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund

o        Investors with long-term financial goals.
o        Investors looking for growth potential combined with regular income.
o Investors looking for supplemental monthly income from an investment that also offers possible protection against inflation.

Who should not invest in the Fund
o        Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o        Investors seeking an investment primarily in fixed-income securities.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Decatur Equity Income Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for Delaware Decatur Equity Income Fund's Institutional Class shares have varied over the past ten calendar years, as well as average annual returns of all shares for one-, five-, and ten-year periods. Delaware Decatur Equity Income Fund's Institutional Class commenced operations on January 13, 1994. Return information for the Institutional Class for the periods prior to the time the Institutional Class commenced operations is calculated by taking the performance of Delaware Decatur Equity Income Fund A Class and eliminating all sales charges that apply to Class A shares. The Fund's past performance is not necessarily an indication of how it will perform in the future.


[bar chart]

Year-by-year total return (Institutional Class)

-------------- ---------- ------------ ----------- ------------ ------------ ------------ -------------- ---------- ----------
1990           1991       1992         1993        1994         1995         1996         1997           1998       1999
-------------- ---------- ------------ ----------- ------------ ------------ ------------ -------------- ---------- ----------
-12.36%        21.78%     8.80%        15.35%      -0.69%       33.06%       20.51%       29.96%         10.10%     0.00%
-------------- ---------- ------------ ----------- ------------ ------------ ------------ -------------- ---------- ----------

During the ten years illustrated in this bar chart, the Institutional Class' highest quarterly return was 0.00% for the quarter ended _______________ and its lowest quarterly return was 0.00% for the quarter ended _____________________.


How has Delaware Decatur Equity Income Fund performed? (continued)

                                                                                Average annual returns for periods ending 12/31/99
                                             ----------------------- ---------------------------- --------------------------------
                                                                     Institutional Class          S&P 500 Composite Stock Price
                                                                     (Inception 1/13/94)          Index

                                             ----------------------- ---------------------------- --------------------------------
                                             ----------------------- ---------------------------- --------------------------------


                                             ----------------------- ---------------------------- --------------------------------
                                             1 year                  0.00%                        0.00%
                                             ----------------------- ---------------------------- --------------------------------
                                             5 years                 0.00%                        0.00%
                                             ----------------------- ---------------------------- --------------------------------
                                             10 years                0.00%                        0.00%
                                             ----------------------- ---------------------------- --------------------------------

The table above shows the Fund's average annual returns compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

 ------------------------------------------------------ ----------

 Maximum sales charge (load) imposed on purchases as         none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum contingent deferred sales charge (load) as          none
 a percentage of original purchase price or
 redemption price, whichever is lower
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested           none
 dividends
 ------------------------------------------------------ ----------
 Redemption fees                                             none
 ------------------------------------------------------ ----------
 Exchange fees(1)                                            none
 ------------------------------------------------------ ----------

Annual fund operating expenses are deducted from the Fund's assets.

 ------------------------------------------------------ -----------
 Management fees                                             0.00%
 ------------------------------------------------------ -----------
 Distribution and service (12b-1) fees                        none
 ------------------------------------------------------ -----------
 Other expenses                                              0.00%
 ------------------------------------------------------ -----------
 Total operating expenses                                    0.00%
 ------------------------------------------------------ -----------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- ------------
 1 year                  $00
 --------------- ------------
 3 years                $000
 --------------- ------------
 5 years                $000
 --------------- ------------
 10 years               $000
 --------------- ------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

Profile: Delaware Growth and Income Fund

What are the Fund's goals?
Delaware Growth and Income Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Although the Fund will strive to meet its goals, there is no assurance that it will.


What are the Fund's main investment strategies?
We invest primarily in dividend-paying stocks of large, well-established companies. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Index. We then consider the financial strength of the company, its management and any developments affecting the security, the company or its industry. If the yield on a stock in the portfolio falls below the average of the S&P 500, we generally sell that stock.

What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be particularly affected by changes in stock prices, which could be caused by a drop in the stock market or poor performance from particular companies or industries.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For a more complete discussion of risk, please turn to page __.

Who should invest in the Fund
o        Investors with long-term financial goals.
o        Investors seeking long-term capital appreciation.
o        Investors seeking an investment primarily in common stocks.
o Investors seeking moderate quarterly income with the opportunity for inflation protection.

Who should not invest in the Fund
o        Investors seeking an investment primarily in fixed-income securities.
o        Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Growth and Income Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for Delaware Growth and Income Fund's Institutional Class shares have varied over the past ten calendar years, as well as average annual returns of all shares for one-, five-, and ten-year periods. Delaware Growth and Income Fund's Institutional Class commenced operations on July 26, 1993. Return information for the Institutional Class for the periods prior to the time the Institutional Class commenced operations is calculated by taking the performance of Delaware Growth and Income Fund A Class and eliminating all sales charges that apply to Class A shares. However, for those periods, Class A 12b01 payments were not eliminated, and performance would have been affected if this adjustment had been made. The Fund's past performance is not necessarily an indication of how it will perform in the future.

[bar chart]

Year-by-year total return (Institutional Class)

-------------- ---------- ------------ ----------- ------------ ------------ ------------ -------------- ---------- ----------
1990           1991       1992         1993        1994         1995         1996         1997           1998       1999
-------------- ---------- ------------ ----------- ------------ ------------ ------------ -------------- ---------- ----------
-8.33%         20.40%     8.17%        15.08%      -0.29%       36.96%       20.38%       31.56%         10.90%     0.00%
-------------- ---------- ------------ ----------- ------------ ------------ ------------ -------------- ---------- ----------

During the ten years illustrated in this bar chart, the Institutional Class' highest quarterly return was 00.00% for the quarter ended _______________ and its lowest quarterly return was 00.009% for the quarter ended
__________________.

How has Delaware Growth and Income Fund performed?
(continued)

                                  Average annual returns for periods ending 12/31/99
----------------------- ---------------------------- --------------------------------
                        Institutional Class          S&P 500 Composite Stock Price
                        (Inception 7/26/93)          Index
----------------------- ---------------------------- --------------------------------
----------------------- ---------------------------- --------------------------------
----------------------- ---------------------------- --------------------------------


----------------------- ---------------------------- --------------------------------
1 year
----------------------- ---------------------------- --------------------------------
5 years
----------------------- ---------------------------- --------------------------------
10 years
----------------------- ---------------------------- --------------------------------

The table above shows the Fund's average annual returns compared to the performance of the S&P 500 Composite Stock Price Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

What are Delaware Growth and Income Fund's fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on purchases as         none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum  contingent  deferred  sales  charge
 (load)  as a percentage  of original purchase
 price or redemption price, whichever is lower               none
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested           none
 dividends
 ------------------------------------------------------ ----------
 Redemption fees                                             none
 ------------------------------------------------------ ----------

 Exchange fees(1)                                            none

 ------------------------------------------------------ ----------

Annual fund operating expenses are deducted from the Fund's assets.

 ------------------------------------------------------ -----------
 Management fees                                             0.57%
 ------------------------------------------------------ -----------
 Distribution and service (12b-1) fees                        none
 ------------------------------------------------------ -----------
 Other expenses                                              0.00%
 ------------------------------------------------------ -----------
 Total operating expenses                                    0.00%
 ------------------------------------------------------ -----------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 --------------- ------------

 1 year                  $00
 --------------- ------------
 3 years                $000
 --------------- ------------
 5 years                $000
 --------------- ------------
 10 years             $0,000
 --------------- ------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Funds

Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change a Fund's objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

Our investment strategies
We first identify companies that have above-average dividend yields compared to the unmanaged S&P 500 Index, a commonly used measure of U.S. stocks. We then research individual companies and analyze economic and market conditions, seeking to identify the securities that we think are the best investments for each Fund. Following are descriptions of how the portfolio manager pursues the Funds' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


Delaware Decatur Equity Income Fund
Delaware Decatur Equity Income Fund is a total return fund that invests primarily in stocks, but also in corporate bonds. It strives to provide high current income and capital appreciation to its shareholders.


We invest primarily in the common stocks of established companies that we believe have long-term total return potential. That is, they offer both current income through dividends and capital growth potential through increases in stock prices. Our focus on stocks with high dividend yields is generally considered to be a value-oriented investment approach.


To help supplement the dividend income provided by the stocks in the portfolio, the Fund may also invest up to 15% of its net assets in high-yield, higher risk corporate bonds. The companies that issue these bonds do not generally have good credit ratings. As a result, the bonds generally pay more interest than better quality bonds. We carefully evaluate individual bonds before they are purchased and monitor them carefully while in the portfolio. We look closely at each company and the characteristics of the bond to better judge whether the company will be able to pay interest and repay principal.


We conduct ongoing analysis of both the stock and bond markets to determine how much of the portfolio should be allocated to stocks and how much to high-yield bonds.


Delaware Growth and Income Fund
Delaware Growth and Income Fund is also a total return fund, but it generally does not hold bonds in the portfolio. This Fund's objective is to provide long-term growth of capital. It also seeks to provide a moderate amount of current income.

Delaware Growth and Income Fund invests primarily in the common stocks of established companies that we believe have long-term total return potential. These stocks offer both current income through dividends and capital growth potential through possible increases in stock prices. This focus on stocks with high dividend yields is generally considered to be a value-oriented investment approach.

Both Funds
Delaware Growth and Income Fund offers slightly greater growth potential and slightly less income potential than Delaware Decatur Equity Income Fund due to its greater focus on common stocks.

The securities we typically invest in

Stocks generally offer investors the potential for capital appreciation, and may pay dividends as well. High-yield bonds generally offer the potential for greater income payments than stocks, and also may provide capital appreciation.

 ----------------------------------------------------- -----------------------------------------------------------------------
        Securities                                                               How we use them
 ----------------------------------------------------- -----------------------------------------------------------------------
                                                            Delaware Decatur Equity         Delaware Growth and Income Fund
                                                                  Income Fund
 ----------------------------------------------------- ----------------------------------- -----------------------------------
 Common stocks: Securities that represent shares of      Generally, we invest 85% to         Generally, 90% to 100% of the
 ownership in a corporation. Stockholders                100% of net assets in               Fund's net assets will be
 participate in the corporation's profits and            dividend-paying common stocks.      invested in dividend-paying
 losses, proportionate to the number of shares they                                          common stocks.
 own.
 ----------------------------------------------------- ----------------------------------- -----------------------------------
 High-yield corporate bonds:  Securities that are      Delaware Decatur Equity Income      Delaware Growth and Income Fund
 rated lower than Investment Grade by a nationally     Fund may invest up to 15% of net    generally does not invest in
 recognized statistical ratings organization (NRSRO)   assets in high-yield corporate      high-yield corporate bonds.
 or, if unrated, that we believe are of comparable     bonds, typically those rated B or
 quality.  These securities are considered to be of    BB by an NRSRO.
 poor standing and predominately speculative.
------------------------------------------------------ -----------------------------------------------------------------------
American Depositary Receipts: Certificates issued by   We may invest without limitation in ADRs.  We use them when we
a U.S. bank which represent the bank's holdings of     believe they offer better total return opportunities than U.S.
a stated number of shares of a foreign corporation.    securities.
An ADR entitles the holder to all dividends and
capital gains earned by the underlying foreign
shares, and an ADR is bought and sold the same as
U.S. securities.
------------------------------------------------------ -----------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer    Typically, we use repurchase agreements as a short-term investment
and seller of securities in which the seller agrees    for a Fund's cash position. In order to enter into these repurchase
to buy the securities back within a specified time     agreements, a Fund must have collateral of at least 102% of the
at the same price the buyer paid for them, plus an     repurchase price. The Fund will only enter into repurchase agreements
amount equal to an agreed upon interest rate.          in which the collateral is comprised of U.S. government securities.
Repurchase agreements are often viewed as equivalent
to cash.
------------------------------------------------------ -----------------------------------------------------------------------

------------------------------------------------------ -----------------------------------------------------------------------
Restricted securities: Privately placed securities     We may invest in privately placed securities that are eligible for
whose resale is restricted under securities law.       resale among certain institutional buyers, including Rule 144A
                                                       Securities.
------------------------------------------------------ -----------------------------------------------------------------------
Illiquid Securities: Securities that do not have a     We may invest up to 10% of a Fund's total assets in illiquid
ready market, and cannot be easily sold within seven   securities.
days at approximately the price that the Fund has
valued them.
------------------------------------------------------ -----------------------------------------------------------------------

The Funds are permitted to invest in all available types of equity securities including preferred stock, rights and warrants and convertible securities. The Funds may also invest in fixed-income securities and enter into futures and options transactions for defensive purposes. Each Fund reserves the right to hold a substantial part of its assets in cash or cash equivalents as a temporary, defensive strategy. You can find additional information about the investments in each Fund's portfolio in the annual or semi-annual shareholder report.


Lending securities
Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis
Each Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. Each Fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. Each Fund may invest in when-issued securities in order to try to take advantage of securities that the manager believes may be under valued when trading on a when-issued basis.

Portfolio turnover
Both Funds anticipate that their annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks
Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider an investment in either one to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-------------------------------------------- ----------------------------------------------------------------------------
                   Risks                                            How we strive to manage them
-------------------------------------------- ----------------------------------------------------------------------------
                                                Decatur Equity Income Fund               Growth and Income Fund


-------------------------------------------- ---------------------------------- -----------------------------------------
Market risk is the risk that all or a        We  maintain  a  long-term  investment approach and focus on stocks
majority of the securities in a certain      we believe can appreciate  over an extended time frame regardless of
market -- like the stock or bond market      interim market fluctuations. We do not try to predict overall stock
-- will decline in value because of          market movements and generally do not trade for short-term purposes.
factors such as economic conditions,
future expectations or investor
confidence.
-------------------------------------------- ----------------------------------------------------------------------------
Industry and security risk is the risk       We limit the amount of each Fund's assets invested in any one industry and
that the value of securities in a            in any individual security.  We also follow a rigorous selection process
particular industry or the value of an       designed to identify under valued securities before choosing securities
individual stock or bond will decline        for the portfolios.
because of changing expectations for the
performance of that industry or for the
individual company issuing the stock or
bond.
-------------------------------------------- ----------------------------------- ----------------------------------------
Interest rate risk is the risk that          We limit the amount of  high-yield   Delaware Growth and Income Fund does
securities will decrease in value if         bonds in the portfolio to 15% of     not generally hold a significant
interest rates rise. The risk is greater     net assets.                          portion of its assets in bonds, so
for bonds with longer maturities than for                                         interest rate risk is not a major risk
those with shorter maturities.                                                    in this Fund.
-------------------------------------------- ----------------------------------- ----------------------------------------

-------------------------------------------- ----------------------------------------------------------------------------
                   Risks                                            How we strive to manage them
-------------------------------------------- ---------------------------------- -----------------------------------------
                                                    Decatur Equity Income                 Growth and Income Fund
                                                            Fund
-------------------------------------------- ----------------------------------------------------------------------------
Credit risk is the risk that a bond's        We limit the amount of high-yield   Delaware Growth and Income Fund is
issuer will be unable to make timely         bonds in the portfolio to 15% of    generally not subject to credit risk.
payments of interest and principal.          net assets. We typically invest
                                             in bonds rated BB or B and do not
                                             invest in bonds rated below C or Ca
                                             by an NRSRO, or, if unrated, that
                                             we believe are of comparable
                                             quality. This limitation, combined
                                             with our careful, credit-oriented
                                             bond selection and our commitment
                                             to hold a diversified selection of
                                             high-yield bonds are designed to
                                             manage this risk.
-------------------------------------------- ----------------------------------------------------------------------------
Foreign risk is the risk that foreign        We typically invest only a small portion of each Fund's portfolio in
securities may be adversely affected by      foreign corporations through American Depositary Receipts.  When we do
political instability, changes in currency   purchase ADRs, they are generally denominated in U.S. dollars and traded
exchange rates, foreign economic             on a U.S. exchange.
conditions or inadequate regulatory and
accounting standards.
-------------------------------------------- ----------------------------------- ----------------------------------------
Liquidity risk is the possibility that       We limit exposure to illiquid securities.
securities cannot be readily sold within
seven days at approximately the price that
a fund values them.
-------------------------------------------- ----------------------------------------------------------------------------

Who manages the Funds


Investment manager

The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:

                           Investment management fees

     ----------------------------------------------------------------------- --------------- --------------
                                                                                Delaware       Delaware
                                                                                Decatur       Growth and
                                                                             Equity Income    Income Fund
                                                                                  Fund
     ----------------------------------------------------------------------- --------------- --------------
     As a percentage of average daily net assets                                 0.00%           0.00%
     ----------------------------------------------------------------------- --------------- --------------

Portfolio manager

John B. Fields, Senior Vice President/Senior Portfolio Manager, has primary responsibility for making day-to-day investment decisions for each Fund. He has been Senior Portfolio Manager for Delaware Decatur Equity Income Fund since 1993 and for Delaware Growth and Income Fund since 1992. Mr. Fields, who has 28 years experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In researching securities and making investment decisions for the Funds, Mr. Fields regularly consults with a team of Delaware portfolio managers utilizing the same investment strategy and with Richard G. Unruh.

Richard G. Unruh, Executive Vice President/Chief Investment Officer, Equity, joined Delaware Investments in 1982 after 19 years of investment experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an Executive Vice President of the Funds in 1994 and named Chief Investment Officer for equities in 1998. He was named Executive Vice President and is a member of the Board of Trustees of Delaware Management Business Trust.

Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                          Board of Trustees


Investment manager                                            The Funds                 Custodian
Delaware Management Company                                                             The Chase Manhattan Bank
One Commerce Square                                                                     4 Chase Metrotech Center
Philadelphia, PA 19103                                                                  Brooklyn, NY 11245


Portfolio managers                  Distributor                                 Service agent
(see page ___ for details)          Delaware Distributors, L.P..                Delaware Service Company, Inc.
                                    1818 Market Street                          1818 Market Street
                                    Philadelphia, PA 19103                      Philadelphia, PA 19103


                                                                  Shareholders

Board of Trustees   A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager   An investment manager is a company responsible for
selecting portfolio investments consistent with the objective and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers   Portfolio managers are employed by the investment manager
to make investment decisions for individual portfolios on a day-to-day basis.

Custodian   Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor   Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Service agent   Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders   Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Funds

o  Institutional Class shares are available for purchase only by the following:


o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.



[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.




[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.



[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.


We determine each Fund's net asset value (NAV) per share at the regular close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in each Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the Board of Trustees.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.




[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.



[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.



[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


When you send us a properly completed request to redeem or exchange shares before the regular close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.


Dividends, distributions and taxes

For Delaware Decatur Equity Income Fund, dividends, if any, are paid monthly, while capital gains, if any, are distributed annually. For Delaware Growth and Income Fund, dividends, if any, are paid quarterly, while capital gains, if any, are distributed annually. We automatically reinvest all dividends and any capital gains.


Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year. Distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

Certain management considerations

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Each Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Funds. The portfolio managers and investment professionals of the Funds consider Year 2000 compliance (including, but not limited to, any or all of the following: impact on business, cost of compliance plan review and contingency planning, and vendor compliance) in the securities selection and investment process. However, there can be no guarantees that, even with their due diligence efforts, they will be able to predict the affect of Year 2000 on any company or the performance of its securities.


Investments by fund of funds

Growth and Income Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Delaware Growth and Income Fund and Foundation Funds as a result of these transactions.

Financial highlights


The financial highlights table is intended to help you understand Delaware Decatur Equity Income Fund's financial performance for the past five years. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

------------------------------------------------------------------------------------------------------------------------


                                                                                              Year Ended 11/30

------------------------------------------------------------------------------------------------------------------------
 Delaware Decatur Equity Income Fund                              1999         1998         1997        1996        1995
------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $00.00      $22.570      $21.310     $19.060     $15.590

 Income (loss) from investment operations:
 Net investment income (loss)                                    0.000        0.612        0.650       0.690       0.710
 Net realized and unrealized gain on investments                 0.000        1.808        3.930       3.620       3.920
                                                                 -----        -----        -----       -----       -----
 Total from investment operations                                0.000        2.420        4.580       4.310       4.630
                                                                 -----        -----        -----       -----       -----

 Less dividends and distributions:
 Dividends from net investment income                           (0.000)      (0.520)      (0.640)     (0.720)     (0.740)
 Distributions from realized gain on investments                (0.000)      (3.070)      (2.680)     (1.340)     (0.420)
                                                               -------      -------      -------     -------     -------
 Total dividends and distributions                              (0.000)      (3.590)      (3.320)     (2.060)     (1.160)
                                                               -------      -------      -------     -------     -------

 Net asset value, end of period                                $00.000      $21.400      $22.570     $21.310     $19.060
                                                               =======      =======      =======     =======     =======

 Total return                                                   00.00%       12.25%       25.02%      24.65%      31.14%

 Ratios and supplemental data:
 Net assets, end of period (000 omitted)                      $000,000     $243,245     $278,384    $244,048    $211,409
 Ratio of expenses to average net assets                         0.00%        0.70%        0.68%       0.69%       0.74%
 Ratio of net investment income to average net assets            0.00%        2.88%        3.07%       3.56%       4.16%
 Portfolio turnover                                                00%          94%          90%        101%         74%
------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand Growth and Income Fund's financial performance for the past five years. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Institutional Class
                                                                                                 Year Ended 11/30
-----------------------------------------------------------------------------------------------------------------------------------
 Delaware Growth and Income Fund                                             1999        1998         1997         1996       1995
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                     $00.000     $19.260      $17.570      $15.650    $12.350

 Income (loss) from investment operations:
 Net investment income                                                      0.000       0.346        0.350        0.370      0.470
 Net realized and unrealized gain (loss) on investments                     0.000       1.917        3.600        3.230      3.650
                                                                            -----       -----        -----        -----      -----
 Total from investment operations                                           0.000       2.263        3.950        3.600      4.120
                                                                            -----       -----        -----        -----      -----

 Less dividends and distributions:
 Dividends from net investment income                                      (0.000)     (0.293)      (0.410)      (0.390)    (0.400)
 Distributions from net realized gain on investments                       (0.000)     (2.080)      (1.850)      (1.290)    (0.420)
                                                                          -------     -------      -------      -------    -------
 Total dividends and distributions                                         (0.000)     (2.373)      (2.260)      (1.680)    (0.820)
                                                                          -------     -------      -------      -------    -------

 Net asset value, end of period                                           $00.000     $19.150      $19.260      $17.570    $15.650
                                                                          =======     =======      =======      =======    =======

 Total return                                                              00.00%      13.07%       25.65%       25.24%     35.13%

 Ratios and supplemental data:
 Net assets, end of period (000 omitted)                                 $000,000    $112,381      $78,813      $45,958    $11,520
 Ratio of expenses to average net assets                                    0.00%       0.83%        0.83%        0.81%      0.89%
 Ratio of net investment income to average net assets                       0.00%       1.83%        1.90%        2.53%      3.02%
 Portfolio turnover                                                           00%         87%          69%          87%        81%
-----------------------------------------------------------------------------------------------------------------------------------

How to read the financial highlights

Net investment income

Net investment income includes dividend and interest income earned from fund's securities; it is after expenses have been deducted.


Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investments at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return

This represents the rate that an investor would have earned or lost on an investment in fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.


Net assets

Net assets represent the total value of all the assets in fund's portfolio, less any liabilities, that are attributable to that class of the fund.


Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.
                                                                              26

[begin glossary]

How to use this glossary
The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See also Nationally recognized statistical rating organization.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization. See also Nationally recognized statistical rating organization.

Capital
The amount of money you invest.

Capital appreciation

An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See Bond.


Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Dividend distribution

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser

Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities

With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.


Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund' s average daily net assets.

Market capitalization

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASD)

A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

Nationally recognized statistical rating organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Duff & Phelps, Inc.
(Duff), and Fitch IBCA, Inc. (Fitch).


Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.


Price/earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Composite Stock Index

The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SEC (Securities and Exchange Commission)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)

The document serving as "Part B" of a fund's Prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Funds from your financial adviser.

You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.


Web site

www.delawareinvestments.com


E-mail
service@delinvest.com

Client Services Representative


800.510.4015


Delaphone Service


800.362.FUND (800.362.3863)


For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone service.

Registrant's Investment Company Act file number: 811-750

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London

---------------------------------------------------------- ----------------------------------------- ---------------------------
Fund Name                                                  CUSIP number                              NASDAQ symbol
---------------------------------------------------------- ----------------------------------------- ---------------------------
Delaware Decatur Equity Income Fund                        245907407                                 DEDIX
---------------------------------------------------------- ----------------------------------------- ---------------------------
Delaware Growth and Income Fund                            245907308                                 DERIX
---------------------------------------------------------- ----------------------------------------- ---------------------------



P-002 [--] PP 1/99

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London



                             Delaware Blue Chip Fund


                           Class A o Class B o Class C




                                   Prospectus
                                January 31, 2000


                                Total Return Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund profile                                   page

Delaware Blue Chip Fund


How we manage the Fund                         page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund

Who manages the Fund                           page
Investment manager and sub-adviser

Portfolio managers
Fund administration (Who's who)


About your account                             page
Investing in the Fund
      Choosing a share class
      How to reduce your sales charge
      How to buy shares
      Retirement plans
      How to redeem shares
      Account minimums
      Special services
Dividends, distributions and taxes

Certain management considerations              page

Financial information                          page

Profile: Delaware Blue Chip Fund


What are the Fund's goals?

Delaware Blue Chip Fund seeks long-term capital appreciation. Current income is a secondary objective. Although the Fund will strive to meet its goals, there is no assurance that it will.


What are the Fund's main investment strategies?

We invest primarily in stocks of large companies that we expect to grow significantly faster than the average stock in the unmanaged S&P 500 Composite Stock Price Index. We use a computer-driven selection process that evaluates stocks on a variety of characteristics including dividend yield, earnings growth and price-to-earnings ratio.


What are the main risks of investing in the Fund?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be particularly affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
     o  Investors with long-term financial goals.
     o  Investors seeking long-term capital appreciation.
     o  Investors seeking an investment primarily in common stocks.

Who should not invest in the Fund
     o  Investors with short-term financial goals.
     o  Investors whose primary goal is current income.
     o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.


You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Blue Chip Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show the returns for the Fund's Class A shares for the past two calendar years, as well as the average annual returns of all shares for the past year and since inception. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps. The returns would be lower without the caps.


[bar chart]

Year-by-year total return (Class A)



------------------- -----------------

1998                1999
------------------- -----------------
18.21%              0.00%

------------------- -----------------


During the period illustrated in this bar chart, Class A's highest quarterly return was 00.00% for the quarter ended ________________ and its lowest quarterly return was 00.00% for the quarter ended __________________.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above. If this fee were included, the returns would be less than those shown. The average annual returns shown on page ___ do include the sales charge.


How has Delaware Blue Chip Fund performed? (continued)

                                                                               Average annual returns for periods ending 12/31/99


-----------------------------------------------------------------------------------------------------------------------------------

CLASS                       A                      B                       C                       S&P 500 Composite Stock Index
-----------------------------------------------------------------------------------------------------------------------------------
                                                   (if redeemed)*          (if redeemed)*
-----------------------------------------------------------------------------------------------------------------------------------
                            (Inception 2/24/97)    (Inception 2/24/97)     (Inception 2/24/97)
-----------------------------------------------------------------------------------------------------------------------------------
1 year                      0.00%                  0.00%                   0.00%                  0.00%
-----------------------------------------------------------------------------------------------------------------------------------
lifetime**                  0.00%                  0.00%                   0.00%                  0.00%
-----------------------------------------------------------------------------------------------------------------------------------



The table above shows the Fund's average annual returns compared to the performance of the S&P 500 Composite Stock Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

* If shares were not redeemed, the returns for Class B would be 0.00% and 0.00% for the one-year and lifetime periods, respectively. Returns for Class C would be 0.00% and 0.00% for the one-year and lifetime periods, respectively. **

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. S&P 500 Composite Stock Index returns are for 10 years. Index returns for Class B and Class C lifetimes were 0.00% and 0.00%, respectively. Maximum sales charges are included in the Fund returns above.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

CLASS                                                           A             B          C
-------------------------------------------------------------- ------------ ---------- ----------
Maximum sales charge (load) imposed on

Purchases as a percentage of offering price                    5.75%        none       None
-------------------------------------------------------------- ------------ ---------- ----------
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
Redemption price, whichever is lower                           none(1)      5%(2)      1%(3)
-------------------------------------------------------------- ------------ ---------- ----------
Maximum sales charge (load) imposed on
Reinvested dividends                                           none         none       none
-------------------------------------------------------------- ------------ ---------- ----------
Redemption fees                                                none         none       none
-------------------------------------------------------------- ------------ ---------- ----------

Annual fund operating expenses are deducted from the Fund's assets.


 ----------------------------------------------------------------------

                                               Delaware Blue Chip Fund

 --------------------------------- ----------- ------------ -----------

 Class                                      A            B           C

 --------------------------------- ----------- ------------ -----------

 Management fees                        0.00%(4)   0.00%(4)      0.00%(4)

 --------------------------------- ----------- ------------ -----------

 Distribution and service               0.25%        1.00%       1.00%
 (12b-1) fees

 --------------------------------- ----------- ------------ -----------

 Other expenses                         0.00%        0.00%       0.00%

 --------------------------------- ----------- ------------ -----------

 Total annual fund operating            0.00%        0.00%       0.00%
 expenses

 --------------------------------- ----------- ------------ -----------

 Fee waivers and payments(5)          (0.00%)      (0.00%)     (0.00%)

 --------------------------------- ----------- ------------ -----------

 Net expenses                           0.00%        0.00%       0.00%

 --------------------------------- ----------- ------------ -----------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.5 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(6)           A           B            B                   C           C
                                            (if redeemed)                   (if redeemed)
----------------- ----------- ------------ -------------------- ----------- -------------------

1 year            $000        $000         $000                 $000        $000

----------------- ----------- ------------ -------------------- ----------- -------------------

3 years           $0,000      $0,000       $0,000               $0,000      $0,000

----------------- ----------- ------------ -------------------- ----------- -------------------

5 years           $0,000      $0,000       $0,000               $0,000      $0,000

----------------- ----------- ------------ -------------------- ----------- -------------------

10 years          $0,000      $0,000       $0,000               $0,000      $0,000

----------------- ----------- ------------ -------------------- ----------- -------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.


(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.


(4) The investment manager has contracted to waive fees and pay expenses through January 31, 2001, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.25% of average daily net assets.

(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two through 10.

6 The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

Our investment strategies
We use a computer-driven selection process designed to identify stocks of companies that are likely to grow faster than the average of the companies in the S&P 500. Aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price-to-earnings ratios. Decisions to buy and sell stocks are determined by this objective evaluation process.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


Delaware Blue Chip Fund is a total return fund. Under normal conditions, at least 65% of the Fund's net assets will be invested in stocks we consider "blue chip" stocks. "Blue chip" stocks are those whose market capitalization is greater than $2.5 billion and which generally exhibit positive characteristics like a lengthy history of profit growth and dividend payments, a reputation for quality products and services, and a sound management structure. They are generally easy to buy and sell.


Our goal is to select stocks of companies that have the potential to grow significantly faster than the average of the companies in the S&P 500. We believe this growth, if achieved, will result in a rising share price that will provide long-term appreciation to our investors.

The securities we typically invest in

Stocks generally offer investors the potential for capital appreciation, and may pay dividends as well.


--------------------------------------------------- -----------------------------------------------------------------------
      Securities                                    How we use them
--------------------------------------------------- -----------------------------------------------------------------------
                                                    Blue Chip Fund
--------------------------------------------------- -----------------------------------------------------------------------
Common stocks: Securities that represent shares     Generally, we invest 90% to 100% of net assets in common stock of
of ownership in a corporation. Stockholders         medium-to large-size companies.
participate in the corporation's profits and
losses, proportionate to the number of shares
they own.
--------------------------------------------------- -----------------------------------------------------------------------

American Depositary Receipts: Certificates issued   We generally invest only in those ADRs included in the S&P 500
by a U.S. bank which represent the bank's           Index. Although Delaware Blue Chip Fund may invest up to 20% of its
holdings of a stated number of shares of a          net assets in depositary receipts, ADRs normally make up less than foreign corporation. An ADR entitles the holder to  10% of the Fund's net assets.
all dividends and capital gains earned by the
underlying foreign shares, and an ADR is bought
and sold the same as U.S. securities.

--------------------------------------------------- -----------------------------------------------------------------------

Repurchase agreements: An agreement between a       Typically, we use repurchase agreements as a short-term investment
buyer and seller of securities in which the         for the Fund's cash position. In order to enter into these repurchase
seller agrees to buy the securities back within     agreements, the Fund must have collateral of at least 102% of the
a specified time at the same price the buyer        repurchase price. Delaware Blue Chip Fund may have more no than 10%
paid for them, plus an amount equal to an agreed    of its total assets in repurchase agreements with maturities of over
upon interest rate. Repurchase agreements are       seven days. The Fund will only enter into repurchase agreements in
often viewed as equivalent to cash.                 which the collateral is comprised of U.S. government securities.

--------------------------------------------------- -----------------------------------------------------------------------

Restricted securities: Privately placed             We may invest in privately placed securities that are eligible for
securities whose resale is restricted under         resale among certain institutional buyers without registration,
securities law.                                     including "Rule 144A Securities."

--------------------------------------------------- -----------------------------------------------------------------------

Illiquid Securities: Securities that do not have    We may invest up to 15% of the Fund's net assets in illiquid
a ready market, and cannot be easily sold within    securities.
seven days at approximately the price that the
Fund has valued them.

--------------------------------------------------- -----------------------------------------------------------------------

Delaware Blue Chip Fund is permitted to invest in all available types of equity securities, including preferred stocks, warrants and convertible securities. The Fund may hold cash, invest in short-term debt securities and money market instruments; and engage in futures and options transactions for defensive purposes; however, when the Fund does so, it may not be able to achieve its investment objective. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.


Lending securities

Delaware Blue Chip Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.


Portfolio turnover

We anticipate that Delaware Blue Chip Fund's annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year.


Borrowing from Banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions.


The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider an investment to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware Blue Chip Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.



---------------------------------------- ---------------------------------------------------------------------------------------
                 Risks                                                How we strive to manage them
---------------------------------------- ---------------------------------------------------------------------------------------

                                                                        Delaware Blue Chip Fund



---------------------------------------- ---------------------------------------------------------------------------------------

Market risk is the risk that all or a    We maintain a long-term investment approach and focus on stocks we believe can
majority of the securities in a          appreciate over an extended time frame regardless of interim market fluctuations. We
certain market -- like the stock or      do not try to predict overall stock market movements and generally do not trade for
bond market -- will decline in value     short-term purposes.
because of factors such as economic
conditions, future expectations or       We may hold a substantial part of Delaware Blue Chip Fund's assets in cash or cash
investor confidence.                     equivalents as a temporary, defensive strategy.


---------------------------------------- ---------------------------------------------------------------------------------------


---------------------------------------- --------------------------------------------------------------------------------------

Industry and security risk is the risk   We limit the amount of Delaware Blue Chip Fund's assets invested in any one industry
that the value of securities in a        and in any individual security. We generally allocate assets to various sectors in
particular industry or the value of an   roughly the same proportions as the S&P 500 sector allocation.
individual stock or bond will decline
because of changing expectations for
the performance of that industry or
for the individual company issuing the
stock or bond.

---------------------------------------- ---------------------------------------------------------------------------------------

Foreign risk is the risk that foreign    We typically invest only a small portion of Delaware Blue Chip Fund's portfolio in
securities may be adversely affected     foreign companies, usually through American Depositary Receipts. These are generally
by political instability, changes in     denominated in U.S. dollars and traded on a U.S. stock exchange.
currency exchange rates, foreign
economic conditions or inadequate
regulatory and accounting standards.

---------------------------------------- ---------------------------------------------------------------------------------------

Liquidity risk is the possibility that   We limit exposure to illiquid securities.
securities cannot be readily sold within
seven days at approximately the price
that the Fund has valued them.

---------------------------------------- ---------------------------------------------------------------------------------------

Who manages the Fund


Investment manager and sub-adviser
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Vantage Investment Advisors is the Fund's sub-adviser. As sub-adviser, Vantage is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Fund, the manager and sub-adviser were paid an aggregate fee of 0.00% for the last fiscal year, which includes a reduction due to expense limitations.


Portfolio managers

Enrique Chang and Christopher P. Harvey have primary responsibility for making day-to-day investment decisions for the Fund.

Enrique Chang, Senior Vice President and Chief Investment Officer of Vantage Investment Advisors, became co-manager of the Fund in January 1999. Mr. Chang oversees the management of all equity portfolios and directs Vantage's quantitative research efforts. He received a BA in mathematics from Fairleigh Dickinson University in May of 1985, an MBA in finance and quantitative analysis from New York University in May of 1988, and an MS in statistics and operations research from New York University in May of 1996. He was previously an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman.


Christopher P. Harvey, Vice President of Vantage Investment Advisers, became co-manager of the Fund in January 1999. Mr. Harvey manages portfolios, conducts investment research and assists in equity trading. He graduated Bucknell University with a BS degree in accounting. He received an M.B.A. from the Stern School of Business at New York University. Prior to joining Vantage Investment Advisors, Mr. Harvey was a financial analyst with Merrill Lynch.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS


                                                      Board of Trustees

Investment manager                                        The Fund              Custodian
Delaware Management Company                                                     The Chase Manhattan Bank
One Commerce Square                                                             4 Chase Metrotech Center
Philadelphia, PA 19103                                                          Brooklyn, NY 11245

Sub-adviser
Vantage Investment Advisors
630 Fifth Avenue
New York, NY 10111

Portfolio managers                  Distributor                            Service agent
(see page __ for details)           Delaware Distributors, L.P.            Delaware Service Company, Inc.
                                    1818 Market Street                     1818 Market Street
                                    Philadelphia, PA 19103                 Philadelphia, PA 19103

                                                     Financial advisers

                                                       Shareholders


Board of Trustees   A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager   An investment manager is a company responsible for
selecting portfolio investments consistent with the objective and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


Sub-adviser   A sub-adviser is a company generally responsible for the
management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers   Portfolio managers are employed by the investment manager
or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.


Custodian   Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor   Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Service agent   Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers   Financial advisers provide advice to their
clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.


Shareholders   Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A
o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge;

o If you invest $50,000 or more, your front-end sales charge will be reduced;

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information;

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares; and

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

Class A Sales Charges


-------------------------- ----------------------- ----------------------------------- ---------------------------------

   Amount of purchase        Sales charge as %     Sales charge as % of amount             Dealer's commission as %
                             of offering price     invested                                   of offering price

-------------------------- ----------------------- ----------------------------------- ---------------------------------


     Less than $50,000              5.75%                         0.00%                              5.00%

        $50,000 but                 4.75%                         0.00%                              4.00%
      under $100,000

       $100,000 but                 3.75%                         0.00%                              3.00%
      under $250,000

       $250,000 but                 2.50%                         0.00%                              2.00%
      under $500,000

       $500,000 but                 2.00%                         0.00%                              1.60%
     under $1 million


As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year.


-------------------------- ----------------------- ----------------------------------- ---------------------------------

   Amount of purchase        Sales charge as %     Sales charge as % of amount             Dealer's commission as %
                             of offering price     invested                                   of offering price

-------------------------- ----------------------- ----------------------------------- ---------------------------------

   $1 million up to $5              none                          none                              1.00%
         million

-------------------------- ----------------------- ----------------------------------- ---------------------------------

    Next $20 million                none                          none                              0.50%
    Up to $25 million

-------------------------- ----------------------- ----------------------------------- ---------------------------------

 Amount over $25 million            none                          none                              0.25%

-------------------------- ----------------------- ----------------------------------- ---------------------------------



Class B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them;

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter;

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information;

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts;

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares;

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply; and


o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them;

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information;

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts;

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares;

o Unlike Class B shares, Class C shares do not automatically convert into another class; and


o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

About your account
(continued)

How to reduce your sales charge We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.


---------------------------- --------------------------------------- -----------------------------------------------------------
          Program            How it works                                                   Share class
                                                                           A                    B                C
---------------------------- --------------------------------------- -----------------------------------------------------------
  Letter of Intent             Through a Letter of Intent you              X
                               agree to invest a certain amount
                               in Delaware Investment Funds
                               (except money market funds with
                               no sales charge) over a 13-month
                               period to qualify for reduced
                               front-end sales charges.


---------------------------- --------------------------------------- --------------- -------------------------------------------

  Rights of Accumulation       You can combine your holdings or purchases  X
                               of all funds in the Delaware Investments
                               family (except money market funds with no
                               sales charge) as well as the holdings and
                               purchases of your spouse and children under
                               21 to qualify for reduced front-end sales
                               charges.

---------------------------- --------------------------------------- --------------- -------------------------------------------

  Reinvestment of              Up to 12 months after you redeem      For Class         For Class B, your          Not
  redeemed shares              shares, you can reinvest the          A, you will       account will be            available.
                               proceeds with no additional sales     not have to       credited with the
                               charge.                               pay an            contingent deferred
                                                                     additional        sales charge you
                                                                     front-end         previously paid on
                                                                     sales             the amount you are
                                                                     charge.           reinvesting. Your
                                                                                       schedule for
                                                                                       contingent deferred
                                                                                       sales charges and
                                                                                       conversion to Class
                                                                                       A will not start
                                                                                       over again; it will
                                                                                       pick up from the
                                                                                       point at which you
                                                                                       redeemed your shares.

---------------------------- --------------------------------------- --------------- -------------------------------------------

  SIMPLE IRA, SEP IRA,         These investment plans may                  X         There is no reduction in sales charges
  SARSEP, Prototype            qualify for reduced sales charges                     for Class B or Class C shares for group
  Profit Sharing,              by combining the purchases of all                     purchases for retirement plans.
  Pension, 401(k),             members of the group. Members of
  SIMPLE 401(k),               these groups may also qualify to
  403(b)(7), and 457           purchase shares without a
  Retirement Plans             front-end sales charge and a
                               waiver of any contingent deferred
                               sales charges.

---------------------------- --------------------------------------- --------------- -------------------------------------------

                                                                              17

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.


[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services

You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.


The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.


We determine the Fund's net asset value (NAV) per share at the regular close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the Board of Trustees.


Retirement plans

In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services

You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


When you send us a properly completed request to redeem or exchange shares before the regular close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. You may have to pay taxes on the proceeds from your sale of shares. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.


Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan

The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.


Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

MoneyLineSM On Demand Service

Through our MoneyLineSM On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.


MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.


Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange.


Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year. Distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

Certain management considerations

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The portfolio managers and investment professionals of the Fund consider Year 2000 compliance (including, but not limited to, any or all of the following: impact on business, cost of compliance plan review and contingency planning, and vendor compliance) in the securities selection and investment process. However, there can be no guarantees that, even with their due diligence efforts, they will be able to predict the affect of Year 2000 on any company or the performance of its securities.


Investments by fund of funds

Delaware Blue Chip Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Delaware Blue Chip Fund and Foundation Funds as a result of these transactions.

Financial highlights

The Financial highlights table is intended to help you understand the Fund's financial performance.. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

---------------------------------------------------------------------------- -----------------------------------

                                                                                     Delaware Blue Chip
                                                                                        Fund A Class
---------------------------------------------------------------------------- -----------------------------------
                                                                                        Year Ended       Period
                                                                                             11/30   2/24/97(1)
                                                                                                        through
Delaware Blue Chip Fund                                                                                11/30/97
---------------------------------------------------------------------------- ----------------------- -----------
                                                                                   1999        1998
---------------------------------------------------------------------------- ----------- ----------- -----------

---------------------------------------------------------------------------- ----------- ----------- -----------
Net asset value, beginning of period                                            $00.00       $9.850      $8.500
---------------------------------------------------------------------------- ----------- ----------- -----------

---------------------------------------------------------------------------- ----------- ----------- -----------
Income (loss) from investment operations:
---------------------------------------------------------------------------- ----------- ----------- -----------
Net investment income                                                             0.000       0.041       0.041
---------------------------------------------------------------------------- ----------- ----------- -----------
Net realized and unrealized gain (loss) on investments                            0.000       1.309       1.309
                                                                                  -----       -----       -----
---------------------------------------------------------------------------- ----------- ----------- -----------
Total from investment operations                                                  0.000       1.350       1.350
                                                                                  -----       -----       -----
---------------------------------------------------------------------------- ----------- ----------- -----------

---------------------------------------------------------------------------- ----------- ----------- -----------
Less dividends and distributions:
---------------------------------------------------------------------------- ----------- ----------- -----------
Dividends from net investment income                                            (0.000)     (0.040)        none

---------------------------------------------------------------------------- ----------- ----------- -----------


---------------------------------------------------------------------------- ----------- ----------- -----------

Distributions from realized gain on investments                                 (0.000)     (0.010)        none
                                                                                -------     -------        ----
---------------------------------------------------------------------------- ----------- ----------- -----------
Total dividends and distributions                                               (0.000)     (0.050)        none
                                                                                -------     -------        ----
---------------------------------------------------------------------------- ----------- ----------- -----------

---------------------------------------------------------------------------- ----------- ----------- -----------
Net asset value, end of period                                                  $00.000     $10.970      $9.850
                                                                                =======     =======      ======
---------------------------------------------------------------------------- ----------- ----------- -----------

---------------------------------------------------------------------------- ----------- ----------- -----------
Total return(3)                                                                  00.00%      11.94%      15.88%
---------------------------------------------------------------------------- ----------- ----------- -----------

---------------------------------------------------------------------------- ----------- ----------- -----------
Ratios and supplemental data:
---------------------------------------------------------------------------- ----------- ----------- -----------
Net assets, end of period (000 omitted)                                        $000,000      $7,480      $2,272
---------------------------------------------------------------------------- ----------- ----------- -----------
Ratio of expenses to average net assets                                           0.00%       1.50%       1.50%
---------------------------------------------------------------------------- ----------- ----------- -----------
Ratio of expenses to average net assets prior to expense limitation               0.00%       2.03%       2.95%
and fees paid indirectly
---------------------------------------------------------------------------- ----------- ----------- -----------
Ratio of net investment income (loss) to average net assets                       0.00%       0.45%       0.69%
---------------------------------------------------------------------------- ----------- ----------- -----------
Ratio of net investment income (loss) to average net assets prior to              0.00%     (0.08%)     (0.76%)
expense limitation and fees paid indirectly
---------------------------------------------------------------------------- ----------- ----------- -----------
Portfolio turnover                                                                  00%         27%         25%

---------------------------------------------------------------------------- ----------- ----------- -----------

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) The average shares outstanding method has been applied for net investment income per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects expense limitations.

------------------------------------------------------------ ---------------------- --------- ------------------------ ------------


Delaware Blue Chip Fund
                                                                    B Class           Period           C Class             Period
                                                                Year Ended 11/30    2/24/97(1)     Year Ended 7/31       2/24/97(1)
------------------------------------------------------------ --------- ------------  through  ---------- -------------    through
                                                                 1999         1998  11/30/97       1999          1998     11/30/97
------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------

------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------
Net asset value, beginning of period                          $00.00         $9.800   $8.500    $00.00          $9.800      $8.500
------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------

------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------
Income (loss) from investment operations:
------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------
Net investment income(2)                                        0.000      (0.025)   (0.009)      0.000       (0.025)      (0.011)
------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------
Net realized and unrealized gain (loss) on investments          0.000        1.115     1.309      0.000         1.115        1.311
                                                                -----        -----     -----      -----         -----        -----
------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------
Total from investments operations                               0.000        1.090     1.300      0.000         1.090        1.300
                                                                -----        -----     -----      -----         -----        -----
------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------

------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------
Less dividends and distributions:
------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------
Dividends from net investment income                          (0.000)         none      none    (0.000)          none         none
------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------
Distributions from net realized gain on investments           (0.000)      (0.010)      none    (0.000)       (0.010)         none
                                                              -------      -------      ----    -------       -------         ----
------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------
Total dividends and distributions                             (0.000)      (0.010)      none    (0.000)       (0.010)         none
                                                              -------      -------      ----    -------       -------         ----
------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------

------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------
Net asset value, end of period                                $00.000      $10.880    $9.800    $00.000       $10.880       $9.800
                                                              =======      =======    ======    =======       =======       ======
------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------

------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------
Total return(3)                                                00.00%       11.14%    15.29%     00.00%        11.14%       15.29%
------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------

------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------
Ratios and supplemental data:
------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------
Net assets, end of period (000 omitted)                      $000,000       $5,375    $1,144   $000,000        $1,217         $239
------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------
Ratio of expenses to average net assets                         0.00%        2.20%     2.20%      0.00%         2.20%        2.20%
------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------
Ratio of expenses to average net assets prior to expense
limitation and expenses paid indirectly                         0.00%        2.73%     3.65%      0.00%         2.73%        3.65%
------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------
Ratio of net investment income to average net assets            0.00%      (0.25%)   (0.01%)      0.00%       (0.25%)      (0.01%)
------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------
Ratio of net investment income to average net assets prior
to expense limitation and expenses paid indirectly              0.00%      (0.78%)   (1.46%)      0.00%       (0.78%)      (1.46%)
------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------
Portfolio turnover                                                00%          27%       25%        00%           27%          25%

------------------------------------------------------------ --------- ------------ --------- ---------- ------------- ------------

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) The average shares outstanding method has been applied for net investment income per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects expense limitations.

How to read the Financial highlights

Net investment income

Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.


Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return

This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.


Net assets

Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.


Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

[begin glossary]

How to use this glossary


The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.


Amortized cost

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.


Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.


Bond ratings

Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization.


Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond

A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing. Dividend distribution Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities

With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.


Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.


NASD Regulation, Inc. (NASD)

A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

Nationally recognized statistical rating organization (NRSRO)

A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Duff & Phelps, Inc.
(Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.


S&P 500 Composite Stock Index

The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Blue Chip Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.


Web site

www.delawareinvestments.com



E-mail
service@delinvest.com


Shareholder Service Center


800.523.1918


Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

oFor fund information; literature; price, yield and performance figures.

oFor information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service


800.362.FUND (800.362.3863)


oFor convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-750

---------------------------------------------------------- ----------------------------------------- ------------------------------

Fund Name                                                  CUSIP number                              NASDAQ symbol
---------------------------------------------------------- ----------------------------------------- ------------------------------
Delaware Blue Chip Fund A Class                            24610C105                                 DEBAX
---------------------------------------------------------- ----------------------------------------- ------------------------------
Delaware Blue Chip Fund B Class                            24610C204                                 DEBBX
---------------------------------------------------------- ----------------------------------------- ------------------------------
Delaware Blue Chip Fund C Class                            24610C303                                 DEBCX

---------------------------------------------------------- ----------------------------------------- ------------------------------


                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London


P-002 [--] PP 01/00

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London



                             Delaware Blue Chip Fund

                               Institutional Class





                                   Prospectus

                                January 31, 2000

                                Total Return Fund





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

Fund profile                                         page

Delaware Blue Chip Fund

How we manage the Fund                               page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund

Who manages the Fund                                 page

Investment manager and sub-adviser
Portfolio managers
Fund administration (Who's who)

About your account                                   page
Investing in the Fund
      How to buy shares
      How to redeem shares
      Account minimum
      Exchanges

Dividends, distributions and taxes

Certain management considerations

Financial highlights                                 page

Profile: Delaware Blue Chip Fund

What are the Fund's goals?

Delaware Blue Chip Fund seeks long-term capital appreciation. Current income is a secondary objective. Although the Fund will strive to meet its goals, there is no assurance that it will.

What are the Fund's main investment strategies?

We invest primarily in stocks of large companies that we expect to grow significantly faster than the average stock in the unmanaged S&P 500 Composite Stock Price Index. We use a computer-driven selection process that evaluates stocks on a variety of characteristics including dividend yield, earnings growth and price-to-earnings ratio.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be particularly affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
o Investors with long-term financial goals.
o Investors seeking long-term capital appreciation.
o Investors seeking an investment primarily in common stocks.

Who should not invest in the Fund
o Investors with short-term financial goals.
o Investors whose primary goal is current income.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.


You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Blue Chip Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show the returns for the Fund's Institutional Class shares for the past two calendar years, as well as the average annual returns for these shares for the past year and since inception. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps. The returns would be lower without the caps.

[bar chart]


Total return (Institutional Class)


----------------------------------
1998                1999
----------------------------------
----------------------------------
18.21%              0.00%
----------------------------------


During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 00.00% for the quarter ended ______________ and its lowest quarterly return was 00.00% for the quarter ended ______________________.

How has Delaware Blue Chip Fund performed? (continued)

               Average annual returns for periods ending 12/31/99

        ------------------------------------------------------------------------
                            Institutional Class                S&P 500 Composite
                              Inception 2/24/97                Stock Price Index
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
                 1 year                   0.00%                            0.00%
        ------------------------------------------------------------------------
        Since inception                   0.00%                            0.00%
        ------------------------------------------------------------------------

The table above shows the Fund's average annual returns compared to the performance of the S&P 500 Composite Stock Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Fund's fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

 -----------------------------------------------------------------
 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases as       none
 a percentage of offering price
 -----------------------------------------------------------------
 -----------------------------------------------------------------
 Maximum contingent deferred sales charge (load)           none
 as a percentage of original purchase
 price or redemption price, whichever is lower
 -----------------------------------------------------------------
 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested         none
 dividends
 -----------------------------------------------------------------
 -----------------------------------------------------------------
 Redemption fees                                           none
 -----------------------------------------------------------------
 -----------------------------------------------------------------
 Exchange fees(1)                                          none
 -----------------------------------------------------------------




Annual fund operating expenses are deducted from the Fund's assets.

-------------------------------------------------
                      Delaware Blue Chip Fund
-------------------------------------------------
-------------------------------------------------
 Institutional Class
-------------------------------------------------
 Management fees                        0.00%(4)
-------------------------------------------------
-------------------------------------------------
 Other expenses                         0.00%
-------------------------------------------------
-------------------------------------------------
 Total annual fund operating            0.00%
 expenses
-------------------------------------------------
-------------------------------------------------
 Fee waivers and payments(5)           (0.00%)
-------------------------------------------------
-------------------------------------------------
 Net expenses                           0.00%
-------------------------------------------------



This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


-----------------------------
-----------------------------
-----------------------------
-----------------------------
 1 year                 $000
-----------------------------
 3 years                $000
-----------------------------
 5 years                $000
-----------------------------
 10 years             $0,000
-----------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) Beginning February 1, 1999, the investment manager has contracted to waive fees and pay expenses through January 31, 2001, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.25% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. This example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two through 10.

How we manage the Fund

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

Our investment strategies
We use a computer-driven selection process designed to identify stocks of companies that are likely to grow faster than the average of the companies in the S&P 500. Aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price-to-earnings ratios. Decisions to buy and sell stocks are determined by this objective evaluation process.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware Blue Chip Fund is a total return fund. Under normal conditions, at least 65% of the Fund's net assets will be invested in stocks we consider "blue chip" stocks. "Blue chip" stocks are those whose market capitalization is greater than $2.5 billion and which generally exhibit positive characteristics like a lengthy history of profit growth and dividend payments, a reputation for quality products and services, and a sound management structure. They are generally easy to buy and sell.

Our goal is to select stocks of companies that have the potential to grow significantly faster than the average of the companies in the S&P 500. We believe this growth, if achieved, will result in a rising share price that will provide long-term appreciation to our investors.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
      Securities                                      How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Blue Chip Fund
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares       Generally, we invest 90% to 100% of net assets in common stock of
of ownership in a corporation. Stockholders           medium-to large-size companies.
participate in the corporation's profits and
losses, proportionate to the number of shares
they own.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

American Depositary Receipts: Certificates            We generally invest only in those ADRs included in the S&P 500 Index. Although
issued by a U.S. bank which represent the             Delaware Blue Chip Fund may invest up to 20% of its net assets in depositary
bank's holdings of a stated number of shares of       receipts, ADRs normally make up less than 10% of the Fund's net assets.
a foreign corporation. An ADR entitles the
holder to all dividends and capital gains
earned by the underlying foreign shares, and an
ADR is bought and sold the same as U.S.
securities.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a         Typically, we use repurchase agreements as a short-term investment for the
buyer and seller of securities in which the           Fund's cash position. In order to enter into these repurchase agreements, the
seller agrees to buy the securities back              Fund must have collateral of at least 102% of the repurchase price. Delaware
within a specified time at the same price the         Blue Chip Fund may have more no than 10% of its total assets in repurchase
buyer paid for them, plus an amount equal to          agreements with maturities of over seven days. The Fund will only enter into
an agreed upon interest rate. Repurchase              repurchase agreements in which the collateral is comprised of U.S. government
agreements are often viewed as equivalent             securities.
to cash.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed               We may invest in privately placed securities that are eligible for resale
securities whose resale is restricted under           among certain institutional buyers without registration, including "Rule 144A
securities law.                                       Securities."
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities: Securities that do not           We may invest up to 15% of the Fund's net assets in illiquid securities.
have a ready market, and cannot be easily sold
within seven days at approximately the price
that the Fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Delaware Blue Chip Fund is permitted to invest in all available types of equity securities, including preferred stocks, warrants and convertible securities. The Fund may invest in foreign securities directly (although we have no present intention to do so) and through global and European depositary receipts. It may hold cash, invest in short-term debt securities and money market instruments; and engage in futures and options transactions for defensive purposes. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above.

Lending securities

Delaware Blue Chip Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Portfolio turnover

We anticipate that Delaware Blue Chip Fund's annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from Banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider an investment to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware Blue Chip Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Blue Chip Fund
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority        We maintain a long-term investment approach and focus on stocks we believe can
of the securities in a certain market -- like         appreciate over an extended time frame regardless of interim market
the stock or bond market -- will decline in           fluctuations. We do not try to predict overall stock market movements and
value because of factors such as economic             generally do not trade for short-term purposes.
conditions, future expectations or investor
confidence.                                           We may hold a substantial part of Delaware Blue Chip Fund's assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the       We limit the amount of Delaware Blue Chip Fund's assets invested in any one
value of securities in a particular industry or       industry and in any individual security. We generally allocate assets to
the value of an individual stock or bond will         various sectors in roughly the same proportions as the S&P 500 sector
decline because of changing expectations for          allocation.
the performance of that industry or for the
individual company issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign                 We typically invest only a small portion of Delaware Blue Chip Fund's
securities may be adversely affected by               portfolio in foreign companies, usually through American Depositary Receipts.
political instability, changes in currency            These are generally denominated in U.S. dollars and traded on a U.S. stock
exchange rates, foreign economic conditions or        exchange.
inadequate regulatory and accounting standards.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that                We limit exposure to illiquid securities.
securities cannot be readily sold within seven
days at approximately the price that the Fund
has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager and sub-adviser

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Vantage Investment Advisors is the Fund's sub-adviser. As sub-adviser, Vantage is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Fund, the manager and sub-adviser were paid an aggregate fee of 0.00% for the last fiscal year, which includes a reduction due to expense limitations.

Portfolio managers

Enrique Chang and Christopher P. Harvey have primary responsibility for making day-to-day investment decisions for the Fund.

Enrique Chang, Senior Vice President and Chief Investment Officer of Vantage Investment Advisors, became co-manager of the Fund in January 1999. Mr. Chang oversees the management of all equity portfolios and directs Vantage's quantitative research efforts. He received a BA in mathematics from Fairleigh Dickinson University in May of 1985, an MBA in finance and quantitative analysis from New York University in May of 1988, and an MS in statistics and operations research from New York University in May of 1996. He was previously an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman.

Christopher P. Harvey, Vice President of Vantage Investment Advisers, became co-manager of the Fund in January 1999. Mr. Harvey manages portfolios, conducts investment research and assists in equity trading. He graduated Bucknell University with a BS degree in accounting. He received an MBA from the Stern School of Business at New York University. Prior to joining Vantage Investment Advisors, Mr. Harvey was a financial analyst with Merrill Lynch.

Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]


                                Board of Trustees


Investment manager                       The Fund                       Custodian
Delaware Management Company                                             The Chase Manhattan Bank
One Commerce Square                                                     4 Chase Metrotech Center
Philadelphia, PA 19103                                                  Brooklyn, NY 11245

Sub-adviser
Vantage Investment Advisors
630 Fifth Avenue
New York, NY 10111

Portfolio managers                  Distributor                         Service agent
(see page __ for details)           Delaware Distributors, L.P.         Delaware Service Company, Inc.
                                    1818 Market Street                  1818 Market Street
                                    Philadelphia, PA 19103              Philadelphia, PA 19103



                                 Shareholders

Board of Trustees   A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager   An investment manager is a company responsible for
selecting portfolio investments consistent with the objective and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser   A sub-adviser is a company generally responsible for the
management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers   Portfolio managers are employed by the investment manager
or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian   Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor   Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Service agent   Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders   Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Fund
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.



[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.



[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the regular close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the Board of Trustees.

How to redeem shares


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the regular close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from this Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year. Distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

Certain management considerations

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The portfolio managers and investment professionals of the Fund consider Year 2000 compliance (including, but not limited to, any or all of the following: impact on business, cost of compliance plan review and contingency planning, and vendor compliance) in the securities selection and investment process. However, there can be no guarantees that, even with their due diligence efforts, they will be able to predict the affect of Year 2000 on any company or the performance of its securities.

Investments by fund of funds

Delaware Blue Chip Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Blue Chip Fund and Foundation Funds as a result of these transactions.

Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

                                                                Institutional Class
                                                                                        Period
                                                                                       2/24/97
                                                                                       Through
 Delaware Blue Chip Fund                                          1999         1998   1/30/97(1)

-------------------------------------------------------------------------------------------------

Net asset value, beginning of period                            $00.00       $9.870     $8.500

 Income (loss) from investment operations:
 Net investment income (2)                                       0.000        0.079      0.062
 Net realized and unrealized gain on investments                 0.000        1.116      1.308
                                                                 -----        -----      -----
 Total from investment operations                                0.000        1.195      1.370
                                                                 -----        -----      -----

 Less dividends and distributions:
 Dividends from net investment income                          (0.000)      (0.065)       none
 Distributions from realized gain on investments               (0.000)      (0.010)       none
                                                               -------      -------



 Total dividends and distributions                             (0.000)      (0.075)       none
                                                               -------      -------

Net asset value, end of period                                 $00.000      $10.990     $9.870
                                                               =======      =======     ======

 Total return (3)                                               00.00%       12.31%     16.12%

 Ratios and supplemental data:
 Net assets, end of period (000 omitted)                      $000,000       $1,042     $1,834
 Ratio of expenses to average net assets                         0.00%        1.20%      1.20%
 Ratio of expenses to average net assets prior to                0.00%        1.73%      2.65%
 expense limitation
 Ratio of net investment income to average net assets            0.00%        0.75%      0.99%
 Ratio of net investment income (loss) to average net            0.00%        0.22%    (0.46%)
 assets prior to expense limitation
-------------------------------------------------------------------------------------------------
 Portfolio turnover                                                00%          27%        25%

-------------------------------------------------------------------------------------------------

(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.

(2) The average shares outstanding method has been applied for net investment income per share information. (1) Total return reflects the expense limitations.

How to read the financial highlights

Net investment income

Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return

This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.


Net assets

Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

[begin glossary]

How to use this glossary
The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.


Bond

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.


Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond

A debt security issued by a corporation. See Bond.


Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities

With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.


Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD Regulation, Inc. (NASD)

A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.


Price/earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Composite Stock Index

The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge

Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate financial advisers for advice and service provided.


SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Blue Chip Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.


Web site

www.delawareinvestments.com

E-mail
service@delinvest.com


Client Services Representative

800.510.4015

Delaphone Service

800.362.FUND (800.362.3863)

For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone service.

Investment Company Act file number: 811-750

--------------------------------------------------------------------------------
Fund Name                                  CUSIP number            NASDAQ symbol
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Delaware Blue Chip Fund                    24610C402               DEBIX

--------------------------------------------------------------------------------




                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London





P-___ [--] PP 1/00

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London


                         Delaware Social Awareness Fund

                           Class A * Class B * Class C




                                   Prospectus
                                January 31, 2000


                             Growth of Capital Fund



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of Contents

Fund profile                                                      page
Delaware Social Awareness Fund

How we manage the Fund                                            page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund

Who manages the Fund                                              page

Investment manager and sub-adviser

Portfolio managers


Fund Administration (Who's who?)

About your account                                                page

Investing in the Fund
        Choosing a share class
        How to reduce your sales charge
        How to buy shares
        How to redeem shares
        Special services
Dividends, distributions and taxes

Retirement plans
Financial highlights                                              page

Profile: Delaware Social Awareness Fund

What is the Fund's goal?
Delaware Social Awareness Fund seeks long-term capital appreciation. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies?

We invest primarily in stocks of medium to large-sized companies that meet certain socially responsible criteria and which we expect to grow over time. Our socially responsible criteria excludes companies that:
o engage in activities likely to result in damage to the natural environment;
o produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power;
o manufacture or contract for military weapons;
o are in the liquor, tobacco or gambling industries; and o conduct animal testing for cosmetic or personal care products.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected by changes in stock prices which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Fund avoids certain companies not considered socially responsible, it could miss out on strong performance from those companies. For a more complete discussion of risk, please turn to page __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund

o Investors with long-term financial goals.
o Investors looking for capital growth potential.
o Investors who would like an investment that incorporates social responsibility into its security selection process.

Who should not invest in the Fund o Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o Investors whose primary goal is to receive current income.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has the Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past two calendar years, as well as average annual returns of all shares for the past year and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect an expense cap. The returns would be lower without the caps.

[bar chart]

Year-by-year total return (Class A)


-----------------------------
1998                1999
-----------------------------
15.75%              0.00%
-----------------------------


During the periods illustrated in this bar chart, Class A's highest quarterly return was 00.00% for the quarter ended ________________ and its lowest quarterly return was 00.00% for the quarter ended __________________.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above. If this fee were included, the returns would be less than those shown. The average annual returns shown on page ___ do include the sales charge.


How has Delaware Social Awareness Fund performed? (continued)


                                                                               Average annual returns for periods ending 12/31/99

-----------------------------------------------------------------------------------------------------------------------------------
CLASS                       A                      B                       C                         S&P 500 Composite Stock
                                                                                                           Price Index
-----------------------------------------------------------------------------------------------------------------------------------
                                                   (if redeemed)*          (if redeemed)*
-----------------------------------------------------------------------------------------------------------------------------------
                            (Inception 2/24/97)    (Inception 2/24/97)     (Inception 2/24/97)
-----------------------------------------------------------------------------------------------------------------------------------
1 year                      0.00%                  0.00%                   0.00%                     0.00%
-----------------------------------------------------------------------------------------------------------------------------------
Lifetime**                  0.00%                  0.00%                   0.00%                     0.00%
-----------------------------------------------------------------------------------------------------------------------------------

The table above shows the Fund's average annual returns compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

* If shares were not redeemed, the returns for Class B would be 0.00% and 0.00% for the one-year and lifetime periods, respectively. Returns for Class C would be 0.00% and 0.00% for the one-year and lifetime periods, respectively.

** Lifetime returns are shown if the Fund or Class existed for less than 10 years. S&P 500 Index returns are for Class A lifetime. Index returns for Class B and Class C lifetimes were 0.00% and 0.00%, respectively. Maximum sales charges are included in the Fund returns above.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.


 --------------------------------------------------------------------------------------
 CLASS                                                      A          B          C
 --------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases as      5.75%       none       none
 a percentage of offering price
 --------------------------------------------------------------------------------------
 Maximum contingent deferred sales charge (load) as a     none(1)     5%(2)      1%(3)
 percentage of original purchase price or redemption
 price, whichever is lower
 --------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested        None        none       none
 dividends
 --------------------------------------------------------------------------------------
 Redemption fees                                          none        none       none
 --------------------------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's income or assets.

 ----------------------------------------------------------------------
                                        Delaware Social Awareness Fund
 ----------------------------------------------------------------------
 Class                                   A           B          C
 ----------------------------------------------------------------------
 Management fees                      0.00%(4)    0.00%(4)    0.00%(4)
 ----------------------------------------------------------------------
 Distribution and service             0.25%       1.00%       1.00%
 (12b-1) fees
 ----------------------------------------------------------------------
 Other expenses                       0.00%       0.00%       0.00%
 ----------------------------------------------------------------------
 Total annual fund operating          0.00%       0.00%       0.00%
 expenses
 ----------------------------------------------------------------------
 Fee waivers and payments(5)         (0.00%)     (0.00%)     (0.00%)
 ----------------------------------------------------------------------
 Net expenses                         0.00%       0.00%       0.00%
 ----------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 -------------------------------------------------------------------------------
 CLASS(7)          A            B     B (if redeemed)     C      C (if redeemed)
 -------------------------------------------------------------------------------
 1 year          00.0%        00.0%        00.0%        00.0%        00.0%
 -------------------------------------------------------------------------------
 3 years         00.0%        00.0%        00.0%        00.0%        00.0%
 -------------------------------------------------------------------------------
 5 years         00.0%        00.0%        00.0%        00.0%        00.0%
 -------------------------------------------------------------------------------
 10 years        00.0%        00.0%        00.0%        00.0%        00.0%
 -------------------------------------------------------------------------------

(1) A purchase of Class A shares at $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter. Your Class B shares will automatically convert to Class A shares after approximately eight years.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) Class A Shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The distributor has agreed to waive a portion of 12b-1 fees through July 31, 2000 in order to prevent these fees from exceeding 0.25% of average daily net assets.

(5) The investment manager has contracted to waive fees and pay expenses through January 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.25% of average daily net assets.

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.

(7) The Class B example reflects the conversion of Class B shares to Class A shares at the end of the eighth year. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

Our investment strategies
We use a computer-driven selection process designed to identify stocks of companies that are likely to grow faster than the average of the companies in the S&P 500. Aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price-to-earnings ratios. Decisions to buy and sell stocks are determined by this objective evaluation process.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware Social Awareness Fund is a socially responsible fund that invests primarily in stocks that meet certain socially responsible criteria. It strives to provide long-term capital appreciation to its shareholders.

We invest primarily in the common stocks of medium and large-sized companies (generally $1.0 billion or more in market capitalization at the time of purchase) that have met the established socially responsible criteria. We use the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. to determine which companies to exclude from our selection process. The approved stocks are then evaluated using the computer selection process described above.

Our goal is to seek stocks of companies that have the potential to grow significantly faster than the average of the companies in the S&P 500. We believe this growth, if achieved, will result in a rising share price that will provide long-term appreciation to investors.

The securities we typically invest in
Stocks generally offer investors the potential for capital appreciation and may pay dividends as well.

------------------------------------------------------------------------------------------------------------------------------------
      Securities                                                             How we use them
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Delaware Social Awareness Fund
------------------------------------------------------------------------------------------------------------------------------------
Common stocks: Securities that represent shares       Generally, we invest 90% to 100% of net assets in common stock of medium-to
of ownership in a corporation. Stockholders           large-size companies.
participate in the corporation's profits and
losses, proportionate to the number of shares
they own.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a         Typically, we use repurchase agreements as a short-term investment for the
buyer and seller of securities in which the           Fund's cash position. In order to enter into these repurchase agreements, the
seller agrees to buy the securities back              Fund must have collateral of at least 102% of the repurchase price. The Fund
within a specified time at the same price the         may have no more than 10% of its total assets in repurchase agreements with
buyer paid for them, plus an amount equal to          maturities of over seven days. The Fund will only enter into repurchase
an agreed upon interest rate. Repurchase              agreements in which the collateral is comprised of U.S. government securities.
agreements are often viewed as equivalent to
cash.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed               We may invest in privately placed securities that are eligible for
securities whose resale is restricted under           resale among certain institutional buyers, including Rule 144A Securities.
securities law.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities: Securities that do not           We may invest up to 15% of
have a ready market, and cannot be easily sold        the Fund's net assets in illiquid securities.
within seven days at approximately the price
that the Fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Delaware Social Awareness Fund is permitted to invest in all available types of equity securities, including preferred stock, warrants and convertible securities. The Fund may hold cash; short-term debt securities and money market instruments and engage in futures and options transactions for defensive purposes and when the Fund does so, it may not be able to achieve its investment objective. You can find additional information about the investments in the Fund's portfolio in the annual or semi-annual shareholder report.

Lending securities
Delaware Social Awareness Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.

Portfolio turnover
We anticipate that Delaware Social Awareness Fund's annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year.

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider an investment to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware Social Awareness Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                 Risks                                                       How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Social Awareness Fund
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority        We maintain a long-term investment approach and focus on stocks we believe can
of the securities in a certain market -- like         appreciate over an extended time frame regardless of interim market
the stock or bond market -- will decline in           fluctuations. We do not try to predict overall stock market movements and
value because of factors such as economic             generally do not trade for short-term purposes.
conditions, future expectations or investor
confidence.                                           We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the       We limit the amount of Delaware Social Awareness Fund's assets invested in any
value of securities in a particular industry or       one industry and in any individual security.
the value of an individual stock or bond will
decline because of changing expectations for          Because Delaware Social Awareness Fund avoids investing in companies that
the performance of that industry or for the           don't meet socially responsible criteria, its exposure to certain industry
individual company issuing the stock or bond.         sectors may be greater or less than similar funds or market indexes. This could affect its performance positively or negatively, depending on the performance of those sectors.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that                We limit exposure to illiquid securities.
securities cannot be readily sold within seven
days at approximately the price that the Fund
has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager and sub-adviser
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Vantage Investment Advisors is the Fund's sub-adviser. As sub-adviser, Vantage is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Fund, the manager and sub-adviser were paid an aggregate fee of 0.00% for the last fiscal year, which includes a reduction due to expense limitations.


Portfolio managers


Enrique Chang and Christopher P. Harvey have primary responsibility for making day-to-day investment decisions for the Fund.

Enrique Chang, Senior Vice President and Chief Investment Officer of Vantage Investment Advisors, became co-manager of the Fund in January 1999. Mr. Chang oversees the management of all equity portfolios and directs Vantage's quantitative research efforts. He received a BA in mathematics from Fairleigh Dickinson University in May of 1985, an MBA in finance and quantitative analysis from New York University in May of 1988, and an MS in statistics and operations research from New York University in May of 1996. He was previously an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman.


Christopher P. Harvey, Vice President of Vantage Investment Advisers, became co-manager of the Fund in January 1999. Mr. Harvey manages portfolios, conducts investment research and assists in equity trading. He graduated Bucknell University with a BS degree in accounting. He received an M.B.A. from the Stern School of Business at New York University. Prior to joining Vantage Investment Advisors, Mr. Harvey was a financial analyst with Merrill Lynch.

Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.


[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                        Board of Trustees

Investment manager                          The Fund                               Custodian

Delaware Management Company                                                The Chase Manhattan Bank
One Commerce Square                                                        4 Chase Metrotech Center
Philadelphia, PA 19103                                                     Brooklyn, NY 11245

Sub-Adviser
Vantage Investment Advisors
630 Fifth Avenue
New York, NY 10111

Portfolio managers                  Service agent                                 Distributor
(see page __ for details)           Delaware Service Company, Inc.         Delaware Distributors, L.P.
                                    1818 Market Street                     1818 Market Street
                                    Philadelphia, PA 19103                 Philadelphia, PA 19103

                                                       Financial advisers

                                                          Shareholders

Board of Trustees   A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees are expected to exercise sound business judgment, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund Trustees, in particular, are advocates for shareholder interests.

Custodian   Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Investment manager   An investment manager is a company responsible for
selecting portfolio investments consistent with objectives and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser   A sub-adviser is a company generally responsible for the
management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers   Portfolio managers are employed by the investment manager
or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Service agent   Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents provide customer service to shareholders, as well.

Distributor   Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Financial advisers   Financial advisers provide investment advice to their
clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders   Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge;

o If you invest $50,000 or more, your front-end sales charge will be reduced;

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information;

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares; and

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

                              Class A Sales Charges

------------------------------------------------------------------------------------------------------------------
   Amount of purchase        Sales charge as %     Sales charge as % of amount           Dealer's commission as %
                             of offering price     invested                              of offering price
------------------------------------------------------------------------------------------------------------------

     Less than $50,000            5.75%                      0.00%                                 5.00%

        $50,000 but               4.75%                      0.00%                                 4.00%
      under $100,000

       $100,000 but               3.75%                      0.00%                                 3.00%
      under $250,000

       $250,000 but               2.50%                      0.00%                                 2.00%
      under $500,000

       $500,000 but               2.00%                      0.00%                                 1.60%
     under $1 million


         As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year.


------------------------------------------------------------------------------------------------
   Amount of purchase          Sales charge        Sales charge as % of    Dealer's commission
                                   as %              amount invested              as %
                             of offering price                              Of offering price
------------------------------------------------------------------------------------------------
     $1,000,000 up to $5            none                   none                   1.00
           million
------------------------------------------------------------------------------------------------
       Next $20 million             none                   none                   0.50
      up to $25 million
------------------------------------------------------------------------------------------------
   Amount over $25 million          none                   none                   0.25
------------------------------------------------------------------------------------------------

Class B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them;

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter;

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information;

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts;

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares;

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%; and

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them;

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information;

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts;

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares;

o Unlike Class B shares, Class C shares do not automatically convert into another class; and

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

About your account continued

How to reduce your sales charge
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

--------------------------------------------------------------------------------------------------------------------------------
          Program            How it works                                                   Share class
                                                                           A                    B                C
--------------------------------------------------------------------------------------------------------------------------------
  Letter of Intent             Through a Letter of Intent you              X         Although the Letter of Intent and Rights
                               agree to invest a certain amount                      of Accumulation do not apply to the
                               in Delaware Investment Funds                          purchase of Class B and C shares, you can
                               (except money market funds with                       combine your purchase of Class A shares
                               no sales charge) over a 13-month                      with your purchase of B and C shares to
                               period to qualify for reduced                         fulfill your Letter of Intent or qualify
                               front-end sales charges.                              for Rights of Accumulation.
--------------------------------------------------------------------------------------------------------------------------------
  Rights of Accumulation       You can combine your holdings or            X
                               purchases of all funds in the
                               Delaware Investments family
                               (except money market funds
                               with no sales charge) as well as
                               the holdings and purchases of
                               your spouse and children under 21
                               to qualify for reduced front-end
                               sales charges.
--------------------------------------------------------------------------------------------------------------------------------
  Reinvestment of              Up to 12 months after you redeem      For Class         For Class B, your          Not
  redeemed shares              shares, you can reinvest the          A, you will       account will be            available.
                               proceeds with no additional sales     not have to       credited with the
                               charge.                               pay an            contingent deferred
                                                                     additional        sales charge you
                                                                     front-end         previously paid on
                                                                     sales             the amount you are
                                                                     charge.           reinvesting. Your
                                                                                       schedule for
                                                                                       contingent deferred
                                                                                       sales charges and
                                                                                       conversion to Class
                                                                                       A will not start
                                                                                       over again; it will
                                                                                       pick up from the
                                                                                       point at which you
                                                                                       redeemed your shares.
--------------------------------------------------------------------------------------------------------------------------------
  SIMPLE IRA, SEP IRA,         These investment plans may                  X         There is no reduction in sales charges
  SARSEP, Prototype            qualify for reduced sales charges                     for Class B or Class C shares for group
  Profit Sharing,              by combining the purchases of all                     purchases for retirement plans.
  Pension, 401(k),             members of the group. Members of
  SIMPLE 401(k),               these groups may also qualify to
  403(b)(7), and 457           purchase shares without a
  Retirement Plans             front-end sales charge and a
                               waiver of any contingent deferred
                               sales charges.
--------------------------------------------------------------------------------------------------------------------------------

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.


[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.


[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.


The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.


We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the Board of Trustees.

Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. You may have to pay taxes on the proceeds from your sale of shares. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year. Distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

Certain management considerations

Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The portfolio managers and investment professionals of the Fund consider Year 2000 compliance (including, but not limited to, any or all of the following: impact on business, cost of compliance plan review and contingency planning, and vendor compliance) in the securities selection and investment process. However, there can be no guarantees that, even with their due diligence efforts, they will be able to predict the affect of Year 2000 on any company or the performance of its securities.

Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

----------------------------------------------------------------------------------------------------------------

                                                                                 Delaware Social Awareness
                                                                                        Fund A Class
----------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended           Period
                                                                                      11/30           2/24/97(1)
                                                                                                        through
Delaware Social Awareness Fund                                                                         11/30/97
----------------------------------------------------------------------------------------------------------------
                                                                                  1999        1998
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $00.00      $10.330      $8.500
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------------
Net investment income                                                            0.000        0.015       0.007
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                           0.000        0.955       1.823
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                 0.000        0.970       1.830
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
----------------------------------------------------------------------------------------------------------------
Distributions from realized gain on investments                                 (0.000)      (0.040)       none
----------------------------------------------------------------------------------------------------------------
Total dividends and distributions                                               (0.000)      (0.040)       none
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $00.000      $11.260     $10.330
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Total return(3)                                                                 00.00%        9.52%      21.53%
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                       $000,000      $38,858      $9,115
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                          0.00%        1.45%       1.50%
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to expense limitation              0.00%        1.56%       1.96%
and fees paid indirectly
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets                      0.00%        0.14%       0.38%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets prior to             0.00%        0.03%      (0.08%)
expense limitation and fees paid indirectly
----------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                 00%          22%         29%
----------------------------------------------------------------------------------------------------------------

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.

(2) The average shares outstanding method has been applied for net investment income per share information.

(3) For Class A shares: does not reflect the maximum sales charge of 5.75%, nor the Limited CDSC that varies from 0.50% to 1% that would apply in the event of certain redemptions within two years of purchase. For Class B shares: does not reflect the contingent deferred sales charge which varies from 1%-5% depending upon the holding period. For Class C shares: does not reflect the1% contingent deferred sales charge on redemptions within 12 months from the date of purchase.

(4) Total return reflects expense limitations.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Period                                  Period
Delaware Social Awareness Fund                                                     2/24/97(1)                             2/24/97(1)
                                                              B Class               through               C Class           through
                                                          Year Ended 11/30         11/30/97          Year Ended 11/30      11/30/97
------------------------------------------------------------------------------------------------------------------------------------
                                                           1999      1998                           1999            1998
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $00.00       $10.280        $8.500        $00.00      $10.280       $8.500
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(2)                           0.000        (0.066)       (0.044)        0.000       (0.068)      (0.044)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                            0.000         0.946         1.824         0.000        0.948        1.824
------------------------------------------------------------------------------------------------------------------------------------
Total from investments operations                         0.000         0.880         1.780         0.000        0.880        1.780
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain
on investments                                           (0.000)       (0.040)         none        (0.000)      (0.040)        none
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                        (0.000)       (0.040)         none        (0.000)      (0.040)        none
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $00.000       $11.120       $10.280       $00.000      $11.120     $ 10.280
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total return(3)                                          00.00%         8.60%        20.94%        00.00%        8.60%       20.94%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                $000,000       $30,172        $6,919      $000,000       $8,683       $1,290
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                   0.00%         2.20%         2.20%         0.00%        2.20%        2.20%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
prior to expense limitation and expenses
paid indirectly                                           0.00%         2.26%         2.66%         0.00%        2.26%        2.66%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                                        0.00%        (0.61%)       (0.32%)        0.00%       (0.61%)      (0.32%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
net assets  prior to expense limitation a
nd expenses paid indirectly                               0.00%        (0.67%)       (0.78%)        0.00%       (0.67%)      (0.78%)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                          00%           22%           29%           00%          22%          29%
------------------------------------------------------------------------------------------------------------------------------------

How to read the financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's securities after its expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less Distributions-Distributions from realized gains."

Realized gains
Profits realized from the sale of securities.

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the percentage increase or decrease in the value of a share of a fund during specific periods, in this case, annual periods. In calculating this figure for the financial highlights table, we include fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of total investment that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

[begin glossary]

Glossary

How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Bond

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.


Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See Bond.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities

With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.


Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD Regulation, Inc. (NASD)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Composite Stock Index
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate financial advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Social Awareness Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.


Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center:
Monday to Friday, 8 a.m. to 8 p.m. Eastern time.

oFor fund information; literature; price, yield and performance figures.

oFor information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

For convenient access to account information or current performance information on all Delaware Investment Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Registrant's Investment Company Act file number: 811-750

--------------------------------------------------------------------------------
Fund Name                                     CUSIP number         NASDAQ symbol
--------------------------------------------------------------------------------
Delaware Social Awareness Fund A Class         24610C501               DEQAX
--------------------------------------------------------------------------------
Delaware Social Awareness Fund B Class         24610C600               DEVBX
--------------------------------------------------------------------------------
Delaware Social Awareness Fund C Class         24610C709               DEVCX
--------------------------------------------------------------------------------

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London

P-___ [--] PP 1/00

                                    DELAWARE
                                   INVESTMENTS
                              Philadelphia * London




                         Delaware Social Awareness Fund


                               Institutional Class





                                   Prospectus

                                January 31, 2000


                             Growth of Capital Fund





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of Contents

Fund profile                                          page

Delaware Social Awareness Fund


How we manage the Fund                               page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund

Who manages the Fund                                 page

Investment manager and sub-adviser
Portfolio managers
Fund administration (Who's who)


About your account                                   page
Investing in the Fund
      How to buy shares
      How to redeem shares
      Account minimum
      Exchanges

Dividends, distributions and taxes

Certain management considerations


Financial highlights                                 page

Profile: Delaware Social Awareness Fund

What is the Fund's goal?
Delaware Social Awareness Fund seeks long-term capital appreciation. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in stocks of medium to large-sized companies that meet certain socially responsible criteria and which we expect to grow over time. Our socially responsible criteria excludes companies that:
   o engage in activities likely to result in damage to the natural environment;
   o produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power;
   o manufacture or contract for military weapons; o are in the liquor, tobacco or gambling industries; and
   o conduct animal testing for cosmetic or personal care products.


What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected by changes in stock prices which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Fund avoids certain companies not considered socially responsible, it could miss out on strong performance from those companies. For a more complete discussion of risk, please turn to page __.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund
   o Investors with long-term financial goals.
   o Investors looking for capital growth potential.
   o Investors who would like an investment that incorporates social responsibility into its security selection process.

Who should not invest in the Fund
   o Investors with short-term financial goals.
   o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
   o Investors whose primary goal is to receive current income.


You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Social Awareness Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show the returns for the Fund's Institutional Class shares for the past two calendar years, as well as the average annual returns of these shares for the past year and since inception. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps. The returns would be lower without the caps.

[bar chart]

Year-by-year total return (Institutional Class)


-----------------------------------
1998              1999
-----------------------------------

-----------------------------------
16.00%            0.00%
-----------------------------------


During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 00.00% for the quarter ended ______________ and its lowest quarterly return was 00.00% for the quarter ended ______________________.

How has Delaware Social Awareness Fund performed? (continued)

                              Average annual returns for periods ending 12/31/99


    --------------------------------------------------------------------------
                           Institutional Class  S&P 500 Composite
                           Stock Index (Inception 2/24/97)
    --------------------------------------------------------------------------

    --------------------------------------------------------------------------
                  1 year                 0.00%                          0.00%
    --------------------------------------------------------------------------
         Since inception                 0.00%                          0.00%
    --------------------------------------------------------------------------


The table above shows the Fund's average annual returns compared to the performance of the S&P 500 Composite Stock Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

 ----------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases as        none
 a percentage of offering price
 ----------------------------------------------------------------
 Maximum contingent deferred sales charge (load) as a       none
 percentage of original purchase price or redemption
 price, whichever is lower
 ----------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested          none
 dividends
 ----------------------------------------------------------------
 Redemption fees                                            none
 ----------------------------------------------------------------
 Exchange fees(1)                                           none

 ----------------------------------------------------------------


Annual fund operating expenses are deducted from the Fund's assets.

 ---------------------------------------------

               Delaware Social Awareness Fund
 ---------------------------------------------
 Institutional Class
 --------------------------------------------
 Management fees                      0.00%(4)
 --------------------------------------------
 Other expenses                       0.00%
 --------------------------------------------
 Total annual fund operating          0.00%
 expenses
 --------------------------------------------
 Fee waivers and payments(5)         (0.00%)
 --------------------------------------------
 Net expenses                         0.00%

 --------------------------------------------


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.



 --------------------------

 1 year               $000
 --------------------------
 3 years              $000
 --------------------------
 5 years              $000
 --------------------------
 10 years           $0,000

 --------------------------


(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The investment manager has contracted to waive fees and pay expenses through January 31, 2001, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.25% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two through 10.

How we manage the Fund

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


Our investment strategies

We use a computer-driven selection process designed to identify stocks of companies that are likely to grow faster than the average of the companies in the S&P 500. Aided by this technology, we evaluate and rank hundreds of stocks daily, using a variety of factors such as dividend yield, earnings growth and price-to-earnings ratios. Decisions to buy and sell stocks are determined by this objective evaluation process.


We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


Delaware Social Awareness Fund is a socially responsible fund that invests primarily in stocks that meet certain socially responsible criteria. It strives to provide long-term capital appreciation to its shareholders.


We invest primarily in the common stocks of medium and large-sized companies (generally $1.0 billion or more in market capitalization at the time of purchase) that have met the established socially responsible criteria. We use the Social Investment Database published by Kinder, Lyndberg, Domini & Company, Inc. to determine which companies to exclude from our selection process. The approved stocks are then evaluated using the computer selection process described above.

Our goal is to seek stocks of companies that have the potential to grow significantly faster than the average of the companies in the S&P 500. We believe this growth, if achieved, will result in a rising share price that will provide long-term appreciation to investors.

The securities we typically invest in

Stocks generally offer investors the potential for capital appreciation and may pay dividends as well.


   ------------------------------------------------------------------------------------------------------------------------
         Securities                                                            How we use them
   ------------------------------------------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------------------------------------------

                                                                         Delaware Social Awareness Fund
   ------------------------------------------------------------------------------------------------------------------------
   Common stocks: Securities that represent shares      Generally, we invest 90% to 100% of net assets in common stock
   of ownership in a corporation. Stockholders          of medium-to large-size companies.
   participate in the corporation's profits and
   losses, proportionate to the number of shares
   they own.
   ------------------------------------------------------------------------------------------------------------------------
   Repurchase agreements: An agreement between a        Typically, we use repurchase agreements as a short-term investment
   buyer and seller of securities in which the          for the Fund's cash position. In order to enter into these
   seller agrees to buy the securities back within a    repurchase agreements, the Fund must have collateral of at least
   specified time at the same price the buyer paid      102% of the repurchase price. The Fund may have no more than 10% of
   for them, plus an amount equal to an agreed upon     its total assets in repurchase agreements with maturities of over
   interest rate. Repurchase agreements are often       seven days. The Fund will only enter into repurchase agreements in
   viewed as equivalent to cash.                        which the collateral is comprised of U.S. government securities.
   ------------------------------------------------------------------------------------------------------------------------
   Restricted securities: Privately placed              We may invest in privately placed securities that are eligible for
   securities whose resale is restricted under          resale among certain institutional buyers, including Rule 144A
   securities law.                                      Securities.
  ------------------------------------------------------------------------------------------------------------------------
   Illiquid Securities: Securities that do not have     We may invest up to 15% of the Fund's net assets in illiquid
   a ready market, and cannot be easily sold within     securities.
   seven days at approximately the price that the
   Fund has valued them.
   ------------------------------------------------------------------------------------------------------------------------

Delaware Social Awareness Fund is permitted to invest in all available types of equity securities, including preferred stock, warrants and convertible securities. The Fund may hold cash; short-term debt securities and money market instruments and engage in futures and options transactions for defensive purposes and when the Fund does so, it may not be able to achieve its investment objective. You can find additional information about the investments in the Fund's portfolio in the annual or semi-annual shareholder report.

Lending securities
Delaware Social Awareness Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in security transactions.


Portfolio turnover
                                                                               8

We anticipate that Delaware Social Awareness Fund's annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year.


Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. An investment in the Fund typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware Social Awareness Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.



-------------------------------------------------------------------------------------------------------------------------------
                 Risks                                             How we strive to manage them
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

                                                                  Delaware Social Awareness Fund
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a        We maintain a long-term investment approach and focus on stocks we believe can
majority of the securities in a              appreciate over an extended time frame regardless of interim market fluctuations.
certain market -- like the stock or          We do not try to predict overall stock market movements and generally do not
bond market -- will decline in value         trade for short-term purposes.
because of factors such as economic
conditions, future expectations or           We may hold a substantial part of the Fund's assets in cash or cash equivalents
investor confidence.                         as a temporary, defensive strategy.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk       We limit the amount of Delaware Social Awareness Fund's assets invested in any
that the value of securities in a            one industry and in any individual security.
particular industry or the value of an
individual stock or bond will decline        Because Delaware Social Awareness Fund avoids investing in companies that don't
because of changing expectations for         meet socially responsible criteria, its exposure to certain industry sectors may
the performance of that industry or          be greater or less than similar funds or market indexes. This could affect its
for the individual company issuing the       performance positively or negatively, depending on the performance of those
stock or bond.                               sectors.
-------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that       We limit exposure to illiquid securities.
securities cannot be readily sold
within seven days at approximately the
price that the Fund has valued them.

-------------------------------------------------------------------------------------------------------------------------------

Who manages the Fund


Investment manager and sub-adviser
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Vantage Investment Advisors is the Fund's sub-adviser. As sub-adviser, Vantage is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Fund, the manager and sub-adviser were paid an aggregate fee of 0.00% for the reduction due to expense limitations

Portfolio managers


Enrique Chang and Christopher P. Harvey have primary responsibility for making day-to-day investment decisions for the Fund.

Enrique Chang, Senior Vice President and Chief Investment Officer of Vantage Investment Advisors, became co-manager of the Fund in January 1999. Mr. Chang oversees the management of all equity portfolios and directs Vantage's quantitative research efforts. He received a BA in mathematics from Fairleigh Dickinson University in May of 1985, an MBA in finance and quantitative analysis from New York University in May of 1988, and an MS in statistics and operations research from New York University in May of 1996. He was previously an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman.


Christopher P. Harvey, Vice President of Vantage Investment Advisers, became co-manager of the Fund in January 1999. Mr. Harvey manages portfolios, conducts investment research and assists in equity trading. He graduated Bucknell University with a BS degree in accounting. He received an M.B.A. from the Stern School of Business at New York University. Prior to joining Vantage Investment Advisors, Mr. Harvey was a financial analyst with Merrill Lynch.

Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.


[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]


                               Board of Trustees


Investment manager                          The Fund                  Custodian

Delaware Management Company                                           The Chase Manhattan Bank
One Commerce Square                                                   4 Chase Metrotech Center
Philadelphia, PA 19103                                                Brooklyn, NY 11245

Sub-Adviser
Vantage Investment Advisors
630 Fifth Avenue
New York, NY 10111

Portfolio managers                  Distributor                       Service agent

(see page __ for details)           Delaware Distributors, L.P.       Delaware Service Company, Inc.

                                    1818 Market Street                1818 Market Street
                                    Philadelphia, PA 19103            Philadelphia, PA 19103


                                      Shareholders



Board of Trustees   A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager   An investment manager is a company responsible for
selecting portfolio investments consistent with the objective and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


Sub-adviser   A sub-adviser is a company generally responsible for the
management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers   Portfolio managers are employed by the investment manager
or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.


Custodian   Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor   Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.


Service agent   Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.


Shareholders   Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Fund
Institutional Class shares are available for purchase only by the following:


o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

How to buy shares


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.



[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.



[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.



We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the Board of Trustees.

How to redeem shares


[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.



[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.



[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.



[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.


Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from this Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year. Distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

Certain management considerations

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The portfolio managers and investment professionals of the Fund consider Year 2000 compliance (including, but not limited to, any or all of the following: impact on business, cost of compliance plan review and contingency planning, and vendor compliance) in the securities selection and investment process. However, there can be no guarantees that, even with their due diligence efforts, they will be able to predict the affect of Year 2000 on any company or the performance of its securities.

     Financial highlights


     The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.


---------------------------------------------------------


                                                                Institutional Class
                                                                                          Period
                                                                                         2/24/97
                                                                                         Through
 Delaware Social Awareness Fund                                   1999         1998  11/30/97(1)
--------------------------------------------------------- ------------- ------------ ------------

Net asset value, beginning of period                           $00.00      $10.350        $8.500

 Income (loss) from investment operations:
 Net investment income (2)                                       0.000        0.043        0.029
 Net realized and unrealized gain on investments                 0.000        0.957        1.821
                                                               -------      -------      -------
 Total from investment operations                                0.000        1.000        1.850
                                                               -------      -------      -------

 Less dividends and distributions:
 Distributions from realized gain on investments               (0.000)      (0.040)         none
                                                               -------      -------      -------
 Total dividends and distributions                             (0.000)      (0.040)         none
                                                               -------      -------      -------

Net asset value, end of period                                 $00.000      $11.310      $10.350
                                                               =======      =======      =======

 Total return (3)                                               00.00%        9.70%       21.77%

 Ratios and supplemental data:
 Net assets, end of period (000 omitted)                      $000,000         $379         $107
 Ratio of expenses to average net assets                         0.00%        1.20%        1.20%
 Ratio of expenses to average net assets prior to                0.00%        1.26%        1.66%
 expense limitation
 Ratio of net investment income to average net assets            0.00%        0.39%        0.68%
 Ratio of net investment income (loss) to average net            0.00%        0.33%        0.22%
 assets prior to expense limitation
--------------------------------------------------------- ------------- ------------ ------------
 Portfolio turnover                                                00%          22%          29%
--------------------------------------------------------- ------------- ------------ ------------

(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) The average shares outstanding method has been applied for net investment income per share information.
(3)  Total return reflects expense limitations.

How to read the financial highlights

Net investment income

Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.


Net realized and unrealized gain on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return

This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include fee waivers and assume the shareholder has reinvested all dividends and realized gains.


Net assets

Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.


Ratio of expenses to average assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

[begin glossary]

How to use this glossary


The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.


Bond

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is typically inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.


Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond

A debt security issued by a corporation. See Bond.


Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities

With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.


Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.


NASD Regulation, Inc. (NASD)

A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.


S&P 500 Composite Stock Index

The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Social Awareness Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site
www.delawareinvestments.com


E-mail
service@delinvest.com


Client Services Representative

800-510-4015

Delaphone Service


800.362.FUND (800.362.3863)

For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.



            Registrant's Investment Company Act file number: 811-750

-------------------------------------------------------------------------------

Fund Name                                CUSIP number          NASDAQ symbol
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Delaware Social Awareness Fund           24610C501             DEQNX
-------------------------------------------------------------------------------

                                    DELAWARE
                                    --------
                                   INVESTMENTS
                              Philadelphia * London





P-___ [--] PP 1/00

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London






                         Delaware Diversified Value Fund


                           Class A * Class B * Class C





                                   Prospectus

                                January 31, 2000


                                Total Return Fund










The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of Contents

Fund profile                                    page

Delaware Diversified Value Fund


How we manage the Fund                          page
Our investment strategy
The risks of investing in the Fund

Who manages the Fund                            page

Investment manager
Portfolio managers

Fund administration (Who's who)

About your account                              page
Investing in the Fund
      Choosing a share class
      How to reduce your sales charge
      How to buy shares Retirement plans
      How to redeem shares
      Account minimums
      Special services
Dividends, distributions and taxes

Other investment policies and
risk considerations                             page

Certain management considerations               page

Financial highlights                            page

Glossary                                        page

Profile: Delaware Diversified Value Fund

What are the Fund's goals?
Delaware Diversified Value Fund seeks capital appreciation with current income as a secondary objective. Although the Fund will strive to achieve its goal, there is no assurance that it will.


What are the Fund's main investment strategies?
We invest primarily in dividend-paying stocks and income producing securities that are convertible into common stocks. Typically the stocks selected for the portfolio will have one or more of the following characteristics based on a comparison to the S&P 500 Composite Stock Index: lower price to earnings ratio, lower price to cash flow ratio, a lower price to book ratio or favorable trends in earnings estimates.


What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance from particular industries or companies. For a more complete discussion of risk, please turn to pages __ and __.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund
o  Investors with long-term financial goals.
o  Investors looking for growth potential.
o Investors looking for a core investment to act as a foundation for their equity portfolio.

Who should not invest in the Fund o Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o  Investors whose primary goal is income.

How has the Fund performed?

This bar chart and table can help you evaluate the potential risks and rewards of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past calendar year and since inception, as well as average annual returns of all shares for the past year and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future.

[bar chart]

Total return (Class A)


-------------------
1999
-------------------

-------------------
0.00%
-------------------

As of December 31, 1999, the Fund's Class A shares had a year-to-date return of 00.00%. During the period illustrated in this bar chart, Class A's highest return was 00.00% for the quarter ended ________________ and its lowest return was 00.00% for the quarter ended __________________.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above. If this fee were included, the returns would be less than those shown. The average annual returns shown on page ___ do include the sales charge.

How has Delaware Diversified Vale Fund performed? (continued)

                                                                               Average annual returns for periods ending 12/31/99
-------------------------------------------------------------------------------------------------------------------------------
CLASS                       A                      B                       C                       S&P 500 Composite Stock Price
                                                                                                               Index
-----------------------------------------------------------------------------------------------------------------------------------
                                                   (if redeemed)*          (if redeemed)*
-----------------------------------------------------------------------------------------------------------------------------------
                            (Inception 9/15/98)    (Inception 9/15/98)     (Inception 9/15/98)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
1 year                      0.00%                  0.00%                   0.00%                  0.00%
-----------------------------------------------------------------------------------------------------------------------------------
Lifetime**                  0.00%                  0.00%                   0.00%                  0.00%
-----------------------------------------------------------------------------------------------------------------------------------

The table above shows the Fund's average annual returns compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

* If redeemed at end of period shown. If shares were not redeemed, the returns for Class B would be 0.00% and 0.00% for the one-year and lifetime periods, respectively. Returns for Class C would be 0.00% and 0.00% for the one-year and lifetime periods, respectively.
** Lifetime returns are shown if the Fund or Class existed for less than 10 years. S&P 500 Index returns are for 10 years. Index returns for Class B and Class C lifetimes were 0.00% and 0.00%, respectively. Maximum sales charges are included in the Fund returns above.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

-------------------------------------------------------------- ------------ ---------- ----------
CLASS                                                          A            B          C
-------------------------------------------------------------- ------------ ---------- ----------
Maximum sales charge (load) imposed on
Purchases as a percentage of offering price                    5.75%        none       none
-------------------------------------------------------------- ------------ ---------- ----------
Maximum contingent deferred sales charge (load)
as a percentage of original purchase price or
Redemption price, whichever is lower                           none(1)      5%(2)      1%(3)
-------------------------------------------------------------- ------------ ---------- ----------
Maximum sales charge (load) imposed on

Reinvested dividends                                           none         none       none
-------------------------------------------------------------- ------------ ---------- ----------
Redemption fees                                                none         none       none

-------------------------------------------------------------- ------------ ---------- ----------

Annual fund operating expenses are deducted from the Fund's assets.

-------------------------------------------------------- ----------- ---------- ----------

Management fees                                               0.00%      0.00%      0.00%
-------------------------------------------------------- ----------- ---------- ----------
Distribution and service (12b-1) fees(4)                      0.00%      0.00%      0.00%
-------------------------------------------------------- ----------- ---------- ----------
Other expenses                                                0.00%      0.00%(5)   0.00%(5)
-------------------------------------------------------- ----------- ---------- ----------
Total operating expenses(6)                                   0.00%      0.00%      0.00%

-------------------------------------------------------- ----------- ---------- ----------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(7) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 -------------- --------------- ------------ ------------------ ---------- --------------------

 CLASS(8)                  A       B           B                  C         C
 -------------- --------------- ------------ ------------------ ---------- --------------------
                                              (if redeemed)                (if redeemed)
 -------------- --------------- ------------ ------------------ ---------- --------------------
 1 year                   $000         $000               $000       $000                 $000
 -------------- --------------- ------------ ------------------ ---------- --------------------
 3 years                  $000         $000               $000       $000                 $000
 -------------- --------------- ------------ ------------------ ---------- --------------------
 5 years                  $000         $000               $000       $000                 $000
 -------------- --------------- ------------ ------------------ ---------- --------------------
 10 years               $0,000       $0,000             $0,000     $0,000               $0,000

 -------------- --------------- ------------ ------------------ ---------- --------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. The distributor has agreed to waive these 12b-1 fees through ___________________.

(5) Other expenses are based on Class A expenses.

(6) The investment manager has agreed to waive fees and pay expenses through _____________ in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 0.75% of average daily net assets.

-------------------------------------------------------------------------------------------------------------

Fund operating expenses including voluntary expense caps in effect until May 31, 2000

------------------------------------------------ ------------------- -------------------- -------------------
CLASS                                            A                    B                   C
------------------------------------------------ ------------------- -------------------- -------------------
Management fees                                  0.00%               0.00%                0.00%
------------------------------------------------ ------------------- -------------------- -------------------
Distribution and service (12b-1) fees            0.00%               0.00%                0.00%
------------------------------------------------ ------------------- -------------------- -------------------
Other expenses                                   0.75%               0.75%                0.75%
------------------------------------------------ ------------------- -------------------- -------------------
Total operating expenses                         0.75%               0.75%                0.75%
------------------------------------------------ ------------------- -------------------- -------------------

(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, this example does not reflect the voluntary expense cap described in footnotes 4 and 6.

(8) The Class B example reflects the conversion of Class B shares to Class A shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 plan fees payable by Class B shares will continue to be assessed. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Delaware Diversified Value Fund's investment objective--to achieve capital appreciation with current income as a secondary objective--is non-fundamental. This means that the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective. Although the Fund will constantly strive to attain its objective, there can be no assurance that it will be attained. For a description of the Fund's other investment policies, see "Other Investment Policies and Risk Considerations." The Statement of Additional Information contains other investment restrictions.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Our investment strategy
We rank a broad universe of stocks using both value characteristics (low price-to-earnings ratio, low price to book ratio, low price to cashflow ratio) and growth characteristics (favorable trends in earnings estimates). Based on the ranking, we then do fundamental research on the most attractive companies. A combination of these two analyses is used to select stocks for the portfolios. We rely more heavily on the initial quantitative ranking in our final selection.


The investment objective of Delaware Diversified Value Fund is to achieve capital appreciation with current income as a secondary objective. The Fund seeks to achieve this objective by investing primarily in dividend paying stocks and income producing securities that are convertible into common stocks. The Fund will generally invest in companies currently having a market capitalization of at least $1 billion. The manager seeks companies that have one or more of the following characteristics in relation to the market as represented by the S&P 500 Index: a lower price-to-earnings ratio; a lower price-to-cash flow ratio; a lower price-to-book ratio; or favorable trends in earnings estimates.

The manager ranks a broad universe of stocks using quantitative models that assess each company on a variety of value and growth characteristics such as those mentioned above. Generally speaking, a value orientation focuses on stocks that the manager believes are undervalued in price and will eventually be recognized by the market. A growth oriented strategy, on the other hand, typically concentrates on stocks with earnings that the manager believes will grow faster than the overall market. A composite ranking is generated which seeks to identify companies with favorable valuations and/or improving fundamentals. The manager will then perform qualitative assessments of these companies in selecting securities that the manager believes will best help the Fund achieve its objectives. In selecting portfolio securities, the manger will structure a portfolio that is weighted towards those securities that are more highly ranked by the quantitative models.


While it is anticipated that the Fund will invest principally in common stock and securities that are convertible into common stock, the Fund may invest in all available types of equity securities, including without limitation, preferred stock and warrants. Investments in equity securities other than common stock or securities that are convertible into common stock will be made when such securities are more attractively priced relative to the underlying common stock. Such investments may be made in any proportion deemed prudent under existing market and economic conditions. Convertible securities include preferred stock and debentures that pay a stated interest rate or dividend and are convertible into common stock at an established ratio. These securities, which are usually priced at a premium to their conversion value, may allow the Fund to receive current income while participating to some extent in any appreciation in the underlying common stock. The value of a convertible security tends to be affected by changes in interest rates as well as factors affecting the market value of the underlying common stock. See "Other Investment Policies and Risk Considerations."

The Fund will invest in convertible fixed-income securities for their equity characteristics and without respect to investment ratings. As a result, the Fund may hold convertible fixed-income securities that are rated below investment grade (i.e., rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investors Service, Inc.). Although such securities entail higher risks, they are typically less risky than similarly rated non-convertible fixed-income securities by virtue of the convertibility feature. See "High-Yield Securities" under "Other Investment Policies and Risk Considerations."

Up to 20% of the Fund's total assets may be invested directly or indirectly in foreign securities, including investments in American, European and Global Depositary Receipts. See "Foreign Investment Information" under "Other Investment Policies and Risk Considerations."

The Fund may enter into futures contracts on stocks, stock indices and foreign currencies, and purchase or sell options on such futures contracts. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market the Fund's positions in cash, short-term debt securities and other money market instruments, at times when the Fund's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Fund. See "Futures Contracts and Options" under "Other Investment Policies and Risk Considerations."

The Fund may hold cash or invest in short-term debt securities and other money market instruments when, in the manager's opinion, such holdings are prudent given then prevailing market conditions. The Fund may also invest in such instruments pending investment by the Fund of proceeds from the sale of portfolio securities or proceeds from new sales of Fund shares pending investment in other types of securities for the Fund or to maintain sufficient liquidity to meet redemptions. All such short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's or, if unrated, judged to be of comparable quality as determined by the manager. See "Short-Term Investments" under "Other Investment Policies and Risk Considerations."


The Fund will constantly strive to achieve its objectives and, in investing to do so, may hold securities for any period of time. To the extent the Fund engages in short-term trading in attempting to achieve its objectives, it may increase the turnover rate and incur larger brokerage commissions and other expenses than might otherwise be the case.


The Fund may also engage in short sales. See "Short Sales" under "Other Investment Policies and Risk Considerations."

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider an investment to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware Diversified Value Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

--------------------------------------------------- ------------------------------------------------------------------------
                      Risks                                              How we strive to manage them
--------------------------------------------------- ------------------------------------------------------------------------
                                                                        Delaware Diversified Value Fund


--------------------------------------------------- ------------------------------------------------------------------------
Market risk is the risk that all or a majority of   We maintain a long-term investment approach and focus on stocks we
the securities in a certain market -- like the      believe can appreciate over an extended time frame regardless of
stock or bond market -- will decline in value       interim market fluctuations. We do not try to predict overall stock
because of factors such as economic conditions,     market movements and generally do not trade for short-term purposes.
future expectations or investor confidence.
                                                    We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.

--------------------------------------------------- ------------------------------------------------------------------------
Industry and security risk is the risk that the     We limit the amount of the Fund's assets invested in any one industry
value of securities in a particular industry or     and in any individual security.  We also follow a rigorous selection
the value of an individual stock or bond will       process designed to identify under-valued securities before choosing
decline because of changing expectations for the    securities for the portfolio.
performance of that industry or for the
individual company issuing the stock or bond.
--------------------------------------------------- ------------------------------------------------------------------------
Liquidity risk is the possibility that secuities    We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that the Fund has valued
them.

--------------------------------------------------- ------------------------------------------------------------------------

Who manages the Fund


The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid ___________, which includes a reduction due to expense limitations.

Portfolio managers

J. Paul Dokas, Vice President/Portfolio Manager, has had primary responsibility for making day-to-day investment decisions for the Fund since its inception. Mr. Dokas holds a BBA in Business from Loyola College and an MBA in Business from the University of Maryland. Prior to joining Delaware Investments in 1997, he was a Director of Trust Investments for Bell Atlantic Corporation in Philadelphia. Mr. Dokas is a Chartered Financial Analyst. In researching securities and making investment decisions for the Fund, Mr. Dokas consults with Richard G. Unruh.

Richard G. Unruh, Executive Vice President/Chief Investment Officer, Equity, joined Delaware Investments in 1982 after 19 years of investment experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an Executive Vice President of the Funds in 1994. He is also a member of the Board of Trustees of the manager and was named Executive Vice President of the Manager in 1994.

Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.



                                                       Board of Trustees

Investment manager                                         The Fund                    Custodian

Delaware Management Company                                                     The Chase Manhattan Bank
One Commerce Square                                                             4 Chase Metrotech Center
Philadelphia, PA 19103                                                          Brooklyn, NY 11245


Portfolio managers                  Distributor                                 Service agent
(see page __ for details)           Delaware Distributors, L.P.                 Delaware Service Company, Inc.
                                    1818 Market Street                          1818 Market Street
                                    Philadelphia, PA 19103                      Philadelphia, PA 19103

                                                        Financial advisers

                                                           Shareholders

Board of Trustees   A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund Trustees, in particular, are advocates for shareholder interests.


Investment manager   An investment manager is a company responsible for
selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers   Portfolio managers are employed by the investment manager
to make investment decisions for individual portfolios on a day-to-day basis.


Custodian   Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor   Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.


Service agent   Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers   Financial advisers provide advice to their
clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.


Shareholders   Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge;

o If you invest $50,000 or more, your front-end sales charge will be reduced;

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information;

o Absent 12b-1 fee waivers, Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares; and

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below;

Class A Sales Charges

------------------------------ ------------------- ---------------------- -------------------------------
     Amount of purchase           Sales charge         Sales charge            Dealer's commission as
                                      as %            as % of amount                      %
                               of offering price         invested                 Of offering price
---------------------------------------------------------------------------------------------------------
       Less than $50,000              5.75%                0.00%                       5.00%
---------------------------------------------------------------------------------------------------------
          $50,000 but                 4.75%                0.00%                       4.00%
        Under $100,000
---------------------------------------------------------------------------------------------------------
         $100,000 but                 3.75%                0.00%                       3.00%
        Under $250,000
---------------------------------------------------------------------------------------------------------
         $250,000 but                 2.50%                0.00%                       2.00%
        Under $500,000
---------------------------------------------------------------------------------------------------------
         $500,000 but                 2.00%                0.00%                       1.60%
       Under $1 million
---------------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year.


  --------------------------- ------------------- ---------------------- -------------------------------

        Amount of                 Sales charge        Sales charge as         Dealer's commission as
        purchase                as % of offering        % of amount                      %
                                     price                invested               of offering price
  --------------------------- ------------------- ---------------------- -------------------------------
     $1,000,000 up to $5             none                 none                      1.00%
           million
  --------------------------- ------------------- --------------------- -------------------------------
       Next $20 million              none                 none                      0.50%
      up to $25 million
  --------------------------- ------------------- --------------------- -------------------------------
   Amount over $25 million           none                 none                      0.25%
  --------------------------- ------------------- --------------------- -------------------------------

Class B
o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them;

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter;

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information;

o For approximately eight years after you buy your Class B shares, absent 12b-1 fee waivers, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts;

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares;

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%, which is currently being waived. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply; and


o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them;

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information;

o Absent 12b-1 fee waivers, Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts;

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares;

o Unlike Class B shares, Class C shares do not automatically convert into another class; and


o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

  About your account
  continued

  How to reduce your sales charge
  We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.


---------------------------- --------------------------------------- -----------------------------------------------------------
          Program            How it works                                                          Share class
                                                                           A                    B                C
---------------------------- --------------------------------------- --------------- -------------------------------------------
  Letter of Intent             Through a Letter of Intent you              X         Although the Letter of Intent and Rights
                               agree to invest a certain amount                      of Accumulation do not apply to the
                               in Delaware Investment Funds                          purchase of Class B and C shares, you can
                               (except money market funds with                       combine your purchase of Class A shares
                               no sales charge) over a 13-month                      with your purchase of B and C shares to
                               period to qualify for reduced                         fulfill your Letter of Intent or qualify
                               front-end sales charges.                              for Rights of Accumulation.


---------------------------- --------------------------------------- --------------- -------------------------------------------
  Rights of Accumulation       You can combine your holdings or            X
                               purchases of all funds in the Delaware
                               Investments family (except money market
                               funds with no sales charge) as well as the
                               holdings and purchases of your spouse and
                               children under 21 to qualify for reduced
                               front-end sales charges.
---------------------------- --------------------------------------- --------------- -------------------------- ----------------
  Reinvestment of              Up to 12 months after you redeem      For Class         For Class B, your          Not
  redeemed shares              shares, you can reinvest the          A, you will       account will be            available.
                               proceeds with no additional sales     not have to       credited with the
                               charge.                               pay an            contingent deferred
                                                                     additional        sales charge you
                                                                     front-end         previously paid on
                                                                     sales             the amount you are
                                                                     charge.           reinvesting. Your
                                                                                       schedule for
                                                                                       contingent deferred
                                                                                       sales charges and
                                                                                       conversion to Class
                                                                                       A will not start
                                                                                       over again; it will
                                                                                       pick up from the
                                                                                       point at which you
                                                                                       redeemed your shares.
---------------------------- --------------------------------------- --------------- -------------------------------------------
  SIMPLE IRA, SEP IRA,         These investment plans may                  X         There is no reduction in sales charges
  SARSEP, Prototype            qualify for reduced sales charges                     for Class B or Class C shares for group
  Profit Sharing,              by combining the purchases of all                     purchases for retirement plans.
  Pension, 401(k),             members of the group. Members of
  SIMPLE 401(k),               these groups may also qualify to
  403(b)(7), and 457           purchase shares without a
  Retirement Plans             front-end sales charge and a
                               waiver of any contingent deferred
                               sales charges.

---------------------------- --------------------------------------- --------------- -------------------------------------------

                                                                              16

How to buy shares


Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.


By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.


Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service. For more information about how to sign up for this service, call our Shareholder Service Center at 800.523.1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the Board of Trustees.

Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares


Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.


By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.



By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.


By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.


Through automated shareholder services

You can redeem shares through Delaphone. For more information about how to sign up for this service, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.


Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan

The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.


Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as social security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year. Distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

Other investment policies and risk considerations

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays, or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations), reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Fund has an outstanding borrowing.

Convertible, debt and non-traditional equity securities
The Fund may invest in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are typically senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities typically provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Depositary receipts
The Fund may make foreign investments through the purchase and sale of sponsored or unsponsored American, European and Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts with respect to the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt. Investments in Depositary Receipts involve risks similar to those accompanying direct investments in foreign securities.

Foreign securities
The Fund may invest up to 20% of its total assets in foreign securities (which include American, European and Global Depositary Receipts). Foreign markets may be more volatile than U.S. markets. Such investments involve sovereign risk in addition to the normal risks associated with securities of U.S. issuers. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investments may fluctuate in value due to changes in currency rates (i.e., other things being equal, the value of foreign investments would increase with a fall in the value of the dollar, and decrease with a rise in the value of the dollar) and control regulations apart from market fluctuations. The Fund may also experience delays in foreign securities settlement.

Futures contracts
A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities, foreign currency or other financial instrument underlying the contract are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out.

The Fund may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments denominated in foreign currencies from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

The Fund may also purchase and write options on the types of futures contracts in which the Fund may invest, and enter into related closing transactions. Options on futures are similar to options on securities, as described below, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than to actually purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. In the event that an option written by the Fund is exercised, the Fund will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. Likewise, a position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The Fund may realize a profit or a loss when closing out a futures contract or an option on a futures contract.

To the extent that interest or exchange rates or securities prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Fund from closing out its positions relating to futures. See Part B for a further discussion of this investment technique.

High yield securities

The Fund will invest in convertible fixed-income securities for their equity characteristics and without respect to investment ratings. As a result, the Fund may hold convertible fixed-income securities which are rated below investment grade (i.e., rated below BBB by S&P or Baa by Moody's). See Appendix A of the Statement of Additional Information for a description of ratings. Below investment grade fixed-income securities are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk.

In the past, in the opinion of the manager, the high yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The manager intends to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Fund, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn.

Medium and low-grade bonds held by the Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

The economy and interest rates may affect these high yield, high risk securities differently than other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.

Investment company securities
Any investments that the Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Fund may not

   o own more than 3% of the voting stock of another investment company

   o invest more than 5% of the Fund's total assets in the shares of any one investment company nor

   o invest more than 10% of the Fund's total assets in shares of other investment companies.

     If the Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund's investments in unregistered investment companies. Among investment companies in which the Fund may invest subject to the above limitations are certain exchange traded investment companies which replicate U.S. or foreign stock indices, such as SPDRs or WWEBs.

Options
The Fund may write covered call options on individual issues as well as write call options on stock indices. The Fund may also purchase put options on individual issues and on stock indices. The manager will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and the Fund's portfolio as well as the price movement of individual securities. The manager may also write covered call options to achieve income to offset the cost of purchasing put options.

Call options
Writing covered call options - A covered call option obligates the Fund to sell one of its securities for an agreed price up to an agreed date. When the Fund writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually, not more than nine months) at a fixed price regardless of market price changes during the call period. Because the Fund must possess a sufficient amount of the security to meet any potential call while the option is outstanding, the call option is considered to be "covered." The advantage is that the Fund receives premium income for the limited purpose of offsetting the costs of purchasing put options or offsetting any capital loss or decline in the market value of the security. However, if the manager's forecast is wrong, the Fund may not fully participate in the market appreciation if the security's price rises.

Writing a call option on stock indices - Writing a call option on stock indices is similar to the writing of a call option on an individual stock. Stock indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P Over-The-Counter ("OTC") 250. While the option is outstanding, the Fund must segregate cash and/or securities sufficient to meet the call.

Purchasing a call option - When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

Put options
Purchasing a put option - A put option gives the Fund the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Fund can be protected should the market value of the security decline. However, the Fund must pay a premium for this right which would be lost if the option is not exercised.

Purchasing a put option on stock indices - Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P OTC 250.

Writing a put option - A put option obligates the writer, in return for the premium received, to buy the security underlying the option at the exercise price during the option period, and the purchaser of the option has the right to sell the security to the writer. The Fund will only write put options on a secured basis which means that the Fund will maintain, in a segregated account with its Custodian Bank, cash, U.S. government securities or other assets in an amount not less than the exercise price of the option at all times during the option period. The advantage is that the writer receives premium income while the purchaser can be protected should the market value of the security decline.

Closing transactions - Closing transactions essentially let the Fund offset a put option or covered call option prior to its exercise or expiration. If the Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

Repurchase agreements

In order to invest its short-term cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by its manager, under guidelines approved by the Board of Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 15% of the Fund's assets may be invested in illiquid assets, of which no more than 10% may be invested in repurchase agreements of over seven days' maturity. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which its manager under guidelines of the Board of Trustees determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.


Restricted/illiquid securities
The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 ("1933 Act"). Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Fund.

The Fund may invest no more than 15% of the value of its net assets in illiquid securities. Illiquid securities, for purposes of this policy, include repurchase agreements maturing in more than seven days.


While maintaining oversight, the Board of Trustees has delegated to the Fund's manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. The Board has instructed the Fund's manager to consider the following factors in determining the liquidity of a Rule 144A Security:


   o the frequency of trades and trading volume for the security
   o whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers
   o whether at least two dealers are making a market in the security
   o the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

If the manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the 15% limit on investment in such securities, the manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Securities lending activities
The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.


The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the investment adviser, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the management for the Fund.


Short sales
The Fund may make short sales in an attempt to protect against market declines. Typically, short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund may borrow the security sold short in order to make delivery on the sale. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for redelivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by redelivery of the security, any gain or loss on the transaction is taxable as capital gain or loss. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

While the short position is open and until the Fund replaces a borrowed security in connection with a short sale, the Fund will be required to maintain daily a segregated account, containing cash or securities, marked to market daily, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short, and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

The Fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security; conversely, the Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale.

In addition to the short sales discussed above, the Fund also may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security which the Fund owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. Because the Fund already owns the security, it is not required to segregate cash and/or securities, although it is required to segregate the security in the amount sold short against the box.


The ability of the Fund to effect short sales may be limited because of certain requirements the Fund must satisfy to maintain its status as a regulated investment company. See "Accounting and Tax Issues - Other Tax Requirements" in the Statement of Additional Information.

Short-term investments
The short-term investments in which the Fund will invest are:

            o Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Fund, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the Fund's total assets. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

              The Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

            o Commercial paper with the highest quality rating by a
              nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by the Fund's investment adviser;

            o Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by the Fund's investment adviser

            o U.S. government securities

            o Repurchase agreements collateralized by securities listed below.


See Appendix A of the Statement of Additional Information for a description of applicable ratings.

When-issued and delayed delivery securities
The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the its total assets less liabilities other than the obligations created by these commitments.

Certain management considerations

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The portfolio managers and investment professionals of the Fund consider Year 2000 compliance (including, but not limited to, any or all of the following: impact on business, cost of compliance plan review and contingency planning, and vendor compliance) in the securities selection and investment process. However, there can be no guarantees that, even with their due diligence efforts, they will be able to predict the affect of Year 2000 on any company or the performance of its securities.


Investments by Fund of Funds
The Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Fund and Foundation Funds as a result of these transactions.

Financial highlights


The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-523-1918. Financial highlights are not provided for Class B and C shares because these classes have not commenced operations.

                                                                            --------------------------------------------------
                                                                                            Class A
--------------------------------------------------------------------------- ------------------------ -------------------------
                                                                                                              Period
                                                                                                            9/15/98(1)
                                                                                  Year Ended                 Through
 Delaware Diversified Value Fund(1)                                                11/30/99                  11/30/98
--------------------------------------------------------------------------- ------------------------ -------------------------
 Net asset value, beginning of period                                               $0.000

 Income from investment operations:
 Net investment income                                                               0.000
 Net realized and unrealized gain on investments                                     0.000
                                                                                     -----
 Total from investment operations                                                    0.000
                                                                                     -----

 Less dividends and distributions:
 Dividends from net investment income                                                0.000
 Distributions from net realized gain on investments                                 0.000
                                                                                     -----
 Total dividends and distributions                                                   0.000
                                                                                     -----

 Net asset value, end of period                                                     $0.000
                                                                                    ======

 Total Return (2)                                                                   00.00%

 Ratios and supplemental data:
 Net assets, end of period (000 omitted)                                            $0,000
 Ratio of expenses to average net assets                                             0.00%
 Ratio of expenses to average net assets prior to expense limitation                 0.00%
 Ratio of net investment income to average daily net assets                          0.00%
 Ratio of net investment income to average daily net assets prior to expense limitation
                                                                                     0.00%
--------------------------------------------------------------------------- ------------------------ -------------------------
 Portfolio turnover                                                                   00%
--------------------------------------------------------------------------- ------------------------ -------------------------

(1) Data for the period 9/15/98 through 11/30/98 has been excluded as management does not believe it to be meaningful.
(2) Total return reflects voluntary fee waivers and payments by the manager.

How to read the financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's securities; its expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Realized gains
Profits realized from the sale of securities.

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the percentage increase or decrease in the value of a share of a fund during specific periods, in this case, annual periods. In calculating this figure for the financial highlights table, we include fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of total investment that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

[begin glossary]

Glossary

How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.


Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.


Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities

With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.


Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.


NASD Regulation, Inc. (NASD)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

Nationally recognized statistical rating organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Duff & Phelps, Inc.
(Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.


Price/earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Composite Stock Index
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Diversified Value Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.


Web site

www.delawareinvestments.com



E-mail
service@delinvest.com


Shareholder Service Center


800.523.1918


Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

oFor fund information; literature; price, yield and performance figures.

oFor information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service


800.362.FUND (800.362.3863)


oFor convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Registrant's Investment Company Act file number: 811-750


---------------------------------------------------------- -----------------------------------------

Fund Name                                                  CUSIP number
---------------------------------------------------------- -----------------------------------------
Delaware Diversified Value Fund A Class                    24610C881

---------------------------------------------------------- -----------------------------------------

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London


P-002 [--] PP 1/00

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London


                         Delaware Diversified Value Fund

                               Institutional Class


                                   Prospectus

                                January 31, 2000

                                Total Return Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of Contents

Fund profile                                                            page

Delaware Diversified Value Fund

How we manage the Fund                                                  page
Our investment strategy
The risks of investing in the Fund

Who manages the Fund                                                    page

Investment manager
Portfolio managers

Fund administration (Who's who)

About your account                                                      page
Investing in the Fund
      How to buy shares
      How to redeem shares
      Account minimum
      Exchanges

Dividends, distributions and taxes

Other investment policies and
risk considerations                                                     page

Certain management considerations                                       page

Financial highlights                                                    page

Glossary                                                                page

Profile: Delaware Diversified Value Fund

What are the Fund's goals?

Delaware Diversified Value Fund seeks capital appreciation with current income as a secondary objective. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in dividend-paying stocks and income producing securities that are convertible into common stocks. Typically the stocks selected for the portfolio will have one or more of the following characteristics based on a comparison to the S&P 500 Composite Stock Index: lower price to earnings ratio, lower price to cash flow ratio, a lower price to book ratio or favorable trends in earnings estimates.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected by declines in stock prices, which can be caused by a drop in the stock market or poor performance from particular industries or companies. For a more complete discussion of risk, please turn to pages _ and __.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund
     o Investors with long-term financial goals.
     o Investors looking for growth potential.
     o Investors looking for a core investment to act as a foundation for their equity portfolio.

Who should not invest in the Fund
     o Investors with short-term financial goals.
     o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
     o Investors whose primary goal is income.

How has Delaware Diversified Value Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show the returns for the Fund's Institutional Class shares for the past calendar year, as well as the average annual returns of these shares for the past year and since inception. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[bar chart]

Total return (Institutional Class)

-------------------------------------
1998                1999
-------------------------------------

-------------------------------------
16.00%              0.00%
------------------- -----------------

As of December 31, 1999, the Institutional Class had a year-to-date return of 00.00%. During the periods illustrated in this bar chart, the Institutional Class' highest return was 00.00% for the quarter ended ______________ and its lowest return was 00.00% for the quarter ended ______________________.

How has Delaware Diversified Value Fund performed? (continued)

                              Average annual returns for periods ending 12/31/99

--------------------------------------------------------------------------------
                           Institutional Class             S&P 500 Composite
                            Inception 9/15/98              Stock Price Index
--------------------------------------------------------------------------------

          1 year                   0.00%                        0.00%
--------------------------------------------------------------------------------
 Since inception                   0.00%                        0.00%
--------------------------------------------------------------------------------

The table above shows the Fund's average annual returns compared to the performance of the S&P 500. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

What are the Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

-----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as         none
a percentage of offering price
-----------------------------------------------------------------
Maximum contingent deferred sales charge                    none
(load) as a none percentage of original purchase
price or redemption price, whichever is lower
-----------------------------------------------------------------
Maximum sales charge (load) imposed on                      none
reinvested dividends
-----------------------------------------------------------------
Redemption fees                                             none
-----------------------------------------------------------------
Exchange Fees(1)                                            none
-----------------------------------------------------------------
Annual fund operating expenses are deducted from the Fund's assets.

------------------------------------------------------------------
Management fees                                             0.00%
------------------------------------------------------ -----------
Distribution and service (12-1) fees                         none
------------------------------------------------------------------
Other expenses                                              0.00%
------------------------------------------------------------------
Total operating expenses(2)                                 0.00%
------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------------------
1 year                 $000
----------------------------
3 years                $000
----------------------------
5 years                $000
----------------------------
10 years             $0,000
----------------------------

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The investment manager has agreed to waive fees and pay expenses through ____________ in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 0.75% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, this example does not reflect the voluntary expense cap described in footnote 2.

------------------------------------------------------------------------------------------------------------
                    Fund operating expenses including voluntary expense caps in effect until May 31, 2000
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
CLASS                                              A                   B                   C
------------------------------------------------------------------------------------------------------------
Management fees                                  0.00%               0.00%                0.00%
------------------------------------------------------------------------------------------------------------
Other expenses                                   0.75%               0.75%                0.75%
------------------------------------------------------------------------------------------------------------
Total operating expenses                         0.75%               0.75%                0.75%
------------------------------------------------------------------------------------------------------------

How we manage the Fund


Delaware Diversified Value Fund's investment objective--to achieve capital appreciation with current income as a secondary objective-is non-fundamental. This means that the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective. Although the Fund will constantly strive to attain its objective, there can be no assurance that it will be attained. For a description of the Fund's other investment policies, see "Other Investment Policies and Risk Considerations." The Statement of Additional Information contains other investment restrictions.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.


Our investment strategy
We rank a broad universe of stocks using both value characteristics (low price-to-earnings ratio, low price to book ratio, low price to cashflow ratio) and growth characteristics (favorable trends in earnings estimates). Based on the ranking, we then do fundamental research on the most attractive companies. A combination of these two analyses is used to select stocks for the portfolios. We rely more heavily on the initial quantitative ranking in our final selection.

The investment objective of Delaware Diversified Value Fund is to achieve capital appreciation with current income as a secondary objective. The Fund seeks to achieve this objective by investing primarily in dividend paying stocks and income producing securities that are convertible into common stocks. The Fund will generally invest in companies currently having a market capitalization of at least $1 billion. The manager seeks companies that have one or more of the following characteristics in relation to the market as represented by the S&P 500 Index: a lower price-to-earnings ratio; a lower price-to-cash flow ratio; a lower price-to-book ratio; or favorable trends in earnings estimates.

The manager ranks a broad universe of stocks using quantitative models that assess each company on a variety of value and growth characteristics such as those mentioned above. Generally speaking, a value orientation focuses on stocks that the manager believes are undervalued in price and will eventually be recognized by the market. A growth oriented strategy, on the other hand, typically concentrates on stocks with earnings that the manager believes will grow faster than the overall market. A composite ranking is generated which seeks to identify companies with favorable valuations and/or improving fundamentals. The manager will then perform qualitative assessments of these companies in selecting securities that the manager believes will best help the Fund achieve its objectives. In selecting portfolio securities, the manger will structure a portfolio that is weighted towards those securities that are more highly ranked by the quantitative models.

While it is anticipated that the Fund will invest principally in common stock and securities that are convertible into common stock, the Fund may invest in all available types of equity securities, including without limitation, preferred stock and warrants. Investments in equity securities other than common stock or securities that are convertible into common stock will be made when such securities are more attractively priced relative to the underlying common stock. Such investments may be made in any proportion deemed prudent under existing market and economic conditions. Convertible securities include preferred stock and debentures that pay a stated interest rate or dividend and are convertible into common stock at an established ratio. These securities, which are usually priced at a premium to their conversion value, may allow the Fund to receive current income while participating to some extent in any appreciation in the underlying common stock. The value of a convertible security tends to be affected by changes in interest rates as well as factors affecting the market value of the underlying common stock. See "Other Investment Policies and Risk Considerations."

The Fund will invest in convertible fixed-income securities for their equity characteristics and without respect to investment ratings. As a result, the Fund may hold convertible fixed-income securities that are rated below investment grade (i.e., rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investors Service, Inc.). Although such securities entail higher risks, they are typically less risky than similarly rated non-convertible fixed-income securities by virtue of the convertibility feature. See "High-Yield Securities under Other Investment Policies and Risk Considerations."

Up to 20% of the Fund's total assets may be invested directly or indirectly in foreign securities, including investments in American, European and Global Depositary Receipts. See "Foreign Investment Information under Other Investment Policies and Risk Considerations."

The Fund may enter into futures contracts on stocks, stock indices and foreign currencies, and purchase or sell options on such futures contracts. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market the Fund's positions in cash, short-term debt securities and other money market instruments, at times when the Fund's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Fund. See "Futures Contracts and Options under Other Investment Policies and Risk Considerations."

The Fund may hold cash or invest in short-term debt securities and other money market instruments when, in the manager's opinion, such holdings are prudent given then prevailing market conditions. The Fund may also invest in such instruments pending investment by the Fund of proceeds from the sale of portfolio securities or proceeds from new sales of Fund shares pending investment in other types of securities for the Fund or to maintain sufficient liquidity to meet redemptions. All such short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if unrated, judged to be of comparable quality as determined by the manager. See "Short-Term Investments under Other Investment Policies and Risk Considerations."


The Fund will constantly strive to achieve its objectives and, in investing to do so, may hold securities for any period of time. To the extent the Fund engages in short-term trading in attempting to achieve its objectives, it may increase the turnover rate and incur larger brokerage commissions and other expenses than might otherwise be the case.


The Fund may also engage in short sales. See "Short Sales under Other Investment Policies and Risk Considerations."

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider an investment to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware Diversified Value Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

----------------------------------------------------------------------------------------------------------------------------
                      Risks                                              How we strive to manage them
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Diversified Value Fund

----------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of      We maintain a long-term investment approach and focus on stocks we
the securities in a certain market -- like the         believe can appreciate over an extended time frame regardless of
stock or bond market -- will decline in value          interim market fluctuations. We do not try to predict overall stock
because of factors such as economic conditions,        market movements and generally do not trade for short-term purposes.
future expectations or investor confidence.
                                                       We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.

----------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the        We limit the amount of the Fund's assets invested in any one industry
value of securities in a particular industry or        and in any individual security. We also follow a rigorous selection
the value of an individual stock or bond will          process designed to identify under-valued securities before choosing
decline because of changing expectations for the       securities for the portfolio.
performance of that industry or for the individual
company issuing the stock or bond.

----------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities      We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that the Fund has valued
them.
--------------------------------------------------- ------------------------------------------------------------------------

Who manages the Fund

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid __________, which includes a reduction due to expense limitations.

Portfolio managers

J. Paul Dokas, Vice President/Portfolio Manager, has had primary responsibility for making day-to-day investment decisions for the Fund since its inception. Mr. Dokas holds a BBA in Business from Loyola College and an MBA in Business from the University of Maryland. Prior to joining Delaware Investments in 1997, he was a Director of Trust Investments for Bell Atlantic Corporation in Philadelphia. Mr. Dokas is a Chartered Financial Analyst. In researching securities and making investment decisions for the Fund, Mr. Dokas consults with Richard G. Unruh.

Richard G. Unruh, Executive Vice President/Chief Investment Officer, Equity, joined Delaware Investments in 1982 after 19 years of investment experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an Executive Vice President of the Funds in 1994. He is also a member of the Board of Trustees of the manager and was named Executive Vice President of the Manager in 1994.

Who's who?
This shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.




                                                            Board of Trustees
Investment Manager                                            The Funds                 Custodian
Delaware Management Company                                                     The Chase Manhattan Bank
One Commerce Square                                                             4 Chase Metrotech Center
Philadelphia, PA 19103                                                          Brooklyn, NY 11245


Portfolio managers                  Distributor                           Service agent
(see page __ for details)           Delaware Distributors, L.P.           Delaware Service Company, Inc.
                                    1818 Market Street                    1818 Market Street
                                    Philadelphia, PA 19103                Philadelphia, PA 19103

                                  Shareholders

Board of Trustees   A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund Trustees, in particular, are advocates for shareholder interests.

Investment manager   An investment manager is a company responsible for
selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers   Portfolio managers are employed by the investment manager
to make investment decisions for individual portfolios on a day-to-day basis.

Custodian   Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor   Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Service agent   Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders   Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Fund
         Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

How to buy shares

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


By wire

Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the Board of Trustees.

How to redeem shares



By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. We will send you a check, normally the next business day, but no later than seven days after we receive your request. You may have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from this Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year. Distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

Other investment policies and risk considerations

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not borrow money in excess of one-third of the value of its net assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays, or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations), reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not be purchased while the Fund has an outstanding borrowing.

Convertible, debt and non-traditional equity securities
The Fund may invest in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are typically senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities typically provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Depositary receipts
The Fund may make foreign investments through the purchase and sale of sponsored or unsponsored American, European and Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts with respect to the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt. Investments in Depositary Receipts involve risks similar to those accompanying direct investments in foreign securities.

Foreign securities
The Fund may invest up to 20% of its total assets in foreign securities (which include American, European and Global Depositary Receipts). Foreign markets may be more volatile than U.S. markets. Such investments involve sovereign risk in addition to the normal risks associated with securities of U.S. issuers. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investments may fluctuate in value due to changes in currency rates (i.e., other things being equal, the value of foreign investments would increase with a fall in the value of the dollar, and decrease with a rise in the value of the dollar) and control regulations apart from market fluctuations. The Fund may also experience delays in foreign securities settlement.

Futures contracts
A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities, foreign currency or other financial instrument underlying the contract are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out.

The Fund may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments denominated in foreign currencies from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

The Fund may also purchase and write options on the types of futures contracts in which the Fund may invest, and enter into related closing transactions. Options on futures are similar to options on securities, as described below, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than to actually purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. In the event that an option written by the Fund is exercised, the Fund will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. Likewise, a position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The Fund may realize a profit or a loss when closing out a futures contract or an option on a futures contract.

To the extent that interest or exchange rates or securities prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Fund from closing out its positions relating to futures. See Part B for a further discussion of this investment technique.

High yield securities
The Fund will invest in convertible fixed-income securities for their equity characteristics and without respect to investment ratings. As a result, the Fund may hold convertible fixed-income securities which are rated below investment grade (i.e., rated below BBB by S&P or Baa by Moody's). See Appendix A of the Statement of Additional Information for a description of ratings. Below investment grade fixed-income securities are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk.

In the past, in the opinion of the manager, the high yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The manager intends to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Fund, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn.

Medium and low-grade bonds held by the Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

The economy and interest rates may affect these high yield, high risk securities differently than other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.

Investment company securities
Any investments that the Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Fund may not

     o own more than 3% of the voting stock of another investment company

     o invest more than 5% of the Fund's total assets in the shares of any one investment company nor

     o invest more than 10% of the Fund's total assets in shares of other investment companies.

     If the Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund's investments in unregistered investment companies. Among investment companies in which the Fund may invest subject to the above limitations are certain exchange traded investment companies which replicate U.S. or foreign stock indices, such as SPDRs or WWEBs.

Options
The Fund may write covered call options on individual issues as well as write call options on stock indices. The Fund may also purchase put options on individual issues and on stock indices. The manager will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and the Fund's portfolio as well as the price movement of individual securities. The manager may also write covered call options to achieve income to offset the cost of purchasing put options.

Call options
Writing covered call options - A covered call option obligates the Fund to sell one of its securities for an agreed price up to an agreed date. When the Fund writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually, not more than nine months) at a fixed price regardless of market price changes during the call period. Because the Fund must possess a sufficient amount of the security to meet any potential call while the option is outstanding, the call option is considered to be "covered." The advantage is that the Fund receives premium income for the limited purpose of offsetting the costs of purchasing put options or offsetting any capital loss or decline in the market value of the security. However, if the manager's forecast is wrong, the Fund may not fully participate in the market appreciation if the security's price rises.

Writing a call option on stock indices - Writing a call option on stock indices is similar to the writing of a call option on an individual stock. Stock indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P Over-The-Counter ("OTC") 250. While the option is outstanding, the Fund must segregate cash and/or securities sufficient to meet the call.

Purchasing a call option - When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

Put options
Purchasing a put option - A put option gives the Fund the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Fund can be protected should the market value of the security decline. However, the Fund must pay a premium for this right which would be lost if the option is not exercised.

Purchasing a put option on stock indices - Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P OTC 250.

Writing a put option - A put option obligates the writer, in return for the premium received, to buy the security underlying the option at the exercise price during the option period, and the purchaser of the option has the right to sell the security to the writer. The Fund will only write put options on a secured basis which means that the Fund will maintain, in a segregated account with its Custodian Bank, cash, U.S. government securities or other assets in an amount not less than the exercise price of the option at all times during the option period. The advantage is that the writer receives premium income while the purchaser can be protected should the market value of the security decline.

Closing transactions - Closing transactions essentially let the Fund offset a put option or covered call option prior to its exercise or expiration. If the Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

Repurchase agreements In order to invest its short-term cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by its manager, under guidelines approved by the Board of Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 15% of the Fund's assets may be invested in illiquid assets, of which no more than 10% may be invested in repurchase agreements of over seven days' maturity. The Fund will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which its manager under guidelines of the Board of Trustees determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

Restricted/illiquid securities
The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 ("1933 Act"). Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Fund.

The Fund may invest no more than 15% of the value of its net assets in illiquid securities. Illiquid securities, for purposes of this policy, include repurchase agreements maturing in more than seven days.

While maintaining oversight, the Board of Trustees has delegated to the Fund's manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. The Board has instructed the Fund's manager to consider the following factors in determining the liquidity of a Rule 144A Security:


     o the frequency of trades and trading volume for the security
     o whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers
     o whether at least two dealers are making a market in the security
     o the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

If the manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the 15% limit on investment in such securities, the manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Securities lending activities
The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the investment adviser, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the management for the Fund.

Short sales
The Fund may make short sales in an attempt to protect against market declines. Typically, short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund may borrow the security sold short in order to make delivery on the sale. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for redelivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by redelivery of the security, any gain or loss on the transaction is taxable as capital gain or loss. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

While the short position is open and until the Fund replaces a borrowed security in connection with a short sale, the Fund will be required to maintain daily a segregated account, containing cash or securities, marked to market daily, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short, and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

The Fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security; conversely, the Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale.

In addition to the short sales discussed above, the Fund also may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security which the Fund owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. Because the Fund already owns the security, it is not required to segregate cash and/or securities, although it is required to segregate the security in the amount sold short against the box.

The ability of the Fund to effect short sales may be limited because of certain requirements the Fund must satisfy to maintain its status as a regulated investment company. See Accounting and Tax Issues - Other Tax Requirements in the Statement of Additional Information.

Short-term investments
The short-term investments in which the Fund will invest are:

     o Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Fund, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the Fund's total assets. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

       The Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

     o Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by the Fund's investment adviser;

     o Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by the Fund's investment adviser

     o U.S. government securities

     o Repurchase agreements collateralized by securities listed below.

See Appendix A of the Statement of Additional Information for a description of applicable ratings.

When-issued and delayed delivery securities
The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the its total assets less liabilities other than the obligations created by these commitments.

Certain management considerations

Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The Year 2000 Problem may also adversely affect the issuers of securities in which the Fund invests. The portfolio managers and investment professionals of the Fund consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantees that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

Investments by Fund of Funds
The Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Fund and Foundation Funds as a result of these transactions.

Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

------------------------------------------------------------------------------------------------------------------------------
                                                                                          Institutional Class
  Delaware Diversified Value Fund
                                                                                                             Period
                                                                                                           9/15/98(1)
                                                                                  Year Ended                Through
                                                                                   11/30/99                 11/30/98
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                               $0.000                  $ 8.500

 Income from investment operations:
 Net investment income                                                               0.000                    0.026
 Net realized and unrealized gain on investments                                     0.000                    1.014
                                                                                    ------                  -------
 Total from investment operations                                                    0.000                    1.040
                                                                                    ------                  -------

 Less dividends and distributions:
 Dividends from net investment income                                                0.000                     none
 Distributions from net realized gain on investments                                 0.000                     none
                                                                                    ------                  -------
 Total dividends and distributions                                                   0.000                     none

 Net asset value, end of period                                                     $0.000                   $9.540
                                                                                    ======                  =======
 Total Return (2)                                                                   00.00%                   12.24%

 Ratios and supplemental data:
 Net assets, end of period (000 omitted)                                            $0,000                  $ 2,244
 Ratio of expenses to average net assets                                             0.00%                    0.75%
 Ratio of expenses to average net assets prior to expense limitation                 0.00%                    1.24%
 Ratio of net investment income to average daily net assets                          0.00%                    1.41%
 Ratio of net investment income to average daily net assets prior to
 expense limitation                                                                  0.00%                    0.92%
 Portfolio turnover                                                                    00%                      74%
------------------------------------------------------------------------------------------------------------------------------

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) Total return reflects voluntary fee waivers and payments by the manager.

How to read the financial highlights

Net investment income
Net investment income includes dividend and interest income earned from a fund's securities; its expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Realized gains
Profits realized from the sale of securities.

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the percentage increase or decrease in the value of a share of a fund during specific periods, in this case, annual periods. In calculating this figure for the financial highlights table, we include fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of a fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of total investment that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

[begin glossary]

Glossary

How to use this glossary

The glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization.

Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See Bond.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities

With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.


Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

NASD Regulation, Inc. (NASD)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

Nationally recognized statistical rating organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Duff & Phelps, Inc.
(Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Composite Stock Index
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SEC (Securities and Exchange Commission)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Delaware Diversified Value Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site
www.delawareinvstments.com


E-mail
service@delinvest.com


Client Services Representative

800.510.4015


Delaphone Service

800.362.FUND (800.362.3863)

For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.


--------------------------------------------------------------------------------
Fund Name                                                  CUSIP number
--------------------------------------------------------------------------------
Delaware Diversified Value Fund Institutional Class        24610C857
--------------------------------------------------------------------------------


                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London

Registrant's Investment Company Act file number: 811-750


P-__[--]PP 1/00

                       STATEMENT OF ADDITIONAL INFORMATION
                                January 31, 2000

                       Delaware Decatur Equity Income Fund
                         Delaware Growth and Income Fund
                             Delaware Blue Chip Fund
                         Delaware Social Awareness Fund
                         Delaware Diversified Value Fund

                               1818 Market Street

                             Philadelphia, PA 19103

                For more information about Institutional Classes:
                                  800-510-4015

       For Prospectus, Performance and Information on Existing Accounts of
               Class A Shares, Class B Shares and Class C Shares:
                             Nationwide 800-523-1918

                                Dealer Services:
                  (BROKER/DEALERS ONLY) Nationwide 800-362-7500

         Delaware Group Equity Funds II ("Equity Funds II") is a professionally-managed mutual fund of the series type which currently offers five series of shares: Delaware Decatur Equity Income Fund, Delaware Growth and Income Fund, Delaware Blue Chip Fund, Delaware Social Awareness Fund and Delaware Diversified Value Fund (individually, a "Fund", and collectively, the "Funds").

         Each Fund offers Class A Shares, Class B Shares, Class C Shares (Class A Shares, Class B Shares and Class C Shares together referred to as the "Fund Classes"), and Institutional Class shares ("Institutional Classes"). All references to "shares" in this Part B refer to all Classes of shares of Equity Funds II, except where noted.

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectus for the Fund Classes dated January 31, 2000 and the current Prospectus for the Institutional Classes dated January 31, 2000, as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus relating to the Fund Classes and a prospectus relating to the Institutional Classes may be obtained by writing or calling your investment dealer or by contacting each Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800-523-1918.

TABLE OF CONTENTS

Cover Page
Investment Restrictions and Policies
Accounting and Tax Issues
Performance Information
Trading Practices and Brokerage
Purchasing Shares
Investment Plans
Determining Offering Price and Net Asset Value
Redemption and Exchange
Dividends and Realized Securities Profits Distributions and Taxes
Investment Management Agreements
Officers and Trustees
General Information
Financial Statements
Appendix A--Description of Ratings
Appendix B--Investment Objectives of the Other Funds in the Delaware Investments Family

                                      -2-

INVESTMENT RESTRICTIONS AND POLICIES

Investment Restrictions

Fundamental Restrictions - Each Fund has adopted the following restrictions which cannot be changed without approval by the holders of a "majority" of a Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:

         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Non-fundamental Restrictions - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

         The following are additional non-fundamental investment restrictions:

Delaware Decatur Equity Income Fund shall not:

          1. Invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

          2. Acquire control of any company. (Equity Funds II's Certificate of Incorporation permits control of companies to protect investments already made, but its policy is not to acquire control.)

          3. Purchase or retain securities of a company which has an officer or trustee who is an officer or trustee of Equity Funds II, or an officer, trustee or partner of its investment manager if, to the knowledge of Equity Funds II, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

          4. Allow long or short positions on shares of the Fund to be taken by Equity Funds II's officers, trustees or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however.

          5. Purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Fund's assets.

          6. Invest more than 10% of the value of its total assets in illiquid assets.

          7. Invest in securities of other investment companies except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.

          8. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.)

          9. Sell short any security or property.

         10. Deal in commodities, except that the Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates and foreign currencies and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.

         11. Borrow, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of gross assets taken at cost or market, whichever is lower, and not to pledge more than 15% of gross assets taken at cost. Any borrowing will be done from a bank, and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the "1940 Act", except for notes to banks.

         12. Make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund and the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other transactions.

         13. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         14. The Fund may act as an underwriter of securities of other issuers, but its present policy is not to do so.

         In addition, notwithstanding restriction 8 above and although not a matter of fundamental policy, Equity Funds II has made a commitment that the Fund's investments in securities issued by real estate investment trusts will not exceed 10% of its total assets. In addition, the Fund may not concentrate investments in any particular industry, which means not investing more than 25% of its assets in any industry.

Delaware Growth and Income Fund shall not:

         1. Invest more than 5% of the market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities).

         2. Invest in securities of other investment companies except as part of a merger, consolidation or other acquisition.

         3. Make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         4. Purchase or sell real estate but this shall not prevent the Fund from investing in companies which own real estate or in securities secured by real estate or interests therein.

         5. Purchase more than 10% of the outstanding voting or nonvoting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         6. Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for the purposes of the "1933 Act".

          7. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          8. Deal in commodities, except that the Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates and foreign currencies and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.

          9. Purchase securities on margin, make short sales of securities or maintain a net short position.

         10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         11. Invest in warrants valued at the lower of cost or market exceeding 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

         12. Purchase or retain the securities of any issuer which has an officer, trustee or security holder who is a trustee or officer of Equity Funds II or of its investment manager if or so long as the trustees and officers of Equity Funds II and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

         13. Invest in interests in oil, gas or other mineral exploration or development programs.

         14. Invest more than 10% of the value of the Fund's net assets in repurchase agreements maturing in more than seven days and in other illiquid assets.

         15. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the 1940 Act except for notes to banks.


         The application of the investment policy of Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund will be dependent upon the judgment of Delaware Management Company (the "Manager"). In accordance with the judgment of the Manager, the proportions of a Fund's assets invested in particular industries will vary from time to time. The securities in which a Fund invests may or may not be listed on a national stock exchange, but if they are not so listed will generally have an established over-the-counter market. While management believes that the investment objective of Delaware Decatur Equity Income

Fund and Delaware Growth and Income Fund can be achieved by investing primarily in common stocks, each Fund may be invested in other securities including, but not limited to, convertible securities, preferred stocks, bonds, warrants and foreign securities. Delaware Decatur Equity Income Fund may invest up to 15% of its net assets in high yield, high risk securities. In periods during which the Manager feels that market conditions warrant a more defensive portfolio positioning, each Fund may also invest in various types of fixed-income obligations.

Delaware Blue Chip Fund will not:

          1. With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities and cash and cash items) or purchase more than 10% of the voting securities of any one company.

          2. Make any investment in real estate. This restriction does preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

          3. Sell short any security or property.

          4. Buy or sell commodities or commodity contracts except that the Fund may enter into futures contracts and options thereon.

          5. Borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the SEC with respect to open-end investment companies. Delaware Blue Chip Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

          6. Make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

          7. Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

          8. Invest more than 25% of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          9. Invest for the purpose of acquiring control of any company.

         10. Invest in securities of other investment companies, except the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the 1940 Act at the time of the investment.

         11. Purchase or retain the securities of any issuer which has an officer, trustee or security holder who is a trustee or officer of Equity Funds II or of the Manager or Sub-Adviser if or so long as the trustees and officers of Equity Funds II and of the Manager and Sub-Adviser together own beneficially more than 5% of any class of securities of such issuer.

         12. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         13. Purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities.

Delaware Social Awareness Fund will not:

         1. With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities and cash and cash items) or purchase more than 10% of the voting securities of any one company.

         2. Make any investment in real estate. This restriction does preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

         3. Sell short any security or property.

         4. Buy or sell commodities or commodity contracts except that the Fund may enter into futures contracts and options thereon.

         5. Borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the SEC with respect to open-end investment companies. Delaware Social Awareness Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         6. Make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

         7. Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

         8. Invest more than 25% of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         9. Invest for the purpose of acquiring control of any company.

         10. Invest in securities of other investment companies, except the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the 1940 Act at the time of the investment.

         11. Purchase or retain the securities of any issuer which has an officer, trustee or security holder who is a trustee or officer of Equity Funds II or of the Manager or Sub-Adviser if or so long as the trustees and officers of Equity Funds II and of the Manager or Sub-Adviser together own beneficially more than 5% of any class of securities of such issuer.

         12. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         13. Purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities.

         Securities will not normally be purchased by a Fund while it has an outstanding borrowing.

         Each Fund may engage in the following investment techniques:

Equity Securities
         Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Warrants
         Each Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Rule 144A Securities
         Each Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.

         Investing in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees and the Manager will continue to monitor the liquidity of that security to ensure that Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund each has no more than 10%, and Delaware Blue Chip Fund, Delaware Social Awareness Fund and Delaware Diversified Value Fund each has no more than 15%, of its net assets in illiquid securities.

         While maintaining oversight, the Board of Directors of Equity Funds II has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security;
(ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

                  If the Manager determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Repurchase Agreements
         In order to invest its cash reserves or when in a temporary defensive posture, a Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods. Not more than 10% of the assets of each Fund (except Delaware Diversified Value Fund) may be invested in repurchase agreements of over seven-days' maturity. Not more than 15% of Delaware Diversified Value Fund's assets may be invested in illiquid assets, including repurchase agreements of over seven days' maturity. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security. A Fund will limit its investments in repurchase agreements, to those which the Manager, under the guidelines of the Board of Trustees, determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing a Fund's yield under such agreements, which is monitored on a daily basis. Such collateral is held by the Custodian in book entry form. Such agreements may be considered loans under the 1940 Act, but the Funds consider repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of a default.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the funds in the Delaware Investments family jointly to invest cash balances. Each Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Portfolio Loan Transactions
         Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to a Fund involved from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund involved; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of Equity Funds II know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees , including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Options
         Each Fund may write call options on a covered basis only and purchase put options, and will not engage in option writing strategies for speculative purposes.

Covered Call Writing
         Each Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Fund's investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case a Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Fund of writing covered calls is that the Fund receives additional income, in the form of a premium, which may offset any capital loss or decline in market value of the security. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to both options on actual portfolio securities owned by a Fund and options on stock indices, a Fund may enter into closing purchase transactions. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         A Fund will write call options only on a covered basis, which means that Fund will own the underlying security subject to the call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         Purchasing Call Options

         Delaware Diversified Value Fund may purchase call options to enhance income or to hedge its portfolio securities. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         Delaware Diversified Value Fund may, following the purchase of a call option, liquidate its positions by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although Delaware Diversified Value Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

Purchasing Put Options
         Each Fund may invest in put options, provided that each of Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund may invest no more than 2% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option. A Fund may invest in put options to enhance income or hedge its portfolio securities.

         Each Fund may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Fund to protect an unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         A Fund may sell a put option purchased on individual portfolio securities or stock indices. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing Put Options

         A put option written by Delaware Diversified Value Fund obligates it to buy the security underlying the option at the exercise price during the option period and the purchaser of the option has the right to sell the security to the Fund. During the option period, the Fund, as writer of the put option, may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the Fund to make payment of the exercise price against delivery of the underlying security. The obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. Delaware Diversified Value Fund may write put options only if the Fund will maintain in a segregated account with its Custodian Bank, cash, U.S. government securities or other assets in an amount not less than the exercise price of the option at all times during the option period. The amount of cash, U.S. government securities or other assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Consistent with the limited purposes for which Delaware Diversified Value Fund intends to engage in the writing of put options, such put options will generally be written in circumstances where the investment adviser wishes to purchase the underlying security for the Fund at a price lower than the current market price of the security. In such event, Delaware Diversified Value Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, Delaware Diversified Value Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Options on Stock Indices
         A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500") or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 ("S&P 100"). Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Since a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use of options on stock indices will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability to effectively hedge its securities. A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

          A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.


Futures Contracts
         Each Fund may enter into futures contracts on stocks, stock indices, interest rates and foreign currencies, and purchase or sell options on such futures contracts. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market a Fund's positions in cash, short-term debt securities and other money market instruments, at times when such Fund's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Fund involved.

         A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contract are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased as a hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated, and the Fund's cash reserve could then be used to buy long-term bonds on the cash market.

         Each Fund may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments denominated in foreign currencies from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates. Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         Each Fund may also purchase and write options on the types of futures contracts in which the Fund may invest, and enter into related closing transactions. Options on futures are similar to options on securities, as described below, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than to actually purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. In the event that an option written by the Fund is exercised, the Fund will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. Likewise, a position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. A Fund may realize a profit or a loss when closing out a futures contract or an option on a futures contract.

         To the extent that interest or exchange rates or securities prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that a Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Fund from closing out its positions relating to futures.

Options
         Each Fund may write covered call options on individual issues. For the option to be considered to be covered, the Fund writing the option must own the common stock underlying the option or securities convertible into such common stock. In addition, each Fund may write call options on stock indices. Each Fund may also purchase put options on individual issues and on stock indices. The Manager will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and a Fund's portfolio as well as the price movement of individual securities. The Funds do not currently intend to write or purchase options on stock indices.

         While there is no limit on the amount of a Fund's assets which may be invested in covered call options, neither Fund will invest more than 2% of its net assets in put options. The Funds will only use Exchange-traded options.

Call Options
         Writing a Covered Call Option on Securities - A covered call option obligates a Fund to sell one of its securities for an agreed price up to an agreed date. When a Fund writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually, not more than nine months) at a fixed price regardless of market price changes during the call period. The advantage is that the Fund receives premium income for the limited purpose of offsetting the costs of purchasing put options or offsetting any capital loss or decline in the market value of the security. However, if the Manager's forecast is wrong, the Fund may not fully participate in the market appreciation if the security's price rises.

         Writing a Call Option on Stock Indices--Writing a call option on stock indices is similar to the writing of a call option on an individual stock. Stock indices used will include, but not be limited to, the S&P 500, the S&P 100 Index ("S&P 100") and the S&P Over-The-Counter ("OTC") 250.

Put Options
         Purchasing a Put Option--A put option gives a Fund the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Fund can be protected should the market value of the security decline. However, the Fund must pay a premium for this right which would be lost if the option is not exercised.

         Purchasing a Put Option on Stock Indices--Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P OTC 250.

         Closing Transactions--Closing transactions essentially let a Fund offset a put option or covered call option prior to its exercise or expiration. If the Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

Foreign and Emerging Market Securities
         Each Fund has the ability to invest up to 20% of its total assets in foreign securities (which, in the case of each Fund except Delaware Blue Chip Fund and Delaware Social Awareness Fund, include Depositary Receipts, as described below) securities in any foreign country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

         In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Consequently, financial data about foreign companies may not accurately reflect the real condition of those issuers and securities markets.

         Further, a Fund may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Each Fund may also invest in securities of issuers located in emerging market nations. Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Countries such as those in which a Fund may invest have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by a Fund. Payment of such interest equalization tax, if imposed, would reduce the Fund's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Fund by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Fund may make or enter into will be subject to the special currency rules described above.

Foreign Currency Transactions
         Although each Fund values its assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. A Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

         A Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

         When the Manager or Sub-Adviser, with respect to Delaware Blue Chip Fund and Delaware Social Awareness Fund, believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, a Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

         A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

         At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions. With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

         It is impossible to forecast the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

Depositary Receipts
         Each Fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, and "unsponsored" Depositary Receipts are issued without the participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt. Investments in Depositary Receipts involve risks similar to those accompanying direct investments in foreign securities.

Investment Company Securities

         Any investments that a Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Fund may not (1) own more than 3% of the voting stock of another investment company;
(2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. If the Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund's investments in unregistered investment companies. Among investment companies in which Delaware Diversified Value Fund may invest subject to the above limitations are certain exchange traded investment companies which replicate U.S. or foreign stock indices, such as SPDRs or WWEBs.

Fixed-Income Securities
         Fixed-income securities consists of bonds, notes debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed-income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed-income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

Money Market Instruments
         Each Fund may invest for defensive purposes in corporate government bonds and notes and money market instruments. Money market instruments in which the Funds may invest include U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.

Unseasoned Companies

         Delaware Blue Chip Fund, Delaware Social Awareness Fund and Delaware Diversified Value Fund may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which a Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

         In addition, as a matter of non-fundamental policy, Delaware Social Awareness Fund will adhere to a Social Criteria strategy:

         The Sub-Adviser will utilize the Social Investment Database published by KLD in determining whether a company is engaged in any activity precluded by the Fund's Social Criteria. The Social Investment Database reflects KLD's determination of the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit a concern or a major concern. Significance may be determined on the basis of percentage of revenue generated by, or the size of the operations attributable to, activities related to such Social Criteria, or other factors selected by KLD. The social screening undergoes continual refinement and modification.

         Pursuant to the Social Criteria presently in effect, the Fund will not knowingly invest in or hold securities of companies which engage in:

         1. Activities which result or are likely to result in damage to the natural environment;

         2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;

         3. The manufacture of, or contracting for, military weapons;

         4. The alcoholic beverage, tobacco or gambling industries; or

         5. Conducting animal testing for cosmetic or personal care products.

         Because of its Social Criteria, the Fund may not be able to take the same advantage of certain investment opportunities as do funds which do not have Social Criteria. Only securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by the Fund according to its objective and policies described in the Fund's Prospectus.

         The Fund will commence the orderly sale of securities of a company when it is determined by the Sub-Adviser that such company no longer adheres to the Social Criteria. The Fund will sell such securities in a manner so as to minimize any adverse affect on the Fund's assets. Typically, such sales will be made within 90 days from the date of the Sub-Adviser's determination, unless a sale within the 90-day period would produce a significant loss to the overall value of the Fund's assets.

Convertible Securities
         Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

         Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

         In general, investments in non-investment grade convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher rated fixed-income securities. Such lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which react more to fluctuations in the general level of interest rates. A Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower rated securities.

High Yield, High Risk Securities

         Delaware Decatur Equity Income Fund may invest up to 15% of its net assets in high yield, high risk fixed-income securities. These securities are rated lower than BBB by Standard & Poor's Ratings Group ("S&P"), Baa by Moody's Investors Service, Inc. ("Moody's") and/or rated similarly by another rating agency, or, if unrated, are considered by the Manager to be of equivalent quality. The Fund will not invest in securities which are rated lower than C by S&P, Ca by Moody's or similarly by another rating agency, or, if unrated, are considered by the Manager to be of a quality that is lower than such ratings. Delaware Diversified Value Fund will invest in convertible fixed-income securities for their equity characteristics and without respect to investment ratings. As a result, the Fund may hold convertible fixed-income securities which are rated below investment grade (i.e., rated below BBB by S&P or Baa by Moody's). See Appendix A - Ratings for more rating information. Fixed-income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk.

         In the past, in the opinion of the Manager, the high yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Manager intends to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Fund, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn.

         Medium and low-grade bonds held by the Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

         The economy and interest rates may affect these high yield, high risk securities differently than other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.

When-Issued and Delayed Delivery Securities
         Delaware Blue Chip Fund, Delaware Social Awareness Fund and Delaware Diversified Value Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. Each Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment and no interest accrues to such Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the its total assets less liabilities other than the obligations created by these commitments.

Short Sales
         Delaware Diversified Value Fund may make short sales in an attempt to protect against market declines.

Typically, short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund may borrow the security sold short in order to make delivery on the sale. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for redelivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by redelivery of the security, any gain or loss on the transaction is taxable as capital gain or loss. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         While the short position is open and until the Fund replaces a borrowed security in connection with a short sale, the Fund will be required to maintain daily a segregated account, containing cash or securities, marked to market daily, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short, and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

         The Fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security; conversely, the Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale.

         In addition to the short sales discussed above, the Fund also may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security which the Fund owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. Because the Fund already owns the security, it is not required to segregate cash and/or securities, although it is required to segregate the security in the amount sold short against the box.

         The ability of the Fund to effect short sales may be limited because of certain requirements the Fund must satisfy to maintain its status as a regulated investment company. See Accounting and Tax Issues - Other Tax Requirements.

Concentration
         In applying Delaware Diversified Value Fund's policy on concentration:
(i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

ACCOUNTING AND TAX ISSUES

         When a Fund writes a call option, an amount equal to the premium received by it is included in the section of the Fund's assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund reports a realized gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         Other Tax Requirements--Each Fund has qualified, and intend to continue to qualify, and Delaware Diversified Value Fund intends to qualify, as regulated investment companies under Subchapter M of the Code. As such, a Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

         (i) Each Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

         (ii) Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) Each Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years, and

         (iv) Each Fund must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Fund for less than three months ("short-short income"). The Taxpayer Relief Act of 1997, as amended, (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Fund as a regulated investment company.

         The Code requires the Funds to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending November 30 (in addition to amounts from the prior year that were neither distributed nor taxed to a Fund) to you by December 31 of each year in order to avoid federal excise taxes. The Funds intend as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains or when the offsetting position is sold.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities--The Funds are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Fund:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Fund.

         If a Fund's Section 988 losses exceed a Fund's other investment company taxable income during a taxable year, a Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require a Fund to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under a Fund's current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, a Fund will be required to record at fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of a Fund's foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Funds may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Fund at the end of its fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by a Fund. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by a Fund); and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by a Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by a Fund). If a Fund elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If a Fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by a Fund. In this case, these taxes will be taken as a deduction by a Fund, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Fund. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from a Fund to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by a Fund. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040.

         Investment in Passive Foreign Investment Company Securities--The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by a Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by a Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by a Fund, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce a Fund's income available for distribution to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.


PERFORMANCE INFORMATION

         From time to time, each Fund may state its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year, or life-of-fund, periods, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC, or other CDSC, applicable only to certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectuses for the Fund Classes for a description of the Limited CDSC, or other CDSC, and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                        n
                                 P (1 + T) = ERV

         Where:      P  =  a hypothetical initial purchase order of $1,000 from which, in the case of Class A Shares only, the maximum front-end sales charge is deducted;

                     T  =  average annual total return;

                     n  =  number of years; and

                   ERV  =  redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         Total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will reflect, as applicable, the maximum sales charge, or CDSC, paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The performance of Class A Shares, Class B Shares, Class C Shares and the Institutional Class of Delaware Decatur Equity Income Fund, Delaware Growth and Income Fund, Delaware Blue Chip Fund and Delaware Social Awareness Fund and the Class A Shares and Institutional Class of Delaware Diversified Value Fund, as shown below, is the average annual total return quotations through November 30, 1999, computed as described above.

         The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. Pursuant to applicable regulation, total return shown for the Institutional Classes of Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund for the periods prior to the commencement of operations of such Classes is calculated by taking the performance of the respective Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods for Delaware Growth and Income Fund Institutional Class, no adjustment has been made to eliminate the impact of 12b-1 payments by Delaware Growth and Income Fund A Class, and performance for Delaware Growth and Income Fund Institutional Class would have been affected had such an adjustment been made.

          The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at November 30, 1999. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at November 30, 1999 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                           Average Annual Total Return

                       Delaware Decatur Equity Income Fund

---------------------------------------------------------------------------------------------------------------------------


                      Class A                                     Class B        Class B        Class C         Class C
                    (At Offer)      Class A     Institutional    (Including    (Excluding      (Including     (Excluding
                      (1)(2)     (At NAV) (2)       Class         CDSC)(3)        CDSC)          CDSC)           CDSC)
---------------------------------------------------------------------------------------------------------------------------
1 year ended           0.00%         0.00%          0.00%           0.00%         0.00%           0.00%           0.00%
11/30/99
---------------------------------------------------------------------------------------------------------------------------
3 years ended          0.00%         0.00%          0.00%           0.00%         0.00%           0.00%           0.00%
11/30/99
---------------------------------------------------------------------------------------------------------------------------
5 years ended          0.00%         0.00%          0.00%           0.00%         0.00%            N/A             N/A
11/30/99
---------------------------------------------------------------------------------------------------------------------------
10 years ended         0.00%         0.00%          0.00%            N/A           N/A             N/A             N/A
11/30/99
---------------------------------------------------------------------------------------------------------------------------
15 years ended         0.00%         0.00%          0.00%            N/A           N/A             N/A             N/A
11/30/99
---------------------------------------------------------------------------------------------------------------------------
Life of Fund(4)       00.00%        00.00%         00.00%          00.00%        00.00%          00.00%          00.00%
---------------------------------------------------------------------------------------------------------------------------

(1) Effective November 2, 1998, the maximum front-end sales charge is 5.75%. The above performance numbers are calculated using 5.75% as the applicable sales charge for all time periods.
(2) Performance figures reflect the applicable Rule 12b-1 distribution expenses that apply on and after May 2, 1994.
(3) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.
(4) Date of initial public offering of Delaware Decatur Equity Income Fund A Class was March 18, 1957; Delaware Decatur Equity Income Fund Institutional Class was January 13, 1994, Delaware Decatur Equity Income Fund B Class was September 6, 1994; Delaware Decatur Equity Income Fund C Class was November 29, 1995.

                           Average Annual Total Return

                         Delaware Growth and Income Fund

---------------------------------------------------------------------------------------------------------------------------
                     Class A                                      Class B        Class B        Class C         Class C
                   (At Offer)       Class A     Institutional    (Including    (Excluding      (Including     (Excluding
                       (1)         (At NAV)         Class         CDSC)(2)        CDSC)          CDSC)           CDSC)
---------------------------------------------------------------------------------------------------------------------------
1 year ended          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%           0.00%
11/30/99
---------------------------------------------------------------------------------------------------------------------------
3 years ended         0.00%          0.00%          0.00%          0.00%          0.00%          0.00%           0.00%
11/30/99
---------------------------------------------------------------------------------------------------------------------------
5 years ended         0.00%          0.00%          0.00%          0.00%          0.00%           N/A             N/A
11/30/99
---------------------------------------------------------------------------------------------------------------------------
10 years ended        0.00%          0.00%          0.00%           N/A            N/A            N/A             N/A
11/30/99
---------------------------------------------------------------------------------------------------------------------------
Life of Fund(3)       0.00%          0.00%          0.00%          0.00%          0.00%          0.00%           0.00%
---------------------------------------------------------------------------------------------------------------------------


(1) Effective November 2, 1998, the maximum front-end sales charge is 5.75%. The above performance numbers are calculated using 5.75% as the applicable sales charge for all time periods.
(2) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.
(3) Date of initial public offering of Growth and Income Fund A Class was August 27, 1986; Growth and Income Fund Institutional Class was July 26, 1993; Growth and Income Fund B Class was September 6, 1994; Growth and Income Fund C Class was November 29, 1995.


                           Average Annual Total Return

                           Delaware Blue Chip Fund (1)

---------------------------------------------------------------------------------------------------------------------------

                     Class A                                      Class B        Class B        Class C         Class C
                   (At Offer)       Class A     Institutional    (Including    (Excluding      (Including     (Excluding
                       (2)         (At NAV)         Class         CDSC)(3)        CDSC)          CDSC)           CDSC)
---------------------------------------------------------------------------------------------------------------------------
1 year ended          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%           0.00%
11/30/98
---------------------------------------------------------------------------------------------------------------------------
Life of Fund(4)       0.00%          0.00%          0.00%          0.00%          0.00%          0.00%           0.00%
---------------------------------------------------------------------------------------------------------------------------

(1) Reflects voluntary fee waivers and expense payments. In the absence of the voluntary fee waiver and payment of expenses, performance would have been affected negatively. See Investment Management Agreements and Sub-Advisory Agreements for information about fee waivers and expense payments.
(2) Effective November 2, 1998, the maximum front-end sales charge is 5.75%. The above performance numbers are calculated using 5.75% as the applicable sales charge for all time periods.
(3) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.
(3) Each Class commenced operations on February 24, 1997.




                           Average Annual Total Return
                        Delaware Social Awareness Fund(1)

---------------------------------------------------------------------------------------------------------------------------
                      Class A                                     Class B        Class B        Class C         Class C
                    (At Offer)      Class A     Institutional    (Including    (Excluding      (Including     (Excluding
                      (2)(3)      (At NAV)(3)       Class         CDSC)(4)        CDSC)          CDSC)           CDSC)
---------------------------------------------------------------------------------------------------------------------------
1 year ended          0.00%          0.00%          0.00%          0.00%          0.00%          0.00%           0.00%
11/30/98
---------------------------------------------------------------------------------------------------------------------------
Life of Fund(5)       0.00%          0.00%          0.00%          0.00%          0.00%          0.00%           0.00%
---------------------------------------------------------------------------------------------------------------------------


(1) Reflects voluntary fee waivers and expense payments. In the absence of the voluntary fee waiver and payment of expenses, performance would have been affected negatively. See Investment Management Agreements and Sub-Advisory Agreements for information about fee waivers and expense payments.
(2) Effective November 2, 1998, the maximum front-end sales charge is 5.75%. The above performance numbers are calculated using 5.75% as the applicable sales charge for all time periods.
(3) Reflects voluntary 12b-1 fee waivers to limit 12b-1 expenses to 0.25% of average daily net assets. In the absence of the voluntary fee waiver and payment of expenses, performance would have been affected negatively.
(4) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.
(5) Each Class commenced operations on February 27, 1997.


                           Average Annual Total Return
                       Delaware Diversified Value Fund(1)

---------------------------------------------------------------
                     Class A
                   (At Offer)       Class A     Institutional
                     (2)(3)       (At NAV)(3)       Class
---------------------------------------------------------------
1 year ended
11/30/98              0.00%          0.00%          0.00%
---------------------------------------------------------------
Life of Fund(5)       0.00%          0.00%          0.00%
---------------------------------------------------------------

(1) Reflects voluntary fee waivers and expense payments. In the absence of the voluntary fee waiver and payment of expenses, performance would have been affected negatively. See Investment Management Agreements and Sub-Advisory Agreements for information about fee waivers and expense payments.
(2) Effective November 2, 1998, the maximum front-end sales charge is 5.75%. The above performance numbers are calculated using 5.75% as the applicable sales charge for all time periods.
(3) Reflects voluntary 12b-1 fee waivers to limit 12b-1 expenses to 0.25% of average daily net assets. In the absence of the voluntary fee waiver and payment of expenses, performance would have been affected negatively.
(4) Each Class commenced operations on September 15, 1998.

         Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund may also quote their respective Classes' current yield in advertisements and investor communications.

         The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                      a--b      6
                         YIELD = 2[(-------- + 1) -- 1]
                                       cd

          Where:     a  =  dividends and interest earned during the period;

                     b  =  expenses accrued for the period (net of
                           reimbursements);

                     c  =  the average daily number of shares outstanding
                           during the period that were entitled to receive dividends;

                     d  =  the maximum offering price per share on the last day of the period.

The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by these Funds. The 30-day yields of each Class of each Fund listed below as of November 30, 1999 were as follows:


                             Delaware           Delaware
                              Decatur          Growth and
                            Income Fund        Income Fund
Class A Shares                 0.00%              0.00%
Class B Shares                 0.00%              0.00%
Class C Shares                 0.00%              0.00%
Institutional Class shares     0.00%              0.00%


         Yield calculations assume the maximum front-end sales charge, if any, and do not reflect the deduction of any contingent deferred sales charge. Actual yield on Class A Shares may be affected by variations in front-end sales charges on investments. Actual yields on Class A Shares, Class B Shares and Class C Shares would have been lower had any Limited CDSC or CDSC been applied.

         Past performance, such as reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any class of the Funds in the future. Investors should note that the income earned and dividends paid by each Fund will vary with the fluctuation of interest rates and performance of the portfolio.

          Each of the Delaware Decatur Equity Income Fund's and Delaware Growth and Income Fund's investment strategy relies on the consistency, reliability and predictability of corporate dividends. Dividends tend to rise over time, despite market conditions, and keep pace with rising prices; they are paid out in "current" dollars. And, just as important, current dividend income can help lessen the effects of adverse market conditions. This dividend discipline, coupled with the potential for capital gains, seeks to provide investors with a consistently higher total-rate-of-return over time.

         In 1972, Delaware Investment Advisers, a division of the Manager, offered the time-proven Decatur investment style to the institutional investing community. As of December 31, 1999, Delaware Investment Advisers managed approximately $00 billion in institutional assets under management in that style.

         From time to time, a Fund may also quote each Class' actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund (or Class) may be compared to data prepared by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. or to the S&P 500 or the Dow Jones Industrial Average.

         Lipper maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The Russell 2000 Index TR is a total return weighted index which is comprised of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index and is calculated on a monthly basis. The NASDAQ Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Market System traded foreign common stocks and American Depository Receipts. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

         In addition, the performance of multiple indices compiled and maintained by statistical research firms, such as Salomon Brothers and Lehman Brothers may be combined to create a blended performance result for comparative performances. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of a Fund. A Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Education IRAs) and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other funds, products, and services.

         The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

         The following tables are examples, for purposes of illustration only, of cumulative total return performance for each Class of each Fund through November 30, 1999. Pursuant to applicable regulation, total return shown for the Institutional Classes of Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund for the periods prior to the commencement of operations of such Classes is calculated by taking the performance of the respective Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments by Delaware Growth and Income Fund A Class, and performance for Delaware Growth and Income Fund Institutional Class would have been affected had such an adjustment been made. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods, but does not reflect any income taxes payable by shareholders on the reinvested distributions. The performance of Class A Shares reflects the maximum front-end sales charge of 5.75% paid on the purchases of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. Past performance is no guarantee of future results.

                             Cumulative Total Return
                       Delaware Decatur Equity Income Fund

----------------------------------------------------------------------------------------------------------------------------

                      Class A       Class A                        Class B        Class B        Class C         Class C
                    (At Offer)    (At NAV)(2)    Institutional    (Including    (Excluding      (Including     (Excluding
                      (1)(2)                         Class         CDSC)(3)        CDSC)          CDSC)           CDSC)
----------------------------------------------------------------------------------------------------------------------------
3 months ended         0.00%          0.00%           0.00%           0.00%          0.00%          0.00%           0.00%
11/30/99
----------------------------------------------------------------------------------------------------------------------------
6 months ended         0.00%          0.00%           0.00%           0.00%          0.00%          0.00%           0.00%
11/30/99
----------------------------------------------------------------------------------------------------------------------------
9 months ended         0.00%          0.00%           0.00%           0.00%          0.00%          0.00%           0.00%
11/30/99
----------------------------------------------------------------------------------------------------------------------------
1 year ended           0.00%          0.00%           0.00%           0.00%          0.00%          0.00%           0.00%
11/30/99
----------------------------------------------------------------------------------------------------------------------------
3 years ended         00.00%         00.00%          00.00%          00.00%         00.00%         00.00%         00.00%
11/30/99
----------------------------------------------------------------------------------------------------------------------------
5 years ended        000.00%        000.00%         000.00%           N/A            N/A            N/A             N/A
11/30/99
----------------------------------------------------------------------------------------------------------------------------
10 years ended       000.00%        000.00%         000.00%           N/A            N/A            N/A             N/A
11/30/99
----------------------------------------------------------------------------------------------------------------------------
15 years ended       000.00%        000.00%         000.00%           N/A            N/A            N/A             N/A
11/30/99
----------------------------------------------------------------------------------------------------------------------------
Life of Fund(4)      000.00%        000.00%         000.00%         000.00%        000.00%        000.00%         000.00%
----------------------------------------------------------------------------------------------------------------------------

(1) Effective November 2, 1998, the maximum front-end sales charge is 5.75%. The above performance numbers are calculated using 5.75% as the applicable sales charge for all time periods.
(2) Performance figures reflect the applicable Rule 12b-1 distribution expenses that apply on and after May 2, 1994.
(3) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.
(4) Date of initial public offering of Delaware Decatur Equity Income Fund A Class was March 18, 1957; Delaware Decatur Equity Income Fund Institutional Class was January 13, 1994, Delaware Decatur Equity Income Fund B Class was September 6, 1994; Delaware Decatur Equity Income Fund C Class was November 29, 1995.

                             Cumulative Total Return
                         Delaware Growth and Income Fund

----------------------------------------------------------------------------------------------------------------------------
                     Class A                                        Class B      Class B          Class C        Class C
                   (At Offer)       Class A      Institutional    (Including    (Excluding      (Including     (Excluding
                       (1)          (At NAV)         Class         CDSC)(2)        CDSC)          CDSC)           CDSC)
----------------------------------------------------------------------------------------------------------------------------
3 months ended        00.00%         00.00%          00.00%         00.00%         00.00%         00.00%         00.00%
11/30/99
----------------------------------------------------------------------------------------------------------------------------
6 months ended        00.00%         00.00%          00.00%         00.00%         00.00%         00.00%         00.00%
11/30/99
----------------------------------------------------------------------------------------------------------------------------
9 months ended        00.00%         00.00%          00.00%         00.00%         00.00%         00.00%         00.00%
11/30/99
----------------------------------------------------------------------------------------------------------------------------
1 year ended          00.00%         00.00%          00.00%         00.00%         00.00%         00.00%         00.00%
11/30/99
----------------------------------------------------------------------------------------------------------------------------
3 years ended         00.00%         00.00%          00.00%         00.00%         00.00%         00.00%         00.00%
11/30/99
----------------------------------------------------------------------------------------------------------------------------
5 years ended        123.78%        000.00%         140.89%         00.00%         00.00%          N/A             N/A
11/30/99
----------------------------------------------------------------------------------------------------------------------------
10 years ended       284.88%        000.00%         314.84%          N/A            N/A            N/A             N/A
11/30/98
----------------------------------------------------------------------------------------------------------------------------
Life of Fund(3)      391.52%        000.00%         429.67%        116.67%        118.67%         72.87%         72.87%
----------------------------------------------------------------------------------------------------------------------------

(1) Effective November 2, 1998, the maximum front-end sales charge is 5.75%. The above performance numbers are calculated using 5.75% as the applicable sales charge for all time periods.
(2) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.
(3) Date of initial public offering of Delaware Growth and Income Fund A Class was August 27, 1986; Delaware Growth and Income Fund Institutional Class was July 26, 1993; Delaware Growth and Income Fund B Class was September 6, 1994; Delaware Growth and Income Fund C Class was November 29, 1995.

                             Cumulative Total Return
                           Delaware Blue Chip Fund (1)

----------------------------------------------------------------------------------------------------------------------------
                     Class A                                        Class B      Class B          Class C        Class C
                   (At Offer)       Class A      Institutional    (Including    (Excluding      (Including     (Excluding
                       (2)          (At NAV)         Class         CDSC)(3)        CDSC)           CDSC)          CDSC)
----------------------------------------------------------------------------------------------------------------------------
3 months ended       00.00%          00.00%          00.00%         00.00%        00.00%          00.00%         00.00%
11/30/99
----------------------------------------------------------------------------------------------------------------------------
6 months ended       00.00%          00.00%          00.00%         00.00%         0.00%          00.00%          0.00%
11/30/99
----------------------------------------------------------------------------------------------------------------------------
9 months ended       00.00%          00.00%          00.00%         00.00%        00.00%          00.00%         00.00%
11/30/99
----------------------------------------------------------------------------------------------------------------------------
1 year ended         00.00%          00.00%          00.00%         00.00%        00.00%          00.00%         00.00%
11/30/99
----------------------------------------------------------------------------------------------------------------------------
Life of Fund(4)      00.00%          00.00%          00.00%         00.00%        00.00%          00.00%         00.00%
----------------------------------------------------------------------------------------------------------------------------

(1) Reflects voluntary fee waivers and expense payments. In the absence of the voluntary fee waiver and payment of expenses, performance would have been affected negatively. See Investment Management Agreements and Sub-Advisory Agreements for information about fee waivers and expense payments.
(2) Effective November 2, 1998, the maximum front-end sales charge is 5.75%. The above performance numbers are calculated using 5.75% as the applicable sales charge for all time periods.
(3) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.
(4) Each Class commenced operations on February 24, 1997.

                             Cumulative Total Return
                       Delaware Social Awareness Fund (1)

----------------------------------------------------------------------------------------------------------------------------
                      Class A                                      Class B        Class B        Class C         Class C
                    (At Offer)       Class A     Institutional    (Including    (Excluding      (Including     (Excluding
                      (2)(3)       (At NAV)(3)       Class         CDSC)(5)        CDSC)          CDSC)           CDSC)
----------------------------------------------------------------------------------------------------------------------------
3 months ended       00.00%           00.00%          00.00%        00.00%        00.00%          00.00%         00.00%
11/30/99
----------------------------------------------------------------------------------------------------------------------------
6 months ended       00.00%(4)        00.00%          00.00%         0.00%        00.00%          00.00%         00.00%
11/30/99
----------------------------------------------------------------------------------------------------------------------------
9 months ended       00.00%           00.00%          00.00%        00.00%        00.00%          00.00%         00.00%
11/30/99
----------------------------------------------------------------------------------------------------------------------------
1 year ended         00.00%           00.00%          00.00%        00.00%        00.00%          00.00%         00.00%
11/30/99
----------------------------------------------------------------------------------------------------------------------------
Life of Fund(5)      00.00%           00.00%          00.00%        00.00%        00.00%          00.00%         00.00%
----------------------------------------------------------------------------------------------------------------------------

(1) Reflects voluntary fee waivers and expense payments. In the absence of the voluntary fee waiver and payment of expenses, performance would have been affected negatively. See Investment Management Agreements and Sub-Advisory Agreements for information about fee waivers and expense payments.
(2) Effective November 2, 1998, the maximum front-end sales charge is 5.75%. The above performance numbers are calculated using 5.75% as the applicable sales charge for all time periods.
(3) Reflects voluntary 12b-1 fee waivers to limit 12b-1 expenses to 0.25% of average daily net assets. In the absence of the voluntary fee waiver, performance would have been affected negatively.
(4) Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. The above figures have been calculated using this new schedule.
(5) Each Class commenced operations on February 27, 1997.


                             Cumulative Total Return
                       Delaware Diversified Value Fund (1)

---------------------------------------------------------------------------------------------
                               Class A                  Class A
                          (At Offer) (2)(3)           (At NAV)(3)         Institutional Class
---------------------------------------------------------------------------------------------
3 months ended                  0.00%                    0.00%                  0.00%
11/30/99
---------------------------------------------------------------------------------------------
6 months ended                  0.00%                    0.00%                  0.00%
11/30/99
---------------------------------------------------------------------------------------------
9 months ended                  0.00%                    0.00%                  0.00%
11/30/99
---------------------------------------------------------------------------------------------
1 year ended                    0.00%                    0.00%                  0.00%
11/30/99
---------------------------------------------------------------------------------------------
Life of Fund(4)                 0.00%                    0.00%                  0.00%
---------------------------------------------------------------------------------------------

(1) Reflects voluntary fee waivers and expense payments. In the absence of the voluntary fee waiver and payment of expenses, performance would have been affected negatively. See Investment Management Agreements and Sub-Advisory Agreements for information about fee waivers and expense payments.
(2) Effective November 2, 1998, the maximum front-end sales charge is 5.75%. The above performance number for Class A Shares is calculated using 5.75% as the applicable sales charge.
(3) Reflects voluntary 12b-1 fee waivers. In the absence of the voluntary fee waiver, performance would have been affected negatively.
(4) Each Class commenced operations on September 15, 1998.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Funds and other mutual funds available from the Delaware Investments family will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the investment disciplines employed in seeking the objectives of the Funds and the other funds in the Delaware Investments family. The Distributor may also from time to time cite general or specific information about the institutional clients of an affiliate of the Manager, including the number of such clients serviced by the affiliate.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. Investors also should consider their financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Direct Deposit Purchase Plan, Automatic Investing Plan and Wealth Builder Option under Purchasing Shares - Investing by Electronic Fund Transfer for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share of a stock or bond fund over a period of time will be lower than the average price per share of a Fund for the same time period.

                                                                Number
                        Investment           Price Per         of Shares
                          Amount               Share           Purchased

         Month 1          $100                $10.00              10
         Month 2          $100                $12.50               8
         Month 3          $100                $ 5.00              20
         Month 4          $100                $10.00              10
         ----------------------------------------------------------------
                          $400                $37.50              48

         Total Amount Invested: $400
         Total Number of Shares Purchased: 48
         Average Price Per Share: $9.38 ($37.50/4)

         Average Cost Per Share: $8.33 ($400/48 shares)

          This example is for illustration purposes only. It is not intended to represent the actual performance of a Fund or any stock or bond fund in the Delaware Investments family.

          Dollar-cost averaging can be appropriate for investments in shares of funds that tend to fluctuate in value. Please obtain the prospectus of any fund in the Delaware Investments family in which you plan to invest through a dollar-cost averaging program. The prospectus contains additional information, including charges and expenses. Please read it carefully before you invest or send money.

THE POWER OF COMPOUNDING
          When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.


TRADING PRACTICES AND BROKERAGE

          Equity Funds II selects brokers or dealers to execute transactions on behalf of a Fund to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where a Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund involved pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty. A number of trades are made on a net basis where the Funds either buy the securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

          During the fiscal years ended November 30, 1997, 1998 and 1999, the aggregate dollar amounts of brokerage commissions paid by Decatur Equity Income Fund were $3,714,766, $4,579,028 and $0,000,000, respectively. During the same periods, the aggregate dollar amounts of brokerage commissions paid by Delaware Growth and Income Fund were $1,634,268, $2,533,774 and $0,000,000, respectively. For the period February 24, 1997 (commencement of operations) through November 30, 1997 and the fiscal years ended November 30, 1998 and 1999, the aggregate dollar amounts of brokerage commissions paid by Delaware Blue Chip Fund were $4,339, $10,866 and $00,000, respectively. During the same periods, the aggregate dollar amounts of brokerage commissions paid by Delaware Social Awareness Fund were $14,989, $79,518 and $00,000, respectively. For the period September 15, 1998 (commencement of operations) through November 30, 1998 and the fiscal year ended November 30, 1999, the aggregate dollar amounts of brokerage commissions paid by Delaware Diversified Value Fund were $5,090 and $0,000, respectively.

          The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

          During the fiscal year ended November 30, 1999, portfolio transactions of Delaware Decatur Equity Income Fund, Delaware Growth and Income Fund, Delaware Blue Chip Fund, Delaware Social Awareness Fund and Delaware Diversified Value Fund in the amounts of $0,000,000,000, $000,000,000, $0,000,000,
$00,000,000 and $00,000 respectively, resulting in brokerage commissions of $0,000,000, $000,000, $0,000, $00,000 and $0,000, respectively, were directed to brokers for brokerage and research services provided.

          As provided in the Securities Exchange Act of 1934 (the "1934 Act") and each Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

          The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Equity Funds II's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

          Consistent with the Conduct Rules of NASD Regulation, Inc. (the "NASD"), and subject to seeking best execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of funds in the Delaware Investments family as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
          Portfolio trading will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates. The Funds are free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving a Fund's investment objective.

          The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by a Fund's shareholders to the extent of any net realized capital gains. Each Fund's portfolio turnover rate is not expected to exceed 100%; however, under certain market conditions a Fund may experience a rate of portfolio turnover which could exceed 100%. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by such Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less. A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year.

For the past two fiscal years, portfolio turnover rates were as follows:

-----------------------------------------------------------------
                                      1999           1998
-----------------------------------------------------------------
Delaware Decatur Equity Income Fund   00%             94%
-----------------------------------------------------------------
Delaware Growth and Income Fund       00%             87%
-----------------------------------------------------------------
Delaware Blue Chip Fund               00%             27%
-----------------------------------------------------------------
Delaware Social Awareness Fund        00%             22%
-----------------------------------------------------------------
Delaware Diversified Value Fund       00%             74%(2)
-----------------------------------------------------------------

(1) Delaware Diversified Value Fund commenced operations on September 15, 1998.
(2) Annualized

          Each Fund may hold securities for any period of time. A Fund's portfolio turnover will be increased if the Fund writes a large number of call options which are subsequently exercised. The portfolio turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. Total brokerage costs generally increase with higher portfolio turnover rates.


PURCHASING SHARES

          The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Equity Funds II or the Distributor.

          The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied.

          Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Equity Funds II will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

          Selling dealers are responsible for transmitting orders promptly. Equity Funds II reserves the right to reject any order for the purchase of its shares of either Fund if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

          Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

          Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

          The NASD has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Equity Funds II and the Distributor intend to operate in compliance with these rules.

          Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectuses. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

          Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed within two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

          Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

          Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

          Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

          The Distributor has voluntarily elected to waive the payment of 12b-1 Plan expenses by Diversified Value Fund from the commencement of public offering through _______________.

         The Distributor has elected voluntarily to waive its right to receive 12b-1 Plan Expenses with respect to Class A Shares of Social Awareness Fund to the extent necessary to ensure 12b-1 Plan Expenses for such Class do not exceed 0.25% of average daily net assets for the period February 1, 1998 through
_______________.

          Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Equity Funds II for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements - Class A, B and C Shares

          The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

          The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

          For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

          Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares

          Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A

Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

          From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission

          As described in the Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares

         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes

         Pursuant to Rule 12b-1 under the 1940 Act, Equity Funds II has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of each Fund (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of Institutional Classes. Shareholders of Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, each Fund may make payments out of the assets of Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by a Fund under its Plans, and a Fund's Distribution Agreements, is on an annual basis, up to 0.30% of average daily net assets for the year of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets for the year.

         Although the maximum fee payable under the 12b-1 Plan relating to Delaware Decatur Equity Income Fund A Class is 0.30% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plan relating to Delaware Decatur Equity Income Fund A Class, will be equal to the sum of: (i) the amount obtained by multiplying 0.30% by the average daily net assets represented by Delaware Decatur Equity Income Fund A Class shares that were or are acquired by shareholders on or after May 2, 1994, and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by Delaware Decatur Equity Income Fund A Class shares that were acquired before May 2, 1994. While this is the method to be used to calculate the 12b-1 fees to be paid by Delaware Decatur Equity Income Fund A Class under its Plan, the fee is a Class A Shares' expense so that all shareholders of Delaware Decatur Equity Income Fund A Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same rate. As Class A Shares are sold on or after May 2, 1994, the initial rate of at least 0.10% will increase over time. Thus as the proportion of Delaware Decatur Equity Income Fund A Class shares purchased on or after May 2, 1994 to outstanding Class A Shares of Delaware Decatur Equity Income Fund increases, the expenses attributable to payments under the Plan will also increase (but will not exceed 0.30% of average daily net assets). While this describes the current basis for calculating the fees which will be payable under Delaware Decatur Equity Income Fund A Class' Plan, such Plan permits a full 0.30% on each Fund's Class A Shares' assets to be paid at any time following appropriate Board approval. The Distributor has elected voluntarily to waive its right to receive 12b-1 Plan Expenses with respect to Class A Shares of Delaware Social Awareness Fund to the extent necessary to ensure 12b-1 Plan Expenses for such Class do not exceed 0.25% of average daily net assets for the period February 1, 1998 through ______________. The Distributor has elected voluntarily to waive all payments under the 12b-1 Plan for Class A Shares, Class B Shares and Class C Shares of the Delaware Diversified Value Fund during the commencement of the public offering of the Fund through ________________.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Trustees of Equity Funds II, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Equity Funds II and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of the respective Funds and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of that Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Equity Funds II having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Equity Funds II must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended November 30, 1999, payments from Delaware Decatur Equity Income Fund A Class, Delaware Decatur Equity Income Fund B Class and Decatur Equity Income Fund C Class amounted to $0,000,000, $0,000,000 and $000,000, respectively. Such amounts were used for the following purposes:

                                               Delaware                  Delaware                  Delaware
                                            Decatur Equity            Decatur Equity            Decatur Equity
                                                Income                    Income                    Income
                                             Fund A Class              Fund B Class              Fund C Class
                                             ------------              ------------              ------------
Advertising                                     $000,000                     ----                      ----
Annual/Semi-Annual Reports                      $000,000                     ----                      ----
Broker Trails                                 $0,000,000                 $000,000                   $00,000
Broker Sales Charges                                ----                 $000,000                   $00,000
Dealer Service Expenses                          $00,000                     ----                      ----
Interest on Broker Sales Charges                    ----                 $000,000                    $0,000
Commissions to Wholesalers                      $000,000                  $00,000                   $00,000
Promotional-Broker Meetings                      $00,000                   $0,000                    $0,000
Promotional-Other                               $000,000                     ----                      ----
Prospectus Printing                             $000,000                     ----                      ----
Telephone                                           ----                     ----                      $000
Wholesaler Expenses                              $00,000                   $0,000                    $0,000
Other                                               ----                     ----                      ----

         For the fiscal year ended November 30, 1999, payments from Delaware Growth and Income Fund A Class, Delaware Growth and Income Fund B Class and Delaware Growth and Income Fund C Class amounted to $0,000,000, $0,000,000 and $000,000, respectively. Such amounts were used for the following purposes:

                                               Delaware                  Delaware                  Delaware
                                          Growth and Income          Growth and Income         Growth and Income
                                             Fund A Class              Fund B Class              Fund C Class
                                             ------------              ------------              ------------
Advertising                                    $000,000                      ----                      ----
Annual/Semi-Annual Reports                      $00,000                      ----                      ----
Broker Trails                                $0,000,000                  $000,000                  $000,000
Broker Sales Charges                               ----                  $000,000                  $000,000
Dealer Service Expenses                            ----                      ----                      ----
Interest on Broker Sales Charges                   ----                  $000,000                    $0,000
Commissions to Wholesalers                     $000,000                  $000,000                   $00,000
Promotional-Broker Meetings                      $0,000                    $0,000                    $0,000
Promotional-Other                             $000,0000                      ----                      ----
Prospectus Printing                             $00,000                      ----                      ----
Telephone                                          ----                      ----                      ----
Wholesaler Expenses                              $0,000                    $0,000                   $00,000
Other                                              ----                      ----                      ----

         For the fiscal year ended November 30, 1999, payments from Delaware Blue Chip Fund A Class, Delaware Blue Chip Fund B Class and Delaware Blue Chip Fund C Class amounted to $00,000, $00,000 and $0,000, respectively. Such amounts were used for the following purposes:

                                               Delaware                  Delaware                  Delaware
                                               Blue Chip                 Blue Chip                 Blue Chip
                                             Fund A Class              Fund B Class              Fund C Class
                                             ------------              ------------              ------------
Advertising                                       $000                      ----                      ----
Annual/Semi-Annual Reports                        $000                      ----                      ----
Broker Trails                                   $0,000                    $0,000                      $000
Broker Sales Charges                              ----                   $00,000                    $0,000
Dealer Service Expenses                           ----                      ----                        $0
Interest on Broker Sales Charges                  ----                    $0,000                      $000
Commissions to Wholesalers                      $0,000                    $0,000                    $0,000
Promotional-Broker Meetings                       $000                        $0                      ----
Promotional-Other                                  $00                      ----                      ----
Prospectus Printing                               $000                      ----                      ----
Telephone                                         ----                      ----                      ----
Wholesaler Expenses                               ----                      ----                      $000
Other                                             ----                      ----                      ----

         For the fiscal year ended November 30, 1999, payments from Delaware Social Awareness Fund A Class, Delaware Social Awareness Fund B Class and Delaware Social Awareness Fund C Class amounted to $00,000, $000,000 and $00,000, respectively. Such amounts were used for the following purposes:

                                               Delaware                  Delaware                  Delaware
                                           Social Awareness          Social Awareness          Social Awareness
                                             Fund A Class              Fund B Class              Fund C Class
                                             ------------              ------------              ------------
Advertising                                       $000                      ----                      ----
Annual/Semi-Annual Reports                         $00                      ----                      ----
Broker Trails                                  $00,000                   $00,000                    $0,000
Broker Sales Charges                              ----                   $00,000                   $00,000
Dealer Service Expenses                           ----                      ----                      ----
Interest on Broker Sales Charges                  ----                   $00,000                    $0,000
Commissions to Wholesalers                      $0,000                   $00,000                   $00,000
Promotional-Broker Meetings                       $000                      $000                      $000
Promotional-Other                                 $000                      ----                      ----
Prospectus Printing                               $000                      $000                    $0,000
Telephone                                         ----                      ----                      ----
Wholesaler Expenses                               ----                      ----                      ----
Other                                             ----                      ----                      ----


Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
        From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
        Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

        Purchases of Class A Shares may be made at net asset value by current and former officers, trustees and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member. Class A Shares may also be purchased at net asset value by current and former officers, trustees and employees (and members of their families) of the Dougherty Financial Group LLC.

        Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

        Purchases of Class A Shares of each Fund except Delaware Social Awareness Fund at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to, and received written confirmation back from, Retirement Financial Services, Inc. in writing that it has the requisite number of employees. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

        Purchases of Class A Shares of Social Awareness Fund at net asset value may also be made by the following: financial institutions investing for the account of their trust customers when they are not eligible to purchase shares of the Institutional Class of the Fund; and any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value product available through Delaware Investments, or (ii) is sponsored by an employer that has at any point after May 1, 1997 more than

100 employees while such plan has held Class A Shares of a Delaware Investments fund and such employer has properly represented to Retirement Financial Services, Inc. in writing that it has the requisite number of employees and has received written confirmation back from Retirement Financial Services, Inc. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

        Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

        Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

        Equity Funds II must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
        Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

        With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

        Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

        A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares, above.

        The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention

        The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Equity Funds II which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

        Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
        In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Investments funds (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments fund holdings.

        The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
        In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Investments funds which offer such classes (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege

         Holders of Class A Shares and Class B Shares of the Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

        A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax adviser be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans
        Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares described in the Prospectus, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

        The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Institutional Classes
        The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

        Shares of Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account

        Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Fund Classes of Delaware Diversified Value Fund and the Institutional Classes of each Fund are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

        Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
        Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

        Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

        Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
        If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

        Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund.

        Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
        Direct Deposit Purchase Plan--Investors may arrange for either Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

        Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

        This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

        Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

        Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
        Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. Either Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Equity Funds II for proper instructions.

MoneyLine (SM) On Demand

        You or your investment dealer may request purchases of Fund Class shares of Delaware Decatur Equity Income Fund, Delaware Growth and Income Fund, Delaware Blue Chip Fund and Delaware Social Awareness Fund by phone using MoneyLine (SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions.

        It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
        Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

        Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

        Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

        This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

 Asset Planner
        To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

        The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

        An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

        Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes
        An investment in the Funds may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

        Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

        Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

        Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

        Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Classes, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

        It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

        Taxable distributions from the retirement plans described below may be subject to withholding.

        Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
        Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")
        A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures
        The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs
        An individual can contribute up to $2,000 in his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 is still available if the taxpayer's AGI is below $30,000 ($50,000 for taxpayers filing joint returns) for years beginning after December 31, 1997. A partial deduction is allowed for married couples with income between $50,000 and $60,000, and for single individuals with incomes between $30,000 and $40,000. These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

        Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.

        Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs
        Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

        A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

        (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

        (2) Substantially equal installment payments for a period certain of 10 or more years;

        (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

        (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

        (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
        For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $2,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

        Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

        Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion is done prior to January 1, 1999, then the income from the conversion can be included in income ratably over a four-year period beginning with the year of conversion.

Education IRAs
        For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

        This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any other individual.

        Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

        Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includible in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher education expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

        A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Fund.

        Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

        Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")
        A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
        Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan

        Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
        Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
        Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

SIMPLE IRA
        A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
        A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.


DETERMINING OFFERING PRICE AND NET ASSET VALUE

        Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreements and Sub-Advisory Agreements. Orders for purchases of Class B Shares, Class C Shares and Institutional Class shares are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

        The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

        An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the financial statements for the Funds which are incorporated by reference into this Part B.

        Each Fund's net asset value per share is computed by adding the value of all the Fund's securities and other assets, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. Portfolio securities, except for bonds, which are primarily traded on a national or foreign securities exchange are valued at the last sale price on that exchange. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated into U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Trustees. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Trustees.

        Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that the Institutional Classes will not incur any of the expenses under the relevant Fund's 12b-1 Plans and Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of a Fund will vary.


REDEMPTION AND EXCHANGE

        You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

        Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

        Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

        In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

        Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

        Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreements and Sub-Advisory Agreements); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

        Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

        If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

        In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

        Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Equity Funds II has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

        The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

        Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year following purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; (vi) and 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there is currently a $7.50 bank wiring cost, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

        Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
        You can write to each Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

        Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
        You may also write to each Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
        To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

        The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

        Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
        The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
        Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.

First Union Bank's fee (currently $7.50) will be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
        The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

        The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine (SM) On Demand
        You or your investment dealer may request redemptions of Decatur Equity Income Fund, Growth and Income Fund, Blue Chip Fund and Social Awareness Fund shares by phone using MoneyLine (SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions. See MoneyLine (SM) On Demand under Investment Plans.

Right to Refuse Timing Accounts
        With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. A Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges

        Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

        Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

        Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
        Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

        Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

        The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

        Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in the Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions.

See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

        Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

        The Systematic Withdrawal Plan is not available for the Institutional Class. Shareholders should consult with their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
        For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission as described in the Prospectus.

        The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

        Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

        In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares

        The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; and (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares
        The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

        The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

        In addition, the CDSC will be waived on Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.


DIVIDENDS AND REALIZED SECURITIES PROFITS, DISTRIBUTIONS AND TAXES

        Each Class of shares of a Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

        Delaware Decatur Equity Income Fund intends to pay dividends from net investment income on a monthly basis. Delaware Growth and Income Fund intends to pay dividends from net investment income on a quarterly basis. Delaware Blue Chip Fund, Delaware Social Awareness Fund and Delaware Diversified Value Fund intend to pay dividends from net investment income on an annual basis. Distributions of net capital gains, if any, realized on sales of investments will be distributed annually during the quarter following the close of the fiscal year.

        All dividends and any capital gains distributions will be automatically credited to the shareholder's account in additional shares of the same Class unless, in the case of shareholders in the Fund Classes, the shareholder requests in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

        Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services. See also Other Tax Requirements under Accounting and Tax Issues.

        Persons not subject to tax will not be required to pay taxes on distributions.

        Dividends from investment income and short-term capital gains distributions are treated by shareholders as ordinary income for federal income tax purposes, whether received in cash or in additional shares. Distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates described below. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. Each Fund is treated as a single tax entity and capital gains for each Fund will be calculated separately.

        A portion of a Funds' dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to Fund shareholders, and cannot exceed the gross amount of dividends received by such Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Under the 1997 Act, the amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date, then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

         Under the Taxpayer Relief Act of 1997 (the "1997 Act"), as revised by the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act") and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, a Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories:

         "Long-term capital gains": gains on securities sold after December 31, 1997 and held for more than 12 months as capital assets in the hands of the holder are taxed at the 20% rate when distributed to shareholders (15% for individual investors in the 15% tax bracket.

         "Short -term capital gains": Gains on securities sold by a Fund that do not meet the long-term holdings period are considered short term capital gains and are taxable as ordinary income.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individual who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

         Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your Fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

         All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

         If you redeem some or all of yours shares in a Fund, and then reinvest the sales proceeds in such Fund or in another Delaware Investments fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in a Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

        Each Fund has qualified, and intend to continue to qualify, and Delaware Diversified Value Fund intends to qualify, as regulated investment companies under Subchapter M of the Code. As such, the Funds will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets. In order to qualify as a regulated investment company for federal income tax purposes, the Funds must meet certain specific requirements that are described under Accounting and Tax Issues-- Other Tax Requirements.

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS


        The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Funds, subject to the supervision and direction of Equity Funds II's Board of Trustees.

        The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On November 30, 1999, the Manager and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $00 billion in assets in the various institutional or separately managed (approximately $00,000,000,000) and investment company (approximately $00,000,000,000) accounts.

         The Investment Management Agreement for the Funds is dated November 23, 1999 and was approved by the initial shareholder on that date. The Agreement provides for an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms and the renewal thereof have been approved by the vote of a majority of the trustees of Income Funds or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         The management fee rate schedule for each Fund is as follows:


--------------------------------------------------------------------------------------
                                                   Management Fee Schedule
                                        (as a percentage of average daily net assets)
 Fund Name                                              Annual Rate
--------------------------------------------------------------------------------------
Delaware Decatur Equity Income Fund      0.65% on first $500 million
                                         0.60% on next $500 million
                                         0.55% on next $1,500 million
                                         0.50% on assets in excess of $2,500 million
--------------------------------------------------------------------------------------
Delaware Growth and Income Fund          0.65% on first $500 million
                                         0.60% on next $500 million
                                         0.55% on next $1,500 million
                                         0.50% on assets in excess of $2,500 million
--------------------------------------------------------------------------------------
Delaware Blue Chip Fund                  0.65% on first $500 million
                                         0.60% on next $500 million
                                         0.55% on next $1,500 million
                                         0.50% on assets in excess of $2,500 million
--------------------------------------------------------------------------------------
Delaware Social Awareness Fund           0.75% on first $500 million
                                         0.70% on next $500 million
                                         0.65% on next $1,500 million
                                         0.60% on assets in excess of $2,500 million
--------------------------------------------------------------------------------------
Delaware Diversified Value Fund          0.65% on first $500 million
                                         0.60% on next $500 million
                                         0.55% on next $1,500 million
                                         0.50% on assets in excess of $2,500 million
--------------------------------------------------------------------------------------

        The Manager has contracted to waive that portion, if any, of the annual management fees payable by Delaware Blue Chip Fund and Delaware Social Awareness Fund and to pay certain expenses of a Fund to the extent necessary to ensure that the total operating expenses of that Fund do not exceed 1.25% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) from the period August 1, 1999 through January 31, 2001. The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware Blue Chip Fund and Delaware Social Awareness Fund and to pay certain expenses of a Fund to the extent necessary to ensure that the total operating expenses of that Fund do not exceed 1.25% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) from the period February 1, 1999 through ______________. Previously, the Manager had elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware Blue Chip Fund and Delaware Social Awareness Fund and to pay certain expenses of a Fund to the extent necessary to ensure that the total operating expenses that Fund do not exceed 1.20% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and applicable 12b-1 expenses) during the commencement of the public offering of the Fund through January 31, 1999.

        The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware Diversified Value Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Total Operating Expenses of the Fund (exclusive of 12b-1 Plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) do not exceed, on an annualized basis, 0.75% of the average daily net assets of each Class from the commencement of the public offering of Classes through ________________________.

        Pursuant to the terms of a Sub-Advisory Agreement with the Manager, the Sub-Adviser participates in the management of Delaware Blue Chip Fund's and Delaware Social Awareness Fund's assets, is responsible for day-to-day investment management of these Funds, makes investment decisions for each of these Fund in accordance with a Fund's investment objectives and stated policies and places orders on behalf of the Funds to effect the investment decisions made. The Manager continues to have ultimate responsibility for all investment advisory services in connection with the management of the Funds pursuant to the Investment Management Agreement and supervises the Sub-Adviser's performance of such services. For the services provided to the Manager, the Manager pays the Sub-Adviser the following fee with respect to Blue Chip Fund: (i) 0.15% of average daily net assets averaging one year old or less; (ii) 0.20% of average daily net assets averaging two years old or less, but greater than one year old; and (iii) 0.35% of average daily net assets averaging over two years old. For the services provided to the Manager, the Manager pays the Sub-Adviser the following fee with respect to Delaware Social Awareness Fund: (i) 0.20% of average daily net assets averaging one year old or less; (ii) 0.25% of average daily net assets averaging two years old or less, but greater than one year old; and (iii) 0.40% of average daily net assets averaging over two years old.

        The Sub-Adviser, Vantage Investment Advisors, 630 Fifth Avenue, New York, New York, 10111, is an indirect, wholly-owned subsidiary of Lincoln National and an affiliate of the Manager. Founded in 1979, it provides investment advice to pension plans, endowments, insurance and commingled products and has assets under management, as of November 30, 1999, in excess of $00 billion. The Sub-Adviser uses a quantitative approach. It evaluates potential investments utilizing an internally developed statistical model, based on securities financial characteristics.

        On November 30, 1999, the total net assets of Equity Funds II were $0,000,000,000, broken down as follows:

              Delaware Decatur Equity Income Fund                 $0,000,000,000
              Delaware Growth and Income Fund                     $0,000,000,000
              Delaware Blue Chip Fund                                $00,000,000
              Delaware Social Awareness Fund                         $00,000,000
              Delaware Diversified Value Fund                         $0,000,000


        Set forth below is information regarding the amount of investment advisory fees incurred, paid and waived, if any, by each Fund to the Manager during the periods indicated.

                                               Investment               Investment         Investment Advisory
                                              Advisory Fees            Advisory Fees              Fees
                                                Incurred                   Paid                  Waived
Delaware Decatur Equity
Income Fund
         12/1/98-11/30/99                     $00,000,000               $00,000,000                N/A
         12/1/97-11/30/98                     $11,709,268               $11,709,268                N/A
         12/1/96-11/30/97                     $10,329,490               $10,329,490                N/A


Delaware Growth and Income Fund
         12/1/98-11/30/99                     $ 0,000,000               $ 0,000,000                N/A
         12/1/97-11/30/98                     $ 7,389,923               $ 7,389,923                N/A
         12/1/96-11/30/97                     $ 5,429,552               $ 5,429,552                N/A


Delaware Blue Chip Fund
         12/1/98-11/30/99                     $    00,000               $    00,000              $00,000
         12/1/97-11/30/98                     $    65,355               $    12,163              $53,192
         2/24/97(1)-11/30/97                  $    18,283               $       -0-              $18,283

Delaware Social Awareness Fund
         12/1/98-11/30/99                     $   000,000               $   000,000              $00,000
         12/1/97-11/30/98                     $   345,435               $   315,561              $29,874
         2/24/97(1)-11/30/97                  $    53,306               $    13,785              $39,521

Delaware Diversified Value Fund
         12/1/98-11/30/99                     $     0,000               $       000              $ 0,000
         9/15/98(1)-11/30/98                  $     2,794               $       693              $ 2,101

(1) Commencement of operations.


         For the fiscal years ended November 30, 1997, 1998 and 1999, the Sub-Advisor received fees of $00,000, $00,000 and $00,000, respectively with respect to Delaware Blue Chip Fund and $00,000, $00,000 and $00,000, respectively with respect to Delaware Social Awareness Fund.

         Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by Equity Funds II's Trading Department. The Manager pays the salaries of all trustees, officers and employees of Equity Funds II who are affiliated with the Manager. Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, each Fund is responsible for all of its own expenses. Among others, these include each Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.


Distribution and Service

         The Distributor, Delaware Distributors, L.P., located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor for the Funds under Distribution Agreements dated November 23, 1999. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Funds on behalf of Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. Delaware Distributors, Inc. ("DDI") is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as each Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to an agreement dated November 23, 1999. The Transfer Agent also provides accounting services to each Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Funds have authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.



OFFICERS AND TRUSTEES

         The business and affairs of Equity Funds II are managed under the direction of its Board of Trustees.

         Certain officers and trustees of Equity Funds II hold identical positions in each of the other funds in the Delaware Investments family. On December 31, 1999, Equity Funds II's officers and trustees owned less than 1% of the outstanding shares of each Class of Delaware Decatur Equity Income Fund, Delaware Growth and Income Fund, Delaware Blue Chip Fund, Delaware Social Awareness Fund and Delaware Diversified Value Fund.

         As of December 31, 1999, management believes the following shareholders held of record 5% or more of the outstanding shares of a Class. Management does not have knowledge of beneficial owners.

Class                                  Name and Address of Account                          Share Amount           Percentage
-----                                  ---------------------------                          ------------           ----------

Delaware Decatur Equity                Merrill Lynch, Pierce, Fenner & Smith
Income Fund B Class                    For the Sole Benefit of its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246


Class                                  Name and Address of Account                          Share Amount           Percentage
-----                                  ---------------------------                          ------------           ----------

Delaware Decatur Equity                Merrill Lynch, Pierce, Fenner & Smith
Income Fund C Class                    For the Sole Benefit of its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246

Delaware Decatur Equity Income         The Northern Trust Co.
Fund Institutional Class               Cust. J Paul Getty Trust
                                       401 Wilshire Blvd.  Suite 1000
                                       Santa Monica, CA  90401

                                       RS 401(k) Plan
                                       Price Waterhouse Coopers LLP
                                       Savings Plan
                                       Attn: Riggs Griffith
                                       P.O. Box 30004
                                       Tampa, FL 33630-3004

                                       RS 401(k) Plan
                                       Day & Zimmerman Start
                                       Attn: Sandy Geist
                                       1818 Market Street
                                       Philadelphia, PA 19103-3638

Delaware Decatur Equity Income         Grace S&W Linton Nelson
Fund Institutional Class               Foundation Incorporated 7/5/84
                                       c/o Fred C. Aldridge Jr.
                                       940 W. Valley Rd.  Suite 1601
                                       Wayne, PA 19087-1853

Delaware Growth and                    Merrill Lynch, Pierce, Fenner & Smith
Income Fund B Class                    For the Sole Benefit of its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246

Delaware Growth and                    Merrill Lynch, Pierce, Fenner & Smith
Income Fund C Class                    For the Sole Benefit of its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL  32246

Class                                  Name and Address of Account                          Share Amount           Percentage
-----                                  ---------------------------                          ------------           ----------

Delaware Growth and                    Federated Life Insurance Company
Income Fund                            Separate Account A
Institutional Class                    Attn: Tom Koch
                                       P.O. Box 328
                                       Owatonna, MN 55060-0328

                                       First Trust NA
                                       Trust Northern States Power
                                       Employee Retirement Savings Plan
                                       Mutual Funds A/C 21736111
                                       P.O. Box 64482
                                       St. Paul, MN 55164-0482

                                       Lincoln National Life Insurance Co.
                                       Attn: Karen Gerke
                                       1300 S. Clinton Street
                                       Fort Wayne, IN  46802-3518

Delaware Blue Chip Fund                James Roy Fitzpatrick and
A Class                                Janice C. Fitzpatrick  Jt Wros
                                       6295 Whitmar Pl.  Apt. S
                                       Memphis, TN 38120-4212

Delaware Blue Chip Fund                Merrill Lynch, Pierce, Fenner & Smith
B Class                                For the Sole Benefit of its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 3rd Floor
                                       Jacksonville, FL 32246-6484

Class                                  Name and Address of Account                          Share Amount           Percentage
-----                                  ---------------------------                          ------------           ----------

Delaware Blue Chip Fund                Merrill Lynch, Pierce, Fenner & Smith
C Class                                For the Sole Benefit of its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 3rd Floor
                                       Jacksonville, FL 32246-6484

Delaware Blue Chip Fund                RS DMTC 401(k) Plan
Institutional Class                    Aero Corporation 401(k) Plan
                                       Attn: Retirement Plans
                                       1818 Market Street
                                       Philadelphia, PA 19103-3682

                                       RS DMC Employee Profit Sharing Plan
                                       Delaware Fund Employee Profit
                                       Sharing Trust
                                       c/o Rick Seidel
                                       1818 Market Street
                                       Philadelphia, PA 19103-3682

Delaware Social                        Reliance Trust Company
Awareness Fund A Class                 Cust. FBO Sisters of Mercy NC
                                       P.O. Box 48449
                                       Atlanta, GA 30362-1449

Delaware Social                        Merrill Lynch, Pierce, Fenner & Smith
Awareness Fund C Class                 For the Sole Benefit of its Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 2nd Fl.
                                       Jacksonville, FL 32246-6484

                                       Advest Inc.
                                       320-12643-18
                                       90 State House Square
                                       Hartford, CT 06103-3702

Delaware Social                        RS DMC Employee Profit Sharing Plan
Awareness Fund                         Delaware Management Co.
Institutional Class                    Employee Profit Sharing Trust
                                       c/o Rick Seidel
                                       1818 Market Street
                                       Philadelphia, PA 19103-3682

Class                                  Name and Address of Account                          Share Amount           Percentage
-----                                  ---------------------------                          ------------           ----------

Delaware Diversified                   Delaware Management Business Trust DIA
Value Fund A Class                     Attn: Joseph H. Hastings
                                       1818 Market Street 16th Floor
                                       Philadelphia, PA 19103-3691

Delaware Diversified                   Lincoln National Life Insurance Co.
Value Fund Institutional Class         1300 S. Clinton Street
                                       Fort Wayne, IN 46802-3518

         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters currently located in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Certain officers and trustees of Equity Funds II hold identical positions in each of the other funds in the Delaware Investments family. Trustees and principal officers of Equity Funds II are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is One Commerce Square, Philadelphia, PA 19103.


Trustee/Officer                                Business Experience
*Wayne A. Stork (62)                           Chairman, Trustee and/or Director of Equity Funds II and each of the other 32 investment companies in the Delaware Investments family.

                                               Chairman and Director of Delaware Management Holdings, Inc. Director of Delaware
                                               International Advisers Ltd.

                                               Prior to January 1, 1999, Mr. Stork was Director of Delaware Capital Management,
                                               Inc.; Chairman, President and Chief Executive Officer and Director/Trustee of DMH
                                               Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.; Chairman, President,
                                               Chief Executive Officer, Chief Investment Officer and Director/Trustee of Delaware
                                               Management Company, Inc. and Delaware Management Business Trust; Chairman, President,
                                               Chief Executive Officer and Chief Investment Officer of Delaware Management Company
                                               (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer
                                               and Chief Investment Officer of Delaware Investment Advisers (a series of Delaware
                                               Management Business Trust); Chairman and Chief Executive Officer of Delaware
                                               International Advisers Ltd.; Chairman, Chief Executive Officer and Director of
                                               Delaware International Holdings Ltd.; Chief Executive Officer of Delaware Management
                                               Holdings, Inc.; President and Chief Executive Officer of Delvoy, Inc.; Chairman of
                                               Delaware Distributors, L.P.; Director of Delaware Service Company, Inc. and
                                               Retirement Financial Services, Inc.

                                               In addition, during the five years prior to January 1, 1999, Mr. Stork has served in various executive capacities at different times within Delaware Investments.

----------------------
*Trustee affiliated with Equity Funds II's investment manager and considered an "interested person" as defined in the 1940 Act.

Trustee/Officer                                Business Experience
*David K. Downes (60)                          President/Chief Executive Officer, Trustee and/or Director of Equity Funds II and
                                               each of the other 32 investment companies in the Delaware Investments family.

                                               President and Director of Delaware Management Company, Inc.

                                               President of Delaware Management Company (a series of Delaware Management Business
                                               Trust)

                                               President/Chief Executive Officer and Director of Delaware Capital Management, Inc.

                                               President/Chief Operating Officer/Chief Financial Officer and Director of Delaware
                                               International Holdings Ltd.

                                               Chairman/President/Chief Executive Officer and Director of Delaware Service Company,
                                               Inc.

                                               Chairman and Director of Delaware Management Trust Company and Retirement Financial
                                               Services, Inc.

                                               Executive Vice President/Chief Operating Officer/Chief Financial Officer of Delaware
                                               Management Holdings, Inc., Founders CBO Corporation, Delaware Investment Advisers (a
                                               series of Delaware Management Business Trust) and Delaware Distributors, L.P.

                                               Executive Vice President/Chief Operating Officer/Chief Financial Officer and Director
                                               of DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.

                                               Director of Delaware International Advisers Ltd.

                                               During the past five years, Mr. Downes has served in various executive capacities at different times within Delaware Investments.

----------------------
*Trustee affiliated with Equity Funds II's investment manager and considered an "interested person" as defined in the 1940 Act.

Officer                                        Business Experience
Richard G. Unruh, Jr. (59)                     Executive Vice President/Chief Investment Officer/Chief Financial Officer, Equity of
                                               Equity Funds II, each of the other 32 investment companies in the Delaware
                                               Investments family and Delaware Management Holdings, Inc.

                                               Chief Executive Officer/Chief Investment Officer, DIA-Equity of Delaware Investment
                                               Advisers (a series of Delaware Management Business Trust)

                                               Executive Vice President/Chief Investment Officer DMC-Equity of Delaware Management
                                               Company (a series of Delaware Management Business Trust)

                                               Executive Vice President of Delaware Capital Management, Inc.

                                               Director of Delaware International Advisers Ltd.

                                               During the past five years, Mr. Unruh has served in various executive capacities at different times within Delaware Investments.

H. Thomas McMeekin (46)                        Executive Vice President/ Chief Investment Officer, Fixed Income of Equity Funds II
                                               and each of the other 32 investment companies in the Delaware Investments family.

                                               Director of Delaware Management Holdings, Inc.

                                               Executive Vice President/Chief Investment Officer, DMC-Fixed Income of Delaware
                                               Management Company (a series of Delaware Management Business Trust)

                                               Executive Vice President of Delaware Management Holdings, Inc. and Delaware Capital
                                               Management, Inc.

                                               President and Director of Lincoln Investment Management, Inc.

                                               Mr. McMeekin joined Delaware Investments in 1999. He has been employed in various executive capacities by Lincoln National Corporation from 1994 to present.

Officer                                        Business Experience
Richard J. Flannery (41)                       Executive Vice President/General Counsel of Equity Funds II and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                               Holdings, Inc., Delaware Distributors, L.P., Delaware Management Company (a series of
                                               Delaware Management Business Trust) and Delaware Investment Advisers (a series of
                                               Delaware Management Business Trust), Founders CBO Corporation, Founders Holdings,
                                               Inc., Delvoy, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Service
                                               Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc.
                                               and Delaware Management Trust Company.

                                               Executive Vice President/General Counsel and Director Delaware Distributors, Inc. and
                                               Delaware International Holdings Ltd.

                                               Executive Vice President and Trustee of Delaware Management Business Trust.

                                               Director of Delaware International Advisers Ltd.

                                               Director of HYPPCO Finance Company Ltd.

                                               During the past five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments.

Walter P. Babich (71)                          Trustee and/or Director of Equity Funds II and each of the other 32 investment companies in the Delaware Investments family.

                                               460 North Gulph Road, King of Prussia, PA 19406

                                               Board Chairman, Citadel Constructors, Inc.

                                               From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to
                                               1991, he was a partner of I&L Investors.

Trustee                                        Business Experience
Walter P. Babich (71)                          Trustee and/or Director of Equity Funds II and each of the other 32 investment companies in the Delaware Investments family.

                                               460 North Gulph Road, King of Prussia, PA 19406

                                               Board Chairman, Citadel Constructors, Inc.

                                               From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to
                                               1991, he was a partner of I&L Investors.

John H. Durham (62)                            Trustee and/or Director of Equity Funds II and 18 other investment companies in the
                                               Delaware Investments family.

                                               Private Investor.

                                               P.O. Box 819, Gwynedd Valley, PA 19437

                                               Mr. Durham served as Chairman of the Board of each fund in the Delaware Investments family from 1986 to 1991; President of each fund from 1977 to 1990; and Chief
                                               Executive Officer of each fund from 1984 to 1990. Prior to 1992, with respect to
                                               Delaware Management Holdings, Inc., Delaware Management Company, Delaware
                                               Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times. He was also a
                                               Partner of Complete Care Services from 1995 to 1999.

Anthony D. Knerr (61)                          Trustee and/or Director of Equity Funds II and each of the 32 other investment companies in the Delaware Investments family.

                                               500 Fifth Avenue, New York, NY 10110

                                               Founder and Managing Director, Anthony Knerr & Associates

                                               From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of
                                               Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc.,
                                               New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.


Trustee                                        Business Experience
Ann R. Leven (59)                              Trustee and/or Director of Equity Funds II and each of the other 32 other investment companies in the Delaware Investments family.

                                               785 Park Avenue, New York, NY 10021

                                               Treasurer, National Gallery of Art

                                               From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the
                                               Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct
                                               Professor of Columbia Business School.

Thomas F. Madison (63)                         Trustee and/or Director of Equity Funds II and each of the other 32 investment companies in the Delaware Investments family

                                               200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                               President and Chief Executive Officer, MLM Partners, Inc.

                                               Mr. Madison has also been Chairman of the Board of Communications Holdings, Inc.
                                               since 1996. From February to September 1994, Mr. Madison served as Vice
                                               Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from
                                               1988 to 1993, he was President of U.S. WEST Communications--Markets.

Charles E. Peck (74)                           Trustee and/or Director of Equity Funds II and each of the other 32 investment companies in the Delaware Investments family.

                                               P.O. Box 1102, Columbia, MD 21044

                                               Secretary/Treasurer, Enterprise Homes, Inc.

                                               From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The Ryland
                                               Group, Inc., Columbia, MD.


Trustee                                        Business Experience
Janet L. Yeomans (51)                          Trustee and/or Director of Equity Funds II and each of the other 32 other investment companies in the Delaware Investments family.

                                               Building 220-13W-37, St. Paul, MN 55144

                                               Vice President and Treasurer, 3M Corporation. President, 3M Investment Management
                                               Corporation

                                               From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial Markets for
                                               the 3M Corporation; Manager of Benefit Fund Investments for the 3M Corporation,
                                               1985-1987; Manager of Pension Funds for the 3M Corporation, 1983-1985;
                                               Consultant--Investment Technology Group of Chase Econometrics, 1982-1983; Consultant
                                               for Data Resources, 1980-1982; Programmer for the Federal Reserve Bank of Chicago,
                                               1970-1974.

Officer                                        Business Experience
Eric E. Miller (46)                            Senior Vice President/Deputy General Counsel/Secretary of Equity Funds II and each of the other 32 investment companies in Delaware Investments family.

                                               Senior Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                               Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management Company,
                                               Inc., Delaware Management Company (a series of Delaware Management Business Trust)
                                               and Delaware Investment Advisers (a series of Delaware Management Business Trust),
                                               Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                               Financial Services, Inc., Delaware Distributors, Inc., Delaware Distributors, L.P.
                                               and Founders Holdings, Inc.

                                               During the past five years, Mr. Miller has served in various executive capacities at different times within Delaware Investments.


Officer                                        Business Experience
Joseph H. Hastings (50)                        Senior Vice President/Corporate Controller of Equity Funds II and each of the other
                                               32 investment companies in the Delaware Investments family.

                                               Senior Vice President/Treasurer/Corporate Controller of Delaware Management Holdings,
                                               Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Business
                                               Trust, Delaware Management Company (a series of Delaware Management Business Trust)
                                               and Delaware Investment Advisers (a series of Delaware Management Business Trust),
                                               Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company,
                                               Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd.,
                                               Delvoy, Inc., and Founders Holdings, Inc.

                                               Chief Financial Officer of Retirement Financial Services, Inc.

                                               Executive Vice President/Treasurer/Chief Financial Officer of Delaware Management
                                               Trust Company

                                               Senior Vice President/Assistant Treasurer of Founders CBO Corporation

                                               During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.

Officer                                        Business Experience
Michael P. Bishof (37)                         Senior Vice President/Treasurer of Equity Funds II and each of the other 32 investment companies in the Delaware Investments family.

                                               Senior Vice President/Investment Accounting of Delaware Service Company, Inc. and
                                               Delaware Capital Management, Inc., Delaware Distributors, L.P. and Delaware
                                               Management Company (a series of Delaware Management Business Trust)

                                               Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers
                                               (a series of Delaware Management Business Trust) and Founders Holdings, Inc.

                                               Senior Vice President/Manager of Investment Accounting of Delaware International
                                               Holdings, Inc.

                                               Senior Vice President/Assistant Treasurer of Founders CBO Corporation

                                               Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for
                                               Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston
                                               Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

Officer                                        Business Experience

John B. Fields (53)                            Vice President/Senior Portfolio Manager of Equity Funds II and each of the other 32 investment companies in the Delaware Investments family, Delaware Capital Management,
                                               Inc., Delaware Management Company (a series of Delaware Management Business Trust)
                                               and Delaware Investment Advisers (a series of Delaware Management Business Trust)

                                               Trustee of Delaware Management Business Trust

                                               During the past five years, Mr. Fields has served in various capacities at different times within Delaware Investments.

J. Paul Dokas (40)                             Vice President/Portfolio Manager of Equity Funds II and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company
                                               (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                               series of Delaware Management Business Trust)

                                               Before joining Delaware Investments in 1997, Mr. Dokas was a Director of Trust
                                               Investments for Bell Atlantic Corporation in Philadelphia, where he held various positions from 1985 to 1997.


      The following is a compensation table listing for each trustee entitled to receive compensation, the following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Equity Funds II during its fiscal year and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee or director during Equity Funds II's fiscal year and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Trustees/Directors as of November 30, 1999. Only the independent trustees of Equity Funds II receive compensation from Equity Funds II.

                                                Pension or                                 Total
                             Aggregate          Retirement         Estimated            Compensation
                           Compensation      Benefits Accrued        Annual          from the Investment
                             received       as Part of Equity       Benefits             Companies
                               from             Funds II's            Upon              in Delaware
                         Equity Funds II         Expenses         Retirement(1)       Investments(2)
Name(3)
Ann R. Leven                $00,000                 None            $38,500               $00,000
Walter P. Babich             $0,000                 None            $38,500               $00,000
Anthony D. Knerr             $0,000                 None            $38,500               $00,000
Charles E. Peck              $0,000                 None            $38,500               $00,000
Thomas F. Madison            $0,000                 None            $38,500               $00,000
John H. Durham               $0,000                 None            $32,180               $00,000
Janet L. Yeomans (4)         $0,000                 None            $38,000               $00,000
========================================================================================================

(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested trustee/trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee or director for a period equal to the lesser of the number of years that such person served as a director or trustee or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustee/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of November 30, 1998, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent trustee/director (other than John H. Durham) currently receives a total annual retainer fee of $38,500 for serving as a trustee or director for all 34 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John H. Durham currently receives a total annual retainer fee of $31,180 for serving as a trustee or director for 19 investment companies in Delaware Investments, plus $1,810 for each Board Meeting attended. Ann R. Leven, Anthony D. Knerr, Charles E. Peck and Thomas F. Madison serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

(3) W. Thacher Longstreth served as an independent trustee of Equity Funds II during its last fiscal year for the period August 1, 1998 through March 17, 1999, the date on which he retired. For this period, Mr. Longstreth received $3,598 from Equity Funds II and $50,780 from all investment companies in the Delaware Investments family.

(4) Janet L. Yeomans joined the Board of Trustees of all investment companies in the Delaware Investments family in March 1999 for some funds and in April 1999 for other funds.

GENERAL INFORMATION

         Equity Funds II is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940. Equity Funds II was first organized as a Delaware corporation in 1956 and was subsequently reorganized as a Maryland corporation on March 4, 1983 and as a Delaware business trust on November 30, 1999.

         The Manager is the investment manager of the Funds. The Manager also provides investment management services to certain of the other funds available from the Delaware Investments family. An affiliate of the Manager manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

         The Manager and its affiliate Delaware International Advisers Ltd., manage the investment options for Delaware-Lincoln Choice Plus and Delaware Medallion (SM) III Variable Annuities. Choice Plus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Choice Plus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. The Manager or Delaware International Advisers Ltd. also manages many of the investment options for the Delaware-Lincoln Choice Plus Variable Annuity. Choice Plus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by ten leading money managers. See Delaware Group Premium Fund, in Appendix B.

         Access persons and advisory persons of the Delaware Investments family of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions by certain covered persons in certain securities may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for each of the Funds and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from each Fund on behalf of their respective Class A Shares, after reallowances to dealers, as follows:

                       Delaware Decatur Equity Income Fund

 Fiscal              Total Amount               Amounts                  Net
  Year             of Underwriting             Reallowed             Commission
 Ended               Commission               to Dealers              to DDLP
 -----             ---------------           ------------             ----------
11/30/99              $0,000,000              $0,000,000               $000,000
11/30/98               2,260,967               1,880,809                380,158
11/30/97               2,632,798               2,164,821                467,977

                         Delaware Growth and Income Fund

 Fiscal              Total Amount               Amounts                  Net
  Year             of Underwriting             Reallowed             Commission
 Ended               Commission               to Dealers              to DDLP
 -----             ---------------           ------------             ----------
11/30/99              $0,000,000              $0,000,000               $000,000
11/30/98               2,881,036               2,398,246                482,790
11/30/97               2,530,072               2,104,851                425,221

                             Delaware Blue Chip Fund

 Fiscal              Total Amount               Amounts                  Net
  Year             of Underwriting             Reallowed             Commission
 Ended               Commission               to Dealers              to DDLP
 -----             ---------------           ------------             ----------
11/30/99              $000,000                   $00,000                $00,000
11/30/98               118,681                    98,864                 19,817
11/30/97*               71,225                    63,548                  7,677

*Commenced operations on February 24, 1997.


                              Social Awareness Fund

 Fiscal              Total Amount               Amounts                  Net
  Year             of Underwriting             Reallowed             Commission
 Ended               Commission               to Dealers              to DDLP
 -----             ---------------           ------------             ----------
11/30/99              $000,000                  $000,000               $000,000
11/30/98               759,935                   634,359                125,576
11/30/97*              258,024                   224,473                 33,551

*Commenced operations on February 24, 1997.


                             Diversified Value Fund

 Fiscal              Total Amount               Amounts                  Net
  Year             of Underwriting             Reallowed             Commission
 Ended               Commission               to Dealers              to DDLP
 -----             ---------------           ------------             ----------
 1/30/99              $000,000                  $000,000                $00,000
 1/30/98*                 ----                      ----                   ----


*Commenced operations on September 15, 1998.

                  The Distributor received Limited CDSC payments with respect to Class A Shares of each Fund as follows:

                              Limited CDSC Payments


                  Delaware               Delaware
                  Decatur                 Growth               Delaware              Delaware             Delaware
Fiscal          Equity Income           and Income            Blue Chip          Social Awareness     Diversified Value
Year Ended      Fund B Class           Fund B Class          Fund B Class*         Fund A Class*       Fund A Class**
----------      ------------           ------------          ------------          ------------        ------------
11/30/99          $0,000                  $0,000               $0,000                   $000                 $000
11/30/98            ----                   1,095                    0                    260                 ----
11/30/97            ----                   2,399                 ----                   ----                  N/A


* Commenced operations on February 24, 1997.
**Commenced operations on September 15, 1998.


         The Distributor received CDSC payments with respect to Class B Shares of each Fund as follows:

                                  CDSC Payments

                  Delaware               Delaware
                  Decatur                 Growth               Delaware              Delaware             Delaware
Fiscal          Equity Income           and Income            Blue Chip          Social Awareness     Diversified Value
Year Ended      Fund B Class           Fund B Class          Fund B Class*         Fund B Class*       Fund B Class**
----------      ------------           ------------          ------------          ------------        ------------
11/30/99          $000,000              $000,000               $0,000                $00,000                $000
11/30/98          $321,946              $311,926               $5,052                $31,703                 ----
11/30/97           150,241               171,099                  757                  2,387                  N/A


* Commenced operations on February 24, 1997.
**Commenced operations on September 15, 1998.


         The Distributor received CDSC payments with respect to Class C Shares of each Fund as follows:

                                  CDSC Payments

                  Delaware               Delaware
                  Decatur                 Growth               Delaware              Delaware             Delaware
Fiscal          Equity Income           and Income            Blue Chip          Social Awareness     Diversified Value
Year Ended      Fund C Class           Fund C Class          Fund C Class*         Fund C Class*       Fund C Class**
----------      ------------           ------------          ------------          ------------        ------------
11/30/99           $0,000                $00,000                 $000                 $0,000                  $000
11/30/98           $4,581                $12,445                 $161                 $1,382                  ----
11/30/97            3,768                  5,019                  -0-                     10                   N/A

* Commenced operations on February 24, 1997.
**Commenced operations on September 15, 1998.


         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the unaffiliated trustees. The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including each Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Equity Funds II's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Equity Funds II to delete the words "Delaware Group" from Equity Funds II's name.

         The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of each Fund's securities and cash. As custodian for a Fund, Chase maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization
      Equity Funds II has an unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Each fund offers four classes of shares, each representing a proportionate interest in the assets of that Fund, and each having the same voting and other rights and preferences as the other classes, except that shares of a fund's Institutional Class may not vote on matters affecting that fund's Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares of a fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of a fund may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plans relating to its Class A Shares. General expenses of a fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of each Fund's Class A, Class B and Class C Shares will be allocated solely to those classes.

                  All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

         While shares of Equity Funds II have equal voting rights on matters affecting the Funds, each Fund would vote separately on any matter which it is directly affected by, such as any change in its fundamental investment policies and as otherwise prescribed by the 1940 Act. Shares of each Fund have a priority in that Fund's assets, and in gains on and income from the portfolio of that Fund.

         Shares of each Class of a Fund represent a proportionate interest in the assets of such Fund, and have the same voting and other rights and preferences as the other classes of that Fund, except that shares of a Fund's Institutional Class may not vote on any matter affecting the Fund Classes' Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares of a Fund may vote only on matters affecting the 12b-1 Plan that relates to the Class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by a Fund under the 12b-1 Plan relating to its Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the 12b-1 Plans of each Fund's Class A Shares, Class B Shares and Class C Shares will be allocated solely to those classes.

         Prior to January 13, 1994, Delaware Decatur Equity Income Fund offered only one class of shares, the class currently designated Class A Shares. Beginning January 13, 1994, Delaware Decatur Equity Income Fund began offering its Institutional Class, beginning September 6, 1994, Delaware Decatur Equity Income Fund began offering its Class B Shares, and beginning November 29, 1995, Delaware Decatur Equity Income Fund began offering its Class C Shares. Prior to July 26, 1993, Delaware Growth and Income Fund offered only one class of shares, the class currently designated Class A Shares. Beginning July 26, 1993, Delaware Growth and Income Fund began offering its Institutional Class, beginning September 6, 1994, Delaware Growth and Income Fund began offering its Class B Shares, and beginning November 29, 1995, Delaware Growth and Income Fund began offering its Class C Shares.

         Prior to May 2, 1994, the Decatur Equity Income Fund series was named the Decatur I Series (which was known and did business as Decatur Fund I). From May 2, 1994 to September 5, 1994, Decatur Equity Income Fund A Class was known as the Decatur Income Fund class and prior to May 2, 1994, it was known as the Decatur Fund I class. From May 2, 1994 to September 5, 1994, Decatur Equity Income Fund Institutional Class was known as the Decatur Income Fund (Institutional) class and prior to May 2, 1994, it was known as the Decatur Fund I (Institutional) class.

         Prior to May 2, 1994, the Growth and Income Fund series was named the Decatur II Series (which was known and did business as Decatur Fund II). From May 2, 1994 to September 5, 1994, Growth and Income Fund A Class was known as the Decatur Total Return Fund class and prior to May 2, 1994, it was known as the Decatur Fund II class. From May 2, 1994 to September 5, 1994, Growth and Income Fund Institutional Class was known as the Decatur Total Return Fund (Institutional) class and prior to May 2, 1994, it was known as the Decatur Fund II (Institutional) class.

         Effective as of the close of business on February 21, 1997, the name Delaware Group Decatur Fund, Inc. was changed to Delaware Group Equity Funds II, Inc. Effective as of the close of business on January 28, 1998, the name of Quantum Fund series and its classes were renamed Social Awareness Fund.

         Effective as of the close of business on January 28, 1999, the name of Decatur Income Fund and its Classes changed to Decatur Equity Income Fund and the name of Decatur Total Return Fund and its Classes changed to Growth and Income Fund.

         Effective as of the close of business on August 16, 1999, the name of Decatur Equity Income Fund and its Classes changed to Delaware Decatur Equity Income Fund; Growth and Income Fund and its Classes changed to Delaware Growth and Income Fund; Blue Chip Fund and its classes changed to Delaware Blue Chip Fund; Social Awareness and its Classes changed to Delaware Social Awareness Fund; and Diversified Growth Fund and its Classes changed to Delaware Diversified Growth Fund.

         Effective November 23, 1999, Delaware Group Equity Funds II, Inc. changed its name to Delaware Group Equity Funds II.

Noncumulative Voting
         Equity Funds II's shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Equity Funds II voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.



FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditors for Delaware Group Equity Funds II and, in its capacity as such, audits the annual financial statements of the Funds. Each Fund's Statement of Net Assets, Statement of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended November 30, 1999 are included in Delaware Group Equity Funds II Annual Reports to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP, listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A--RATINGS

Bonds
         Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from Standard & Poor's Rating Group ("S&P") description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

APPENDIX B - INVESTMENT OBJECTIVES OF THE OTHER FUNDS IN THE DELAWARE INVESTMENTS FAMILY

         Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Delaware Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

         Delaware Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         Delaware DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

         Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. it seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

         Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Delaware Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital. Delaware Tax-Free Ohio Fund seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital. Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal income tax and Pennsylvania state and local taxes, consistent with the preservation of capital.

         Delaware Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Delaware Foundation Funds Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Delaware Foundation Funds Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Delaware Foundation Funds Growth Portfolio seeks long term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds.

         Delaware International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Delaware Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Delaware Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. Delaware New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

         Delaware Group Premium Fund, Inc. offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware Balanced Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Small Cap Value Series seeks capital appreciation by investing primarily in small-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Strategic Income Series seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities. Social Awareness Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. REIT Series seeks to achieve maximum long-term total return, with capital appreciation as a secondary objective, by investing in securities of companies primarily engaged in the real estate industry. Aggressive Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies which the manager believes have the potential for high earnings growth. U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its investment objective by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

         Delaware U.S. Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital. Delaware Montana Municipal Bond Fund seek as high a level of current income exempt from federal income tax and from the Montana personal income tax, as is consistent with preservation of capital.

         Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Delaware Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

         Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Investments at 800-523-1918, and shareholders of the Institutional Class should contact Delaware Investments at 800-510-4015.


INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA  19103

SUB-ADVISER
Delaware Blue Chip Fund and
Delaware Social Awareness Fund:
Vantage Investment Advisors
630 Fifth Avenue
New York, NY 10111

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

--------------------------------------------
DELAWARE DECATUR EQUITY INCOME FUND

DELAWARE GROWTH AND INCOME FUND

DELAWARE BLUE CHIP FUND
DELAWARE SOCIAL AWARENESS FUND

DELAWARE DIVERSIFIED VALUE FUND
--------------------------------------------

A CLASSES
B CLASSES
C CLASSES
--------------------------------------------

INSTITUTIONAL CLASSES
--------------------------------------------

DELAWARE GROUP EQUITY FUNDS II
--------------------------------------------






PART B

STATEMENT OF
ADDITIONAL INFORMATION

--------------------------------------------
JANUARY 31, 2000









                                                               -----------------
                                                               [GRAPHIC OMITTED]
                                                               -----------------

                                     PART C

                                Other Information


Item 23.       Exhibits

               (a)       Agreement and Declaration of Trust.

                        (1)   Agreement and Declaration of Trust (December 17,
                              1998) incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.

                        (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.

               (b) By-Laws. By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.

               (c)       Copies of All Instruments Defining the Rights of
                         Holders.

                        (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.

                        (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.


               (d)       Investment Management Agreements.

                         (1)  Form of Investment Management Agreement (November
                              1999) between Delaware Management Company and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.

                         (2) Form of Sub-Advisory Agreement (November 1999) between Delaware Management Company and Vantage Global Advisors, Inc. on behalf of Delaware Blue Chip Fund incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.

                         (3) Form of Sub-Advisory Agreement (November 1999) between Delaware Management Company and Vantage Global Advisors, Inc. on behalf of Delaware Social Awareness Fund incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.

               (e)       (1)  Distribution Agreement. Form of Distribution
                              Agreement (November 1999) between Delaware
                              Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 110 filed July 1, 1998.

                         (2) Administration and Service Agreement. Form of Administration and Service Agreement (as amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 104 filed November 27, 1995.

                         (3) Dealer's Agreement. Form of Dealer's Agreement (as amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 104 filed November 27, 1995.

                         (4) Form of Mutual Fund Agreement for the Delaware Group of Funds (November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 105 filed January 30, 1996.

               (f)  Inapplicable.

               (g)  Custodian Agreements.

                         (1) Form of Custodian Agreement (November 1999) between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 106 filed December 10, 1996, Post-Effective Amendment No. 109 filed January 30, 1998, Post-Effective Amendment No. 110 filed July 1, 1998 and Post-Effective Amendment No. 112 filed January 29, 1999.

                          (2) Form of Securities Lending Agreement (November
                              1999) between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No.
                              106 filed December 10, 1996.

                   (h)     Other Material Contracts.

                           (1) Form of Shareholders Services Agreement (November 1999) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 110 filed July 1, 1998.

                           (3)      Form of Fund Accounting Agreement (November
                                    1999) between Delaware Service Company, Inc.
                                    and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 106 filed December 10, 1996.

                   (i) Legal Opinion. Incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.

                   (j)     Consent of Auditors. To be filed by Amendment.

                   (k)     Inapplicable.

                   (l)     Inapplicable.

                   (m)     Plans under Rule 12b-1.

                           (10) Form of Plan under Rule 12b-1 for Class A (November 1999) incorporated into this filing by reference to Post-Effective Amendment No. 110 filed July 1, 1998.

                           (11) Form of Plan under Rule 12b-1 for Class B (November 1999) incorporated into this filing by reference to Post-Effective Amendment No. 110 filed July 1, 1998.

                           (12) Form of Plan under Rule 12b-1 for Class C (November 1999) incorporated into this filing by reference to Post-Effective Amendment No. 110 filed July 1, 1998.

                   (n)     Plan under Rule 18f-3.

                           (1)      Form of Plan under Rule 18f-3 (November
                                    1998) incorporated into this filing by
                                    reference to Post-Effective Amendment No.
                                    110 filed July 1, 1998.

                   (p)     Other:   Trustees' Power of Attorney. Incorporated
                                    into this filing by reference to
                                    Post-Effective Amendment No. 113 filed
                                    November 22, 1999.

Item 24.           Persons Controlled by or under Common Control with
                   Registrant.  None.

Item 25. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.

Item 26.           Business and Other Connections of Investment Adviser.

                   (a) Delaware Management Company, a series of Delaware Management Business Trust, (the "Manager") serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Inc., Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Inc., Delaware Group Equity Funds V, Inc., Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Delaware Group Tax-Free Fund, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware Group Premium Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Adviser Funds, Inc., Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Voyageur Intermediate Tax-Free Funds,Voyageur Tax-Free Funds, Voyageur Funds, Inc., Voyageur Insured Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.). In addition, certain officers of the Manager also serve as directors/trustees of the other funds in the Delaware Investments family, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's indirect parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

------------------------------------------------- ------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*              and other Positions and Offices Held
------------------------------------------------- ------------------------------------------------------------------------------
                                                  President of Delaware Management Company (a series of Delaware Management
David K. Downes                                   Business Trust); President, Chief Executive Officer and Director of Delaware
                                                  Capital Management, Inc.; Director of Delaware International Advisers Ltd.;
                                                  President, Chief Executive Officer, Chief Operating Officer, Chief Financial
                                                  Officer and Director/Trustee of the Registrant and each of the other investment companies in the Delaware Investments family; President and
                                                  Director of Delaware Management Company, Inc.; Chairman, President, Chief
                                                  Executive Officer and Director of Delaware Service Company, Inc.; President,
                                                  Chief Operating Officer, Chief Financial Officer and Director of Delaware
                                                  International Holdings Ltd.; Chairman and Director of Delaware Management
                                                  Trust Company and Retirement Financial Services, Inc.; Executive Vice
                                                  President, Chief Operating Officer, Chief Financial Officer of Delaware
                                                  Management Holdings, Inc., Founders CBO Corporation, Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust) and Delaware
                                                  Distributors, L.P.; Executive Vice President, Chief Operating Officer, Chief
                                                  Financial Officer and Director of DMH Corp., Delaware Distributors, Inc.,
                                                  Founders Holdings, Inc. and Delvoy, Inc.; Executive Vice President and
                                                  Trustee of Delaware Management Business Trust

                                                   Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8
                                                   Clayton Place, Newtown Square, PA
------------------------------------------------- ------------------------------------------------------------------------------

------------------------------------------------- ------------------------------------------------------------------------------
Name and Principal Business Address*              Positions and Offices with Delaware Management Company and its affiliates and other Positions and Offices Held
------------------------------------------------- ------------------------------------------------------------------------------
                                                  Executive Vice President/General Counsel of the Registrant and each of the
Richard J. Flannery                               other investment companies in the Delaware Investments family, Delaware
                                                  Management Holdings, Inc., Delaware Distributors, L.P., Delaware Management
                                                  Company (a series of Delaware Management Business Trust), Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust) and
                                                  Founders CBO Corporation; Director of Delaware International Advisers Ltd.;
                                                  Executive Vice President/General Counsel and Director of Delaware
                                                  International Holdings Ltd., Founders Holdings, Inc., Delvoy, Inc., DMH
                                                  Corp., Delaware Management Company, Inc., Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Distributors, Inc. and Delaware Management Trust Company.;
                                                  Executive Vice President and Trustee of Delaware Management Business Trust;
                                                  Director of HYPPCO Finance Company Ltd.

                                                  Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton,
                                                  PA; Director and Member of Executive Committee of Stonewall Links, Inc.
                                                  since 1991, Bulltown Rd., Elverton, PA
------------------------------------------------- ------------------------------------------------------------------------------
                                                  Executive Vice President/Chief Investment Officer of Delaware Management
Richard G. Unruh                                  Company (a series of Delaware Management Business Trust); Director of
                                                  Delaware International Advisers Ltd.; Executive Vice President and Chief
                                                  Investment Officer, Equity of the Registrant and each of the other investment companies in the Delaware Investments family; Chief Executive
                                                  Officer/Chief Investment Officer of Delaware Investment Advisers (a series of Delaware Management Business Trust); Executive Vice President of Delaware
                                                  Management Holdings, Inc. and Delaware Capital Management, Inc.; Executive
                                                  Vice President and Trustee of  Delaware Management Business Trust

                                                  Board of Directors, Chairman of Finance Committee, Keystone Insurance Company
                                                  since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors,
                                                  Chairman of Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market
                                                  Street, Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911
                                                  Freedom Drive, Reston, VA
------------------------------------------------- ------------------------------------------------------------------------------
H. Thomas McMeekin(1)                             Executive Vice President of Delaware Management Business Trust; Executive
                                                  Vice President/Chief Investment Officer DMC-Fixed Income of Delaware
                                                  Management Company (a series of Delaware Management Business Trust);
                                                  Executive Vice President/Chief Investment Officer DIA-Fixed Income of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Executive Vice President of Delaware Capital Management, Inc.;
                                                  Executive Vice President and Director of Delaware Management Holdings, Inc.;
                                                  Executive Vice President and Chief Investment Officer, Fixed Income of the
                                                  Registrant and each of the other investment companies in the Delaware Investments family.
------------------------------------------------- ------------------------------------------------------------------------------
William E. Dodge(2)                               Executive Vice President/Chief Investment Officer, DMC-Equity of Delaware
                                                  Management Company (a series of Delaware Management Trust Company); Executive
                                                  Vice President of Delaware Management Business Trust; President/Chief
                                                  Investment Officer, DIA-Equity of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust)
------------------------------------------------- ------------------------------------------------------------------------------

Douglas L. Anderson                               Senior Vice President/Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust; Senior Vice President/Operations of
                                                  Delaware Service Company, Inc.; Senior Vice President/Operations of
                                                  Retirement Financial Services, Inc.; Senior Vice President/Operations of
                                                  Delaware Management Trust Company.
------------------------------------------------- ------------------------------------------------------------------------------

------------------------------------------------- ------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*              and other Positions and Offices Held
------------------------------------------------- ------------------------------------------------------------------------------
Michael P. Bishof                                 Senior Vice President/Investment Accounting of Delaware Management Company
                                                  (a series of Delaware Management Business Trust), Delaware Service Company,
                                                  Inc. and Delaware Capital Management, Inc. and Founders Holdings, Inc.;
                                                  Senior Vice President and Treasurer of the Registrant and each of the other investment companies in the Delaware Investments family; Senior Vice
                                                  President and Treasurer/ Investment Accounting of Delaware Distributors,
                                                  L.P. and Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Senior Vice President/Manager of Investment Accounting of
                                                  Delaware International Holdings, Inc.; Senior Vice President and Assistant
                                                  Treasurer of Founders CBO Corporation
------------------------------------------------- ------------------------------------------------------------------------------
Robert J. DiBraccio                               Senior Vice President/Head of Equity Trading of Delaware Management Company
                                                  (a series of Delaware Management Business Trust); Senior Vice President/Head
                                                  of Equity Trading of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Senior Vice President/Head of Equity Trading of
                                                  Delaware Capital Management, Inc.
------------------------------------------------- ------------------------------------------------------------------------------
John B. Fields                                    Senior Vice President/Senior Portfolio Manager of Delaware Management
                                                  Company  (a series of Delaware Management Business Trust); Trustee of
                                                  Delaware Management Business Trust; Senior Vice President/Senior Portfolio
                                                  Manager of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Senior Vice President/Senior Portfolio Manager of Delaware
                                                  Capital Management, Inc.; Senior Vice President/Senior Portfolio Manager of
                                                  the Registrant and each of the other investment companies in the Delaware
                                                  Investments family.
------------------------------------------------- ------------------------------------------------------------------------------
Gerald S. Frey                                    Senior Vice President/Senior Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family, Delaware
                                                  Management Company (a series of Delaware Management Business Trust), Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust) and
                                                  Delaware Capital Management, Inc.

------------------------------------------------- ------------------------------------------------------------------------------
Susan L. Hanson                                   Senior Vice President/Global Marketing and Client Services of Delaware
                                                  Management Company  (a series of Delaware Management Business Trust); Senior
                                                  Vice President/Global Marketing and Client Services of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ------------------------------------------------------------------------------
Joseph H. Hastings                                Senior Vice President/Corporate Controller and Treasurer of Delaware
                                                  Management Holdings, Inc., DMH Corp., Delvoy , Inc., Delaware Management
                                                  Company, Inc., Delaware Management Business Trust, Delaware Management
                                                  Company (a series of Delaware Management Business Trust), Delaware
                                                  Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company,
                                                  Inc., Delaware Capital Management, Inc., Delaware International Holdings
                                                  Ltd., Founders Holdings, Inc. and Delaware Management Business Trust; Senior
                                                  Vice President/Corporate Controller of the Registrant and each of the other investment companies in the Delaware Investments family and Delaware
                                                  Investment Advisers (a series of Delaware Management Business Trust);
                                                  Executive Vice President/Chief Financial Officer/Treasurer of Delaware
                                                  Management Trust Company; Senior Vice President/Assistant Treasurer of
                                                  Founders CBO Corporation; Chief Financial Officer of Retirement Financial
                                                  Services, Inc.
------------------------------------------------- ------------------------------------------------------------------------------
Joanne O. Hutcheson                               Senior Vice President/Human Resources of Delaware Management Company  (a
                                                  series of Delaware Management Business Trust); Senior Vice President/Human
                                                  Resources of Delaware Management Holdings, Inc.; Senior Vice President/Human
                                                  Resources of DMH Corp.; Senior Vice President/Human Resources of Delvoy,
                                                  Inc.; Senior Vice President/Human Resources of Delaware Management Company,
                                                  Inc.; Senior Vice President/Human Resources of Delaware Management Business
                                                  Trust; Senior Vice President/Human Resources of Delaware Investment Advisers
                                                  (a series of Delaware Management Business Trust); Senior Vice
                                                  President/Human Resources of  Delaware Service Company, Inc.; Senior Vice
                                                  President/Human Resources of  Delaware Capital Management, Inc.; Senior Vice
                                                  President/Human Resources of  Delaware Retirement Financial Services, Inc.;
                                                  Senior Vice President/Human Resources of  Delaware Management Trust Company;
                                                  Senior Vice President/Human Resources of  Delaware Distributors, Inc.;
                                                  Senior Vice President/Human Resources of  Delaware Distributors, L.P.;
                                                  Senior Vice President/Human Resources of the Registrant and each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------

------------------------------------------------- ------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*              and other Positions and Offices Held
------------------------------------------------- ------------------------------------------------------------------------------
Richelle S. Maestro                               Senior Vice President, Deputy General Counsel and Secretary of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Senior
                                                  Vice President, Deputy General Counsel and Secretary of Delaware Management
                                                  Holdings, Inc.; Senior Vice President, Deputy General Counsel and Secretary
                                                  of DMH Corp.; Senior Vice President, Deputy General Counsel and Secretary of
                                                  Delaware Management Business Trust; Senior Vice President, Deputy General
                                                  Counsel and Secretary of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Senior Vice President, Deputy General Counsel
                                                  and Secretary of Retirement Financial Services, Inc.; Senior Vice President,
                                                  Deputy General Counsel and Secretary of Delaware Distributors, Inc.; Senior
                                                  Vice President, Deputy General Counsel and Assistant Secretary of Delaware
                                                  Distributors, L.P.; Senior Vice President, Secretary and Deputy General
                                                  Counsel of Delaware Management Trust Company; Senior Vice President,
                                                  Secretary and Deputy General Counsel of Delaware International Holdings
                                                  Ltd.; Senior Vice President, Secretary and Deputy General Counsel of Delvoy,
                                                  Inc.; Senior Vice President, Secretary and Deputy General Counsel of
                                                  Delaware Management Company, Inc.; Senior Vice President, Secretary and
                                                  Deputy General Counsel of Delaware Service Company, Inc.; Senior Vice
                                                  President, Secretary and Deputy General Counsel of Delaware Capital
                                                  Management, Inc.; Secretary of Founders CBO Corporation; Senior Vice
                                                  President, Deputy General Counsel and Secretary of Founders Holdings, Inc.;
                                                  Senior Vice President, Deputy General Counsel and Assistant Secretary of the
                                                  Registrant and each of the other investment companies in the Delaware
                                                  Investments family

                                                  General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane,
                                                  Philadelphia, PA.
------------------------------------------------- ------------------------------------------------------------------------------
Eric E. Miller                                    Senior Vice President, Deputy General Counsel and Assistant Secretary of
                                                  Delaware Management Company (a series of Delaware Management Business
                                                  Trust); Senior Vice President, Deputy General Counsel and Assistant
                                                  Secretary of Delaware Management Holdings, Inc.; Senior Vice President,
                                                  Deputy General Counsel and Assistant Secretary of DMH Corp.; Senior Vice
                                                  President, Deputy General Counsel and Assistant Secretary of Delvoy, Inc.;
                                                  Senior Vice President, Deputy General Counsel and Assistant Secretary of
                                                  Delaware Management Company, Inc.; Senior Vice President, Deputy General
                                                  Counsel and Assistant Secretary of Delaware Management Business Trust;
                                                  Senior Vice President, Deputy General Counsel and Assistant Secretary of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Senior Vice President, Deputy General Counsel and Assistant
                                                  Secretary of Delaware Service Company, Inc.; Senior Vice President, Deputy
                                                  General Counsel and Assistant Secretary of Delaware Capital Management,
                                                  Inc.; Senior Vice President, Deputy General Counsel and Assistant Secretary
                                                  of Retirement Financial Services, Inc.; Senior Vice President, Deputy
                                                  General Counsel and Assistant Secretary of Delaware Distributors, Inc.;
                                                  Senior Vice President, Deputy General Counsel and Assistant Secretary of
                                                  Delaware Distributors, L.P.; Senior Vice President, Deputy General Counsel
                                                  and Assistant Secretary of Founders Holdings, Inc.; Senior Vice President,
                                                  Deputy General Counsel and Secretary of the Registrant and each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------

------------------------------------------------- ------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*              and other Positions and Offices Held
------------------------------------------------- ------------------------------------------------------------------------------
James L. Shields                                  Senior Vice President, Chief Information Officer of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Senior Vice
                                                  President, Chief Information Officer of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust); Senior Vice President, Chief
                                                  Information Officer of Delaware Service Company, Inc.; Senior Vice
                                                  President, Chief Information Officer of Delaware Capital Management Company,
                                                  Inc.; Senior Vice President, Chief Information Officer of Retirement
                                                  Financial Services, Inc.; Senior Vice President, Chief Information Officer
                                                  of Delaware Distributors, L.P.
------------------------------------------------- ------------------------------------------------------------------------------
Gary T. Abrams                                    Vice President/Equity Trading of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Equity Trading of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ------------------------------------------------------------------------------
Christopher S. Adams                              Vice President/Equity Analyst of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Equity Analyst of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ------------------------------------------------------------------------------
Robert L. Arnold                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Capital Management, Inc.; Vice President/Senior Portfolio Manager
                                                  of the Registrant and each of the other investment companies in the Delaware
                                                  Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Marshall T. Bassett                               Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager of each fund in the Delaware
                                                  Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Christopher S. Beck                               Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of each fund in the Delaware Investments family.

                                                  Trustee of New Castle County Pension Board since October 1992, Wilmington DE.
------------------------------------------------- ------------------------------------------------------------------------------
Richard E. Beister                                Vice President/Trading Operations of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Trading Operations of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ------------------------------------------------------------------------------
Lisa O. Brinkley                                  Vice President/Compliance Director of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Compliance Director
                                                  of Delaware Management Holdings, Inc.; Vice President/Compliance Director of
                                                  DMH Corp.; Vice President/Compliance Director of Delvoy, Inc.; Vice
                                                  President/Compliance Director of Delaware Management Company, Inc.; Vice
                                                  President/Compliance Director of Delaware Management Business Trust; Vice
                                                  President/Compliance Director of Delaware Investment Advisers (a series of
                                                  Delaware Management Business Trust);Vice President/Compliance Director of
                                                  Delaware Service Company, Inc.; Vice President/Compliance Director of
                                                  Delaware Capital Management, Inc.; Vice President/Compliance Director of
                                                  Retirement Financial Services, Inc.; Vice President/Compliance
                                                  Director/Assistant Secretary of Delaware Management Business Trust; Vice
                                                  President/Compliance Director of Delaware Distributors, Inc.; Vice
                                                  President/Compliance Director of Delaware Distributors, L.P.; Vice
                                                  President/Compliance Director of the Registrant and each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Michael P. Buckley                                Vice President/Portfolio Manager/Senior Municipal Analyst of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager/Senior Municipal Analyst of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Portfolio Manager/Senior Municipal Analyst of the Registrant and
                                                  each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------

------------------------------------------------- ------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*              and other Positions and Offices Held
------------------------------------------------- ------------------------------------------------------------------------------
MaryEllen M. Carrozza                             Vice President/Client Services of Delaware Management Company (a series of
                                                  Delaware Management Business Trust);Vice President/Client Services of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust);Vice President/Client Services of the Registrant and each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Stephen R. Cianci                                 Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Mitchell L. Conery                                Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of the
                                                  Registrant and each of the other investment companies in the Delaware
                                                  Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Timothy G. Connors                                Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of the
                                                  Registrant and each of the other investment companies in the Delaware
                                                  Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Patrick P. Coyne                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Delaware Capital Management, Inc.; Vice President/Senior Portfolio Manager
                                                  of the Registrant and each of the other investment companies in the Delaware
                                                  Investments family
------------------------------------------------- ------------------------------------------------------------------------------
George E. Deming                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of the
                                                  Registrant and each of the other investment companies in the Delaware
                                                  Investments family
------------------------------------------------- ------------------------------------------------------------------------------
James P. Dokas                                    Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/ Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Michael J. Dugan                                  Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of the
                                                  Registrant and each of the other investment companies in the Delaware
                                                  Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Roger A. Early                                    Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio of the
                                                  Registrant and each of the other investment companies in the Delaware
                                                  Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Joel A. Ettinger                                  Vice President/Taxation of Delaware Management Company (a series of Delaware
                                                  Management Business Trust);Vice President/Taxation of Delaware Management
                                                  Holdings, Inc.; Vice President/Taxation of DMH Corp.; Vice
                                                  President/Taxation of Delvoy, Inc.; Vice President/Taxation of Delaware
                                                  Management Company, Inc.; Vice President/Taxation of Delaware Management
                                                  Business Trust; Vice President/Taxation of Delaware Investment Advisers (a
------------------------------------------------- ------------------------------------------------------------------------------

------------------------------------------------- ------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*              and other Positions and Offices Held
------------------------------------------------- ------------------------------------------------------------------------------
                                                  series of Delaware Management Business Trust);Vice President/Taxation of
                                                  Delaware Service Company, Inc.; Vice President/Taxation of Delaware Capital
                                                  Management, Inc.; Vice President/Taxation of Retirement Financial Services,
                                                  Inc.; Vice President/Taxation of Delaware Distributors, Inc.; Vice
                                                  President/Taxation of Delaware Distributors, L.P.; Vice President/Taxation
                                                  of Founders Holdings, Inc.; Vice President/Taxation of Founders CBO
                                                  Corporation; Vice President/Taxation of the Registrant and each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Joseph Fiorilla                                   Vice President/Performance Analyst of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Performance Analyst
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust)
------------------------------------------------- ------------------------------------------------------------------------------
James A. Furgele                                  Vice President/Investment Accounting of Delaware Management Company (a
                                                  series of Delaware Management Business Trust);Vice President/Investment
                                                  Accounting of Delaware Investment Advisers (a series of Delaware Management
                                                  Business Trust); Vice President/Investment Accounting of Delaware Service
                                                  Company, Inc.; Vice President/Investment Accounting of the Registrant and
                                                  each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Thomas C. Gariepy(3)                              Vice President/Director of Corporate Communications of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Vice
                                                  President/Director of Corporate Communications of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ------------------------------------------------------------------------------
Stuart M. George                                  Vice President/Equity Trading of Delaware Management Company (a series of
                                                  Delaware Management Business Trust);Vice President/Equity Trading of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ------------------------------------------------------------------------------
Barry Gladstein                                   Vice President/Business Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust);Vice President/Business Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ------------------------------------------------------------------------------
Paul Grillo                                       Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Brian T. Hannon                                   Vice President of Delaware Management Company (a series of Delaware
                                                  Management Business Trust); Vice President of Delaware Investment Advisers (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------
John A. Heffern                                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Elizabeth H. Howell                               Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of the
                                                  Registrant and each of the other investment companies in the Delaware
                                                  Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Jeffrey W. Hynoski                                Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust);Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust);Vice President/Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------

------------------------------------------------- ------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*              and other Positions and Offices Held
------------------------------------------------- ------------------------------------------------------------------------------
Cynthia Isom                                      Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Karina J. Ivstan                                  Vice President/Strategic Planning of Delaware Management Company (a series of Delaware Management Business Trust); Vice President/Strategic Planning of
                                                  Delaware Management Holdings, Inc.; Vice President/Strategic Planning of
                                                  Delaware Management Business Trust; Vice President/Strategic Planning of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Strategic Planning of Delaware Service Company, Inc.;
                                                  Vice President/Strategic Planning of Delaware Capital Management, Inc.; Vice
                                                  President/Strategic Planning of Retirement Financial Services, Inc.; Vice
                                                  President/Strategic Planning of Delaware Management Trust Company; Vice
                                                  President/Strategic of Delaware Distributors, L.P.; Vice President/Strategic
                                                  Planning of the Registrant and each of the other investment companies in the
                                                  Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Audrey E. Kohart                                  Vice President/Assistant Controller/Corporate Accounting of Delaware
                                                  Management Company (a series of Delaware Management Business Trust); Vice
                                                  President/Assistant Controller/Corporate Accounting of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ------------------------------------------------------------------------------
Steven T. Lampe                                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/ Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Philip Y. Lin                                     Vice President, Associate General Counsel and Assistant Secretary of
                                                  Delaware Management Company (a series of Delaware Management Business
                                                  Trust); Vice President, Associate General Counsel and Assistant Secretary of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President, Associate General Counsel and Assistant Secretary of
                                                  Delaware Service Company, Inc.; Vice President, Associate General Counsel
                                                  and Assistant Secretary of Delaware Capital Management, Inc.; Vice
                                                  President, Associate General Counsel and Assistant Secretary of Retirement
                                                  Financial Services, Inc.; Vice President, Associate General Counsel and
                                                  Assistant Secretary of Delaware Management Trust Company; Vice President,
                                                  Associate General Counsel and Assistant Secretary of Delaware Distributors,
                                                  L.P.; Vice President, Associate General Counsel and Assistant Secretary of
                                                  the Registrant and each of the other investment companies in the Delaware
                                                  Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Michael D. Mabry                                  Vice President, Associate General Counsel and Assistant Secretary of
                                                  Delaware Management Company (a series of Delaware Management Business
                                                  Trust); Vice President, Associate General Counsel and Assistant Secretary of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust);Vice President, Associate General Counsel and Assistant Secretary of
                                                  Delaware Service Company, Inc.; Vice President, Associate General Counsel
                                                  and Assistant Secretary of Delaware Capital Management, Inc.; Vice
                                                  President, Associate General Counsel and Assistant Secretary of Retirement
                                                  Financial Services, Inc.; Vice President, Associate General Counsel and
                                                  Assistant Secretary of Delaware Distributors, L.P.; Vice President,
                                                  Associate General Counsel and Assistant Secretary of the Registrant and each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Paul A. Matlack                                   Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Founders Holdings, Inc., President and Director of Founders CBO Corporation;
                                                  Vice President/Senior Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family.
------------------------------------------------- ------------------------------------------------------------------------------

------------------------------------------------- ------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*              and other Positions and Offices Held
------------------------------------------------- ------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of the
                                                  Registrant and each of the other investment companies in the Delaware
                                                  Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Francis X. Morris                                 Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio of the
                                                  Registrant and each of the other investment companies in the Delaware
                                                  Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Gerald T. Nichols                                 Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of
                                                  Founders Holdings, Inc., Treasurer, Assistant Secretary and Director of
                                                  Founders CBO Corporation; Vice President/Senior Portfolio Manager of the
                                                  Registrant and each of the other investment companies in the Delaware
                                                  Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Robert A. Norton, Jr.                             Vice President/Research Analyst of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Research Analyst of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ------------------------------------------------------------------------------
David P. O'Connor                                 Vice President, Associate General Counsel and Assistant Secretary of
                                                  Delaware Management Company (a series of Delaware Management Business
                                                  Trust); Vice President, Associate General Counsel and Assistant Secretary of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust);Vice President, Associate General Counsel and Assistant Secretary of
                                                  Delaware Service Company, Inc.; Vice President, Associate General Counsel
                                                  and Assistant Secretary of Delaware Capital Management, Inc.; Vice
                                                  President, Associate General Counsel and Assistant Secretary of Retirement
                                                  Financial Services, Inc.; Vice President, Associate General Counsel and
                                                  Assistant Secretary of Delaware Distributors, L.P.; Vice President,
                                                  Associate General Counsel and Assistant Secretary of the Registrant and each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Gary A. Reed                                      Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                                  series of Delaware Management Business Trust); Vice President/Senior
                                                  Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                                  Management Business Trust); Vice President/Senior Portfolio Manager of the
                                                  Registrant and each of the other investment companies in the Delaware
                                                  Investments family
------------------------------------------------- ------------------------------------------------------------------------------
                                                  Vice President/Assistant Controller of Delaware Management Company (a series
Richard Salus                                     of Delaware Management Business Trust); Vice President/Assistant Controller
                                                  of Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Assistant Controller of Delaware Management Trust
                                                  Company; Vice President/Assistant Controller of Delaware International
                                                  Holdings Ltd.
------------------------------------------------- ------------------------------------------------------------------------------
Richard D. Siedel                                 Vice President/Assistant Controller/Manager, Payroll of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Vice
                                                  President/Assistant Controller/Manager, Payroll of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust)
------------------------------------------------- ------------------------------------------------------------------------------

------------------------------------------------- ------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates
Name and Principal Business Address*              and other Positions and Offices Held
------------------------------------------------- ------------------------------------------------------------------------------
Michael T. Taggart                                Vice President/Facilities and Administration Services of Delaware Management
                                                  Company (a series of Delaware Management Business Trust); Vice
                                                  President/Facilities and Administration Services of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust); Vice
                                                  President/Facilities and Administration Services of Delaware Service
                                                  Company, Inc.; Vice President/Facilities and Administration Services of
                                                  Delaware Distributors, L.P.
------------------------------------------------- ------------------------------------------------------------------------------
Thomas J. Trotman                                 Vice President/Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------
Lori P. Wachs                                     Vice President/ Portfolio Manager of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Vice President/ Portfolio Manager of
                                                  Delaware Investment Advisers (a series of Delaware Management Business
                                                  Trust); Vice President/ Portfolio Manager of the Registrant and each of the other investment companies in the Delaware Investments family
------------------------------------------------- ------------------------------------------------------------------------------

*Business Address is 1818 Market Street, Philadelphia, PA 19103.

--------------------------------------------------------------------------------
1 PRESIDENT AND DIRECTOR, Lincoln Investment Management, Inc. 1987 to present.
  EXECUTIVE VICE PRESIDENT/CHIEF INVESTMENT OFFICER of Lincoln National Corporation 1992 to present.
2 PRESIDENT, DIRECTOR OF MARKETING AND SENIOR PORTFOLIO MANAGER, Marvin & Palmer
  Associates, Wilmington, DE 1996-1998.
3 VICE PRESIDENT/DIRECTOR OF PUBLIC RELATIONS, Liberty Funds Distributor, Inc.,
  Boston, MA, 1996-1998.
--------------------------------------------------------------------------------

                   (b) Vantage Global Advisors, Inc. ("Vantage"), 630 Fifth Avenue, New York, NY 10111, is an indirect, wholly owned subsidiary of Lincoln National Corporation and an affiliate of Delaware Management Company, Inc. Vantage provides investment advice to pension plans, endowments, insurance and commingled products. Vantage serves as sub-investment adviser to the Registrant's Delaware Blue Chip Fund series and the Delaware Social Awareness Fund (formerly named Quantum Fund) series and also serves as Sub-Adviser to Delaware Group Premium Fund, Inc. The directors and officers of Vantage are listed below. Unless otherwise indicated, the principal business address of each person is 630 Fifth Avenue, New York, NY 10111.

Name                                   Positions and Offices with Vantage Global Advisors, Inc.
----                                   --------------------------------------------------------
Roger Sayler(1)                        President and Chief Executive Officer of Vantage Global Advisors, Inc.

*Dennis A. Blume                       Director of Vantage Global Advisors, Inc.

                                       Executive Vice President and Director of Lincoln Investment Management Company,
                                       1300 South Clinton Street, Fort Wayne, IN

**H. Thomas McMeekin                   Director of Vantage Global Advisors, Inc.

                                       Executive Vice President of Delaware Management Holdings, Inc.; Executive Vice
                                       President/Chief Investment Officer - Fixed Income of Delaware Management
                                       Company, Delaware Investment Advisers and Delaware Investments family of funds,
                                       One Commerce Square, Philadelphia, PA

                                       Executive Vice President of Lincoln National Corporation; President and Director
                                       of Lincoln National Investment Company, 1300 South Clinton Street, Fort Wayne, IN

**Bruce D. Barton                      Director of Vantage Global Advisors, Inc.

                                       President of Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA

Perry Dean Keck                        Vice President/Director of Marketing

Enrique De Jesus Chang(2)              Senior Vice President/Quantitative Research

Yi Feng Yang                           Vice President/Research
Name                                   Positions and Offices with Vantage Global Advisors, Inc.
----                                   --------------------------------------------------------

Christopher P. Harvey                  Vice President

Keven S. Lee                           Vice President


* Business address is 200 East Berry Street, Fort Wayne, IN 46802. ** Business address is 1818 Market Street, Philadelphia, PA 19103.

(1) Managing Director/Global Head of Derivatives, J.P. Morgan Investment Management prior to September 1999.
(2) Vice President, J.W. Seligman prior to May 1998.

Item 27.           Principal Underwriters.

                  (a) Delaware Distributors, L.P. serves as principal
                      underwriter for all the mutual funds in the Delaware Investments family.

                  (b) Information with respect to each director, officer or
                      partner of principal underwriter:

--------------------------------------------- ------------------------------------------- -----------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter      Positions and Offices with Registrant
--------------------------------------------- ------------------------------------------- -----------------------------------------
Delaware Distributors, Inc.                   General Partner                             None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Delaware Investment Advisers                  Limited Partner                             None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Delaware Capital Management, Inc.             Limited Partner                             None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Bruce D. Barton                               President and Chief Executive Officer       None
--------------------------------------------- ------------------------------------------- -----------------------------------------
David K. Downes                               Executive Vice President/Chief Operating    President and Chief Executive
                                              Officer/Chief Financial Officer             Officer/Chief Financial Officer/Chief
                                                                                          Operating Officer and Trustee
--------------------------------------------- ------------------------------------------- -----------------------------------------
Richard J. Flannery                           Executive Vice President/General Counsel    Executive Vice President/General Counsel
--------------------------------------------- ------------------------------------------- -----------------------------------------
Diane M. Anderson                             Senior Vice President/Retirement            None
                                              Operations
--------------------------------------------- ------------------------------------------- -----------------------------------------
Michael P. Bishof                             Senior Vice President/Treasurer/            Senior Vice President/Treasurer
                                              Investment Accounting
--------------------------------------------- ------------------------------------------- -----------------------------------------
Daniel J. Brooks III                          Senior Vice President/Wholesaler            None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Terrence P. Cunningham                        Senior Vice President/National Sales        None
                                              Director, Financial Institutions
--------------------------------------------- ------------------------------------------- -----------------------------------------
Joseph H. Hastings                            Senior Vice President/Treasurer/            Senior Vice President/Corporate
                                              Corporate Controller                        Controller
--------------------------------------------- ------------------------------------------- -----------------------------------------
Joanne O. Hutcheson                           Senior Vice President/Human Resources       Senior Vice President/Human Resources
--------------------------------------------- ------------------------------------------- -----------------------------------------
Bradley L. Kolstoe                            Senior Vice President/Western Division      None
                                              Sales, Independent Plannner and Insurance
                                              Channel
--------------------------------------------- ------------------------------------------- -----------------------------------------
Richelle S. Maestro                           Senior Vice President/Deputy General        Senior Vice President/Deputy General
                                              Counsel/ Secretary                          Counsel/ Secretary
--------------------------------------------- ------------------------------------------- -----------------------------------------
Mac Macaulliffe                               Senior Vice President/Divisional Sales      None
                                              Manager
--------------------------------------------- ------------------------------------------- -----------------------------------------
J. Chris Meyer                                Senior Vice President/Director, Product     None
                                              Management
--------------------------------------------- ------------------------------------------- -----------------------------------------
Eric E. Miller                                Senior Vice President/Deputy General        Senior Vice President/Deputy General
                                              Counsel/Assistant Secretary                 Counsel/Secretary
--------------------------------------------- ------------------------------------------- -----------------------------------------
Stephen C. Nell                               Senior Vice President/National Retirement   None
                                              Sales
--------------------------------------------- ------------------------------------------- -----------------------------------------
Henry W. Orvin                                Senior Vice President/Eastern Divisional    None
                                              Sales Manager
--------------------------------------------- ------------------------------------------- -----------------------------------------
Christopher H. Price                          Senior Vice President/Channel Manager,      None
                                              Insurance
--------------------------------------------- ------------------------------------------- -----------------------------------------


--------------------------------------------- ------------------------------------------- -----------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter      Positions and Offices with Registrant
--------------------------------------------- ------------------------------------------- -----------------------------------------
Thomas E. Sawyer                              Senior Vice President/Director, National    None
                                              Sales
--------------------------------------------- ------------------------------------------- -----------------------------------------
James L. Shields                              Senior Vice President/Chief Information     None
                                              Officer
--------------------------------------------- ------------------------------------------- -----------------------------------------
Steven Sorenson                               Senior Vice President/National Director,
                                              Independent Planner Channel                 None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Richard P. Allen                              Vice President/Wholesaler, Midwest          None
--------------------------------------------- ------------------------------------------- -----------------------------------------
David P. Anderson, Jr.                        Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Jeffrey H. Arcy                               Vice President/Wholesaler,                  None
                                              South East Region
--------------------------------------------- ------------------------------------------- -----------------------------------------
Patrick A. Bearss                             Vice President/Wholesaler - Midwest         None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Gabriella Bercze                              Vice President/Wholesaler, Financial        None
                                              Institutions
--------------------------------------------- ------------------------------------------- -----------------------------------------
Larry D. Bridwell                             Vice President/Financial Institutions       None
                                              Wholesaler
--------------------------------------------- ------------------------------------------- -----------------------------------------
Lisa O. Brinkley                              Vice President/Compliance Director          Vice President/Compliance Director
--------------------------------------------- ------------------------------------------- -----------------------------------------
Terrance L. Bussard                           Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Daniel H. Carlson                             Vice President/Marketing Services           None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Larry Carr                                    Vice President/Variable Annuity Sales       None
                                              Manager
--------------------------------------------- ------------------------------------------- -----------------------------------------
William S. Carroll                            Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Matthew Coldren                               Vice President/National Accounts            None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Patrick A Connelly                            Vice President/Registered Investment        None
                                              Adviser Sales
--------------------------------------------- ------------------------------------------- -----------------------------------------
Jessie V. Emery                               Vice President/Marketing Communications     None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Joel A. Ettinger                              Vice President/Taxation                     Vice President/Taxation
--------------------------------------------- ------------------------------------------- -----------------------------------------
Edward A. Foley                               Vice President/Marketing Communications     None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Susan T. Friestedt                            Vice President/Retirement Services          None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Douglas R. Glennon                            Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Darryl S. Grayson                             Vice President/Director, Internal Sales     None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Rhonda J. Guido                               Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Ronald A. Haimowitz                           Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Edward J. Hecker                              Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
John R. Herron                                Vice President/Variable Annuity Wholesaler  None
--------------------------------------------- ------------------------------------------- -----------------------------------------


--------------------------------------------- ------------------------------------------- -----------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter      Positions and Offices with Registrant
--------------------------------------------- ------------------------------------------- -----------------------------------------
Steven N. Horton                              Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Dinah J. Huntoon                              Vice President/Product Manager, Equities    None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Karina J. Istvan                              Vice President/Strategic Planning           Vice President/Strategic Planning
--------------------------------------------- ------------------------------------------- -----------------------------------------
Christopher L. Johnston                       Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Michael J. Jordan                             Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Carolyn Kelly                                 Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Richard M. Koerner                            Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Ellen M. Krott                                Vice President/Marketing                    None
--------------------------------------------- ------------------------------------------- -----------------------------------------
John LeBoeuf                                  Vice President/Independent Planner and      None
                                              Insurance Sales-East
--------------------------------------------- ------------------------------------------- -----------------------------------------
SooHee Lee                                    Vice President/Fixed Income &               None
                                              International Product Management
--------------------------------------------- ------------------------------------------- -----------------------------------------
Philip Y. Lin                                 Vice President/Associate General            Vice President/Associate General
                                              Counsel/Assistant Secretary                 Counsel/Assistant Secretary
--------------------------------------------- ------------------------------------------- -----------------------------------------
John R. Logan                                 Vice President/Wholesaler, Financial        None
                                              Institutions
--------------------------------------------- ------------------------------------------- -----------------------------------------
Michael D. Mabry                              Vice President/Associate General            Vice President/Associate General
                                              Counsel/Assistant Secretary                 Counsel/Assistant Secretary
--------------------------------------------- ------------------------------------------- -----------------------------------------
Theodore T. Malone                            Vice President/ Independent Planner and     None
                                              Insurance Sales Wholesaler
--------------------------------------------- ------------------------------------------- -----------------------------------------
Debbie Marler                                 Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Raymond G. McCarthy                           Vice President/National Accounts,
                                              Independent Planner & Insurance Channel     None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Joanne C. McCranie                            Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Gregory J. McMillan                           Vice President/National Accounts            None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Nathan W. Medin                               Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Scott L. Metzger                              Vice President/Business Development         None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Jamie L. Meyer                                Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Roger J. Miller                               Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Christopher W. Moore                          Vice President/Variable Annuity Wholesaler  None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Andrew F. Morris                              Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Patrick L. Murphy                             Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Scott E. Naughton                             Vice President/Independent Planner &        None
                                              Insurance Wholesaler
--------------------------------------------- ------------------------------------------- -----------------------------------------
Julie Nusbaum                                 Vice President/Wholesaler, Financial        None
                                              Institutions
--------------------------------------------- ------------------------------------------- -----------------------------------------


--------------------------------------------- ------------------------------------------- -----------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter      Positions and Offices with Registrant
--------------------------------------------- ------------------------------------------- -----------------------------------------
Julie A. Nye                                  Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Daniel J. O'Brien                             Vice President/Insurance Products           None
--------------------------------------------- ------------------------------------------- -----------------------------------------
David P. O'Connor                             Vice President/Associate General            Vice President/Associate General
                                              Counsel/Assistant Secretary                 Counsel/Assistant Secretary
--------------------------------------------- ------------------------------------------- -----------------------------------------
Joseph T. Owczarek                            Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Otis S. Page                                  Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Mary Ellen Pernice-Fadden                     Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Eric Preus                                    Vice President/Wrap Wholesaler              None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Philip G. Rickards                            Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Laura E. Roman                                Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Robert A. Rosso                               Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Terri Lynn Sabby                              Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Richard Salus                                 Vice President/Assistant Controller         None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Linda D. Shulz                                Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Gordon E. Searles                             Vice President/Client Services              None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Catherine A. Seklecki                         Vice President/Retirement Sales             None
--------------------------------------------- ------------------------------------------- -----------------------------------------
John C. Shalloe                               Vice President/Wrap Fee Wholesaler,         None
                                              Western Region
--------------------------------------------- ------------------------------------------- -----------------------------------------
Edward B. Sheridan                            Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Kimberly Spangler                             Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Robert E. Stansbury                           Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Stephanie R. Szabo                            Vice President/Retirement Marketing         None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Michael T. Taggart                            Vice President/Facilities and               None
                                              Administration Services
--------------------------------------------- ------------------------------------------- -----------------------------------------
Julia R. Vander Els                           Vice President/Retirement Plan              None
                                              Communications
--------------------------------------------- ------------------------------------------- -----------------------------------------
Wayne W. Wagner                               Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------
John A. Wells                                 Vice President/Marketing Technology         None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Courtney S. West                              Vice President/Institutional Sales          None
--------------------------------------------- ------------------------------------------- -----------------------------------------
Andrew J. Whitaker                            Vice President/Wholesaler, Financial        None
                                              Institutions
--------------------------------------------- ------------------------------------------- -----------------------------------------
Scott Whitehouse                              Vice President/Wholesaler                   None
--------------------------------------------- ------------------------------------------- -----------------------------------------


--------------------------------------------- ------------------------------------------- -----------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter      Positions and Offices with Registrant
--------------------------------------------- ------------------------------------------- -----------------------------------------
Wesley Williams                               Vice President/Wholesaler
--------------------------------------------- ------------------------------------------- -----------------------------------------
Theodore V. Wood                              Vice President/Technical Systems Officer    None
--------------------------------------------- ------------------------------------------- -----------------------------------------

                  (c)    Inapplicable.

Item 28.          Location of Accounts and Records.

                  All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103.

Item 29.          Management Services.  None.

Item 30.          Undertakings.  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 23rd day of November, 1999.

                                      DELAWARE GROUP EQUITY FUNDS II

                                        By  /s/David K. Downes
                                            ----------------------------------
                                               David K. Downes
                                        President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


          Signature                                Title                                  Date
--------------------------------        ---------------------------------------     -----------------
                                        President/Chief Executive Officer
                                        Chief Operating Officer/Chief
                                        Financial Officer
                                        (Principal Executive Officer, Principal
/s/David K. Downes                      Financial Officer and Principal
--------------------------------        Accounting Officer) and Trustee              November 23, 1999
David K. Downes


/s/Wayne A. Stork                       Trustee                                      November 23, 1999
--------------------------------
Wayne A. Stork


/s/ Walter P. Babich          *         Trustee                                      November 23, 1999
--------------------------------
Walter P. Babich

/s/ John H. Durham            *         Trustee                                      November 23, 1999
--------------------------------
John H. Durham

/s/ Anthony D. Knerr          *         Trustee                                      November 23, 1999
--------------------------------
Anthony D. Knerr

/s/ Ann R. Leven              *         Trustee                                      November 23, 1999
--------------------------------
Ann R. Leven

/s/Thomas F. Madison          *         Trustee                                      November 23, 1999
--------------------------------
Thomas F. Madison

/s/Charles E. Peck            *         Trustee                                      November 23, 1999
--------------------------------
Charles E. Peck

/s/ Janet L. Yeomans          *         Trustee                                      November 23, 1999
--------------------------------
Janet L. Yeomans

                             *By /s/David K. Downes
                                 -------------------
                                 David K. Downes
                             as Attorney-in-Fact for
                          each of the persons indicated